UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1.

Reports to Stockholders

Fidelity Advisor® Floating Rate High Income Fund Class A, Class M (formerly Class T), Class C and Class I Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	1.53%	2.56%	3.32%
Class M (incl. 2.75% sales charge)	1.50%	2.46%	3.27%
Class C (incl. contingent deferred sales charge)	2.73%	2.36%	2.85%
Class I	4.64%	3.38%	3.87%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Class A on October 31, 2007, and the current 2.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$13,863	Fidelity Advisor® Floating Rate High Income Fund - Class A
$16,128	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans gained 5.25% for the 12 months ending October 31, 2017, as measured by the S&P/LSTA® Leveraged Performing Loan Index. Following the U.S. presidential election, U.S. Treasury yields spiked and investor sentiment shifted, anticipating higher interest rates and rising inflation in 2017. Within this environment, bank loans rose 1.20% in December, in what turned out to be their strongest monthly performance for the reporting period. The asset class registered more-modest, coupon-driven gains from January through May amid intensified refinancing activity, declining Treasury yields and growing uncertainty about the Trump administration’s policy agenda. Loans registered somewhat stronger performance in July, bolstered by favorable corporate earnings and improved flows into retail funds. Following a flattish result in August, the asset class trended higher through October 31, helped by stronger economic data and renewed demand amid higher interest rates. Gains were broad-based across industries, with oil & gas (+13%), industrial equipment (+9%) and nonferrous metals/minerals (+8%) leading the way. On the downside, retailers (-2%) was the weakest performer among major index groups. From a credit-quality perspective, lower-quality loans did best, reflecting continued demand for higher-yielding securities.

Comments from Portfolio Manager Eric Mollenhauer:  For the year, the fund's share classes (excluding sales charges, if applicable) posted gains of roughly 4% to 5%, trailing the benchmark S&P/LSTA® Leveraged Performing Loan Index. The fund’s conservative credit-quality positioning – reflective of my moderate-risk, core strategy – and a cash stake that was modestly above my 5% target dampened performance versus the benchmark. That said, I was pleased with the fund’s result during a period when lower-quality credits led the market by a substantial margin. Over the past 12 months, the fund was overweight the BBB and BB credit-quality tiers and underweight loans rated B and CCC. In terms of individual holdings, the biggest relative detractors were United Kingdom-based energy services firm Expro and untimely positioning in CCC-rated index component Ocean Rig, a provider of drill-ships to energy companies. On the plus side, security selection among loans rated BB and B, and among non-rated securities, aided relative results. The top individual relative contributors were overweightings in TNT Crane, which provides rental cranes for use in the refining and petrochemical industries, and for-profit education provider Laureate Education. By period end, I had reduced the fund's cash allocation to roughly 4% of the portfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Caesars Resort Collection LLC	2.5	0.0
Laureate Education, Inc.	1.7	1.7
Albertson's LLC	1.6	2.0
Charter Communication Operating LLC	1.5	1.6
Caesars Growth Properties Holdings LLC	1.4	1.5
	8.7

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Technology	12.5	11.3
Gaming	9.9	6.0
Telecommunications	8.8	8.9
Services	8.0	9.2
Healthcare	7.6	8.2

Quality Diversification (% of fund's net assets)

As of October 31, 2017
BBB	3.4%
BB	36.0%
B	41.8%
CCC,CC,C	3.9%
Not Rated	10.5%
Equities	0.4%
Short-Term Investments and Net Other Assets	4.0%

As of April 30, 2017
BBB	3.4%
BB	37.1%
B	41.0%
CCC,CC,C	4.8%
Not Rated	6.5%
Equities	0.3%
Short-Term Investments and Net Other Assets	6.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2017*
Bank Loan Obligations	89.0%
Nonconvertible Bonds	6.6%
Common Stocks	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	4.0%

 * Foreign investments – 9.7%

As of April 30, 2017*
Bank Loan Obligations	86.5%
Nonconvertible Bonds	6.3%
Common Stocks	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	6.9%

 * Foreign investments – 10.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2017

Showing Percentage of Net Assets

Bank Loan Obligations - 89.0%(a)
	Principal Amount (000s)	Value (000s)
Aerospace - 1.0%
DAE Aviation Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.99% 7/7/22 (b)(c)	$6,218	$6,301
Standardaero Aviation Holdings In Tranche B, term loan 3 month U.S. LIBOR + 3.750% 7/7/22 (c)(d)	10,105	10,193
TransDigm, Inc.:
Tranche F, term loan 3 month U.S. LIBOR + 3.000% 4.274% 6/9/23 (b)(c)	29,625	29,740
Tranche G, term loan 3 month U.S. LIBOR + 3.000% 4.2623% 8/22/24 (b)(c)	63,840	64,129

TOTAL AEROSPACE		110,363

Air Transportation - 0.1%
Hanjin International Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.8539% 10/18/20 (b)(c)	7,500	7,528
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.4878% 10/5/24 (b)(c)	4,500	4,533

TOTAL AIR TRANSPORTATION		12,061

Automotive & Auto Parts - 0.8%
Caliber Holdings Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 2/1/24 (b)(c)	9,844	9,922
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.4923% 2/1/25 (b)(c)	2,710	2,768
Chrysler Group LLC term loan 3 month U.S. LIBOR + 2.000% 3.24% 12/31/18 (b)(c)	7,147	7,164
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.8328% 11/27/20 (b)(c)	16,369	15,387
Tranche 2LN, term loan 3 month U.S. LIBOR + 9.000% 10.3328% 11/27/21 (b)(c)	24,370	20,715
The Gates Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.5828% 3/31/24 (b)(c)	13,269	13,353
UOS LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.7423% 4/18/23 (b)(c)	13,217	13,613

TOTAL AUTOMOTIVE & AUTO PARTS		82,922

Banks & Thrifts - 0.1%
Recess Holdings, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.750% 1.875% 9/29/24 (b)(c)(e)	1,598	1,608
3 month U.S. LIBOR + 3.750% 5.2539% 9/29/24 (b)(c)	11,827	11,901

TOTAL BANKS & THRIFTS		13,509

Broadcasting - 1.2%
CBS Radio, Inc.:
term loan 3 month U.S. LIBOR + 3.500% 4.7379% 10/17/23 (b)(c)	18,861	18,975
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3/2/24 (c)(d)	12,500	12,531
Clear Channel Communications, Inc. Tranche D, term loan 3 month U.S. LIBOR + 6.750% 8.0828% 1/30/19 (b)(c)	53,680	40,126
Entercom Radio, LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7323% 11/1/23 (b)(c)	5,725	5,734
ION Media Networks, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.25% 12/18/20 (b)(c)	19,752	19,875
Nielsen Finance LLC Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.000% 3.2378% 10/4/23 (b)(c)	11,880	11,916
Raycom Media, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.9879% 8/23/24 (b)(c)	16,060	16,180

TOTAL BROADCASTING		125,337

Building Materials - 0.6%
Beacon Roofing Supply, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 1/2/25 (c)(d)	10,000	10,063
HD Supply, Inc. Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.500% 3.8328% 10/17/23 (b)(c)	8,188	8,275
Jeld-Wen, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 3.000% 4.3328% 7/1/22 (b)(c)	14,565	14,674
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.33% 9/27/24 (b)(c)	27,290	27,638

TOTAL BUILDING MATERIALS		60,650

Cable/Satellite TV - 2.5%
Altice U.S. Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4923% 7/28/25 (b)(c)	30,348	30,297
Cable One, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.57% 5/1/24 (b)(c)	7,950	7,980
Charter Communication Operating LLC:
term loan:
3 month U.S. LIBOR + 2.000% 3.25% 7/1/20 (b)(c)	37,288	37,453
3 month U.S. LIBOR + 2.000% 3.25% 1/3/21 (b)(c)	74,809	75,100
Tranche I, term loan 3 month U.S. LIBOR + 2.250% 3.5% 1/15/24(b)(c)	55,507	55,903
MCC Iowa LLC Tranche M, term loan 3 month U.S. LIBOR + 2.000% 3.21% 1/26/25 (b)(c)	6,400	6,419
Virgin Media Bristol LLC Tranche 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.9889% 1/31/25 (b)(c)	35,000	35,131
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.4867% 8/19/23 (b)(c)	24,500	24,531

TOTAL CABLE/SATELLITE TV		272,814

Capital Goods - 0.6%
Doosan Bobcat Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.0828% 5/18/24 (b)(c)	13,562	13,653
Gardner Denver, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.0828% 7/30/24 (b)(c)	8,050	8,094
Onex Wizard U.S. Acquisition, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 3/13/22 (b)(c)	30,148	30,349
Zodiac Pool Solutions LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.3328% 12/20/23 (b)(c)	12,903	13,040

TOTAL CAPITAL GOODS		65,136

Chemicals - 2.1%
Ashland LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.2925% 5/17/24 (b)(c)	15,461	15,554
Ineos Styrolution U.S. Holding LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.0828% 3/30/24 (b)(c)	10,188	10,197
Kraton Polymers LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 1/6/22 (b)(c)	10,962	11,111
MacDermid, Inc.:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 6/7/23 (b)(c)	25,448	25,591
Tranche B 7LN, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 6/7/20 (b)(c)	13,008	13,108
Methanol Holdings (TRINIDAD) Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.735% 6/30/22 (b)(c)	20,217	20,368
Oxea Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.875% 10/12/24 (b)(c)	12,750	12,770
The Chemours Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.75% 5/12/22 (b)(c)	17,878	18,020
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 9/6/24 (b)(c)	15,250	15,364
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3231% 9/22/24 (b)(c)	12,244	12,341
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3283% 9/22/24 (b)(c)	28,256	28,480
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.3328% 6/1/24 (b)(c)	17,486	17,574
Univar, Inc. term loan 3 month U.S. LIBOR + 2.750% 3.985% 7/1/22 (b)(c)	13,863	13,933
Venator Materials LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3801% 8/8/24 (b)(c)	9,825	9,936

TOTAL CHEMICALS		224,347

Consumer Products - 1.0%
CSM Bakery Supplies Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.34% 7/3/20 (b)(c)	9,781	9,566
Hercules Achievement, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7378% 12/11/21 (b)(c)	5,969	6,022
HLF Financing U.S. LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.7423% 2/15/23 (b)(c)	20,875	21,162
Prestige Brands, Inc. term loan 3 month U.S. LIBOR + 2.750% 3.985% 1/26/24 (b)(c)	14,309	14,387
Weight Watchers International, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 3.250% 4.5548% 4/2/20 (b)(c)	59,786	59,173

TOTAL CONSUMER PRODUCTS		110,310

Consumer Services - 0.1%
Optiv Security, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.5625% 2/1/24 (b)(c)	9,426	8,876
Containers - 1.6%
Berry Global, Inc.:
Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4878% 1/19/24 (b)(c)	9,950	9,980
Tranche K, term loan 3 month U.S. LIBOR + 2.250% 3.4878% 2/8/20 (b)(c)	50,196	50,435
Tranche L, term loan 3 month U.S. LIBOR + 2.250% 3.4878% 1/6/21 (b)(c)	8,592	8,631
Tranche M, term loan 3 month U.S. LIBOR + 2.250% 3.4906% 10/1/22 (b)(c)	19,591	19,676
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.5984% 4/3/24 (b)(c)	8,229	8,281
Charter Nex U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.4923% 5/16/24 (b)(c)	9,661	9,717
Consolidated Container Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.735% 5/22/24 (b)(c)	17,905	18,035
Hostess Brands LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 8/3/22 (b)(c)	11,939	11,999
Plastipak Packaging, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.99% 10/14/24 (b)(c)	6,360	6,405
Reynolds Group Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.985% 2/5/23 (b)(c)	28,870	29,033

TOTAL CONTAINERS		172,192

Diversified Financial Services - 3.8%
AlixPartners LLP Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.0828% 4/4/24 (b)(c)	26,109	26,223
ASP Chromaflo Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.2423% 11/18/23 (b)(c)	11,880	11,932
Bcp Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.3801% 10/31/24 (b)(c)	26,520	26,810
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.24% 4/27/24 (b)(c)	25,616	25,712
Delos Finance SARL Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.3328% 10/6/23 (b)(c)	33,095	33,328
Duff & Phelps Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.6067% 10/5/24 (b)(c)	9,130	9,216
Emerald Exposit Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3328% 5/22/24 (b)(c)	11,267	11,394
Finco I LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.75% 7/14/22 (b)(c)	20,250	20,539
Fly Funding II SARL Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.56% 2/9/23 (b)(c)	22,076	22,140
Flying Fortress Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.3328% 10/30/22 (b)(c)	67,865	68,402
Focus Financial Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.5735% 7/3/24 (b)(c)	10,835	10,957
HarbourVest Partners LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.8586% 2/4/21 (b)(c)	9,575	9,567
IBC Capital U.S. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.0672% 9/11/21 (b)(c)	20,266	20,266
Kingpin Intermediate Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.57% 7/3/24 (b)(c)	7,481	7,533
Nab Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8328% 6/30/24 (b)(c)	13,746	13,843
Peak 10 Holding Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8106% 8/1/24 (b)(c)	8,500	8,537
Quest Software U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.000% 7.3801% 10/31/22 (b)(c)	20,788	20,986
TransUnion LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.2423% 4/9/23 (b)(c)	37,073	37,177
UFC Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.49% 8/18/23 (b)(c)	19,181	19,332

TOTAL DIVERSIFIED FINANCIAL SERVICES		403,894

Energy - 3.4%
Alon U.S.A. Partners LP term loan 3 month U.S. LIBOR + 8.000% 9.25% 11/26/18 (b)(c)	8,467	8,530
Arctic LNG Carriers Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.7423% 5/18/23 (b)(c)	19,950	20,125
Bcp Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.5222% 6/22/24 (b)(c)	34,339	34,693
California Resources Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 11.6117% 12/31/21 (b)(c)	41,720	44,675
Chesapeake Energy Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.8144% 8/23/21 (b)(c)	32,415	34,738
Chief Exploration & Development, LLC. Tranche 2LN, term loan 3 month U.S. LIBOR + 6.500% 7.9586% 5/16/21 (b)(c)	3,000	2,930
Citgo Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 8.500% 9.835% 5/12/18 (b)(c)	13,508	13,795
Crestwood Holdings Partners LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 9.2367% 6/19/19 (b)(c)	17,655	17,649
Empire Generating Co. LLC:
Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.57% 3/14/21 (b)(c)	8,549	7,737
Tranche C, term loan 3 month U.S. LIBOR + 4.250% 5.57% 3/14/21 (b)(c)	845	765
Energy Transfer Equity LP Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.2367% 2/2/24 (b)(c)	8,542	8,524
Expro Finservices SARL Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.0661% 9/2/21 (b)(c)	49,675	31,709
Foresight Energy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 7.0828% 3/28/22 (b)(c)	15,174	14,286
FTS International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.9923% 4/16/21 (b)(c)	18,875	18,394
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 7.2378% 3/1/24 (b)(c)	17,995	17,410
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.59% 8/25/23 (b)(c)	45,352	43,793
MRP Generation Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 7.000% 8.3328% 10/18/22 (b)(c)	5,752	5,400
Pacific Drilling SA Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.875% 6/3/18 (b)(c)	13,667	4,456
Seadrill Operating LP Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3328% 2/21/21 (b)(c)	43,172	32,749

TOTAL ENERGY		362,358

Entertainment/Film - 0.5%
AMC Entertainment Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4889% 12/15/23 (b)(c)	7,632	7,617
AMC Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4889% 12/15/22 (b)(c)	4,949	4,948
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.0828% 7/8/22 (b)(c)	14,330	14,432
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.5828% 7/8/23 (b)(c)	5,305	5,285
Digital Cinema Implementation Partners,LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.8264% 5/17/21 (b)(c)	8,193	8,254
Lions Gate Entertainment Corp. term loan 3 month U.S. LIBOR + 3.000% 4.2417% 12/8/23 (b)(c)	10,638	10,711

TOTAL ENTERTAINMENT/FILM		51,247

Environmental - 0.6%
Clean Harbors, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.235% 6/30/24 (b)(c)	8,529	8,577
Hd Supply Waterworks Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.455% 8/1/24 (b)(c)	11,500	11,572
The Brickman Group, Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.3157% 12/18/20 (b)(c)	18,154	18,260
Wrangler Buyer Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2344% 9/28/24 (b)(c)	11,070	11,163
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.0828% 1/15/21 (b)(c)	13,706	13,809

TOTAL ENVIRONMENTAL		63,381

Food & Drug Retail - 2.8%
Albertson's LLC Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 3.9923% 8/25/21 (b)(c)	165,784	160,565
3 month U.S. LIBOR + 3.000% 4.3172% 6/22/23 (b)(c)	10,583	10,243
GOBP Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8328% 10/21/21 (b)(c)	3,940	3,922
JBS U.S.A. Lux SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7389% 10/30/22 (b)(c)	7,876	7,703
Lannett Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.375% 6.6173% 11/25/22 (b)(c)	26,930	26,795
Pizza Hut Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.2367% 6/16/23 (b)(c)	24,751	24,899
RPI Finance Trust Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.000% 3.3328% 3/27/23 (b)(c)	48,373	48,549
Smart & Final, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8328% 11/15/22 (b)(c)	19,845	19,138

TOTAL FOOD & DRUG RETAIL		301,814

Food/Beverage/Tobacco - 1.1%
Arctic Glacier Group Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.485% 3/20/24 (b)(c)	6,313	6,376
Chobani LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7378% 10/7/23 (b)(c)	22,502	22,764
Pinnacle Foods Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.2322% 2/3/24 (b)(c)	9,925	9,975
Post Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4923% 5/24/24 (b)(c)	51,725	51,975
Shearer's Foods, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 8.0828% 6/30/22 (b)(c)	2,000	1,885
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.938% 5.2703% 6/30/21 (b)(c)	1,000	1,000
U.S. Foods, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.985% 6/27/23 (b)(c)	26,909	27,117

TOTAL FOOD/BEVERAGE/TOBACCO		121,092

Gaming - 9.8%
AP Gaming I LLC term loan 3 month U.S. LIBOR + 5.500% 6.7423% 2/15/24 (b)(c)	9,466	9,608
Aristocrat Technologies, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.000% 3.3626% 10/20/21 (b)(c)	25,707	25,857
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.7017% 9/15/23 (b)(c)	23,384	23,516
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 10/11/20 (b)(c)	112,120	112,180
Caesars Growth Properties Holdings LLC Tranche 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 5/8/21 (b)(c)	149,202	149,233
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 9/28/24 (c)(d)	270,000	271,636
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 4/18/24 (b)(c)	9,975	10,016
Cyan Blue Holdco 3 Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8328% 8/25/24 (b)(c)	12,828	12,881
Eldorado Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.5% 4/17/24 (b)(c)	25,133	25,164
Golden Entertainment, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 4.24% 10/20/24 (b)(c)	40,000	40,017
3 month U.S. LIBOR + 7.000% 10/20/25 (c)(d)	7,500	7,556
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.5264% 10/4/23 (b)(c)	120,705	121,882
Las Vegas Sands LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.235% 3/29/24 (b)(c)	35,785	35,984
MGM Mirage, Inc. Tranche A, term loan 3 month U.S. LIBOR + 2.250% 3.4923% 4/25/21 (b)(c)	13,865	13,871
Mohegan Tribal Gaming Authority Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.2423% 10/14/23 (b)(c)	10,603	10,717
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 1/19/24 (b)(c)	5,234	5,266
Scientific Games Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.5159% 8/14/24 (b)(c)	75,545	76,384
Seminole Tribe Florida Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.2378% 7/6/24 (b)(c)	24,000	24,101
Station Casinos LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.74% 6/8/23 (b)(c)	54,741	54,910
Wynn America LLC Tranche A 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.1174% 12/31/21 (b)(c)	13,235	13,202
Yonkers Racing Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.5% 5/31/24 (b)(c)	6,499	6,512

TOTAL GAMING		1,050,493

Healthcare - 6.6%
Albany Molecular Research, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.250% 4.5828% 8/30/24 (b)(c)	8,640	8,699
3 month U.S. LIBOR + 7.000% 8.3328% 8/30/25 (b)(c)	4,545	4,619
Community Health Systems, Inc.:
Tranche G, term loan 3 month U.S. LIBOR + 2.750% 4.0669% 12/31/19 (b)(c)	43,633	42,585
Tranche H, term loan 3 month U.S. LIBOR + 3.000% 4.3169% 1/27/21 (b)(c)	72,943	70,498
DaVita HealthCare Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.9923% 6/24/21 (b)(c)	46,622	46,971
Envision Healthcare Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.25% 12/1/23 (b)(c)	37,944	38,086
Ghx Ultimate Parent Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.5828% 6/30/24 (b)(c)	9,830	9,904
HCA Holdings, Inc.:
Tranche B 8LN, term loan 3 month U.S. LIBOR + 2.250% 3.4923% 2/15/24 (b)(c)	19,850	19,974
Tranche B 9LN, term loan 3 month U.S. LIBOR + 2.000% 3.2423% 3/18/23 (b)(c)	59,781	60,046
Innoviva, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.8167% 8/18/22 (b)(c)	19,840	19,989
Kindred Healthcare, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.875% 4/9/21 (b)(c)	1,924	1,929
MPH Acquisition Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3328% 6/7/23 (b)(c)	18,184	18,353
Onex Schumacher Finance LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.2423% 7/31/22 (b)(c)	3,447	3,440
Ortho-Clinical Diagnostics, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.0828% 6/30/21 (b)(c)	86,256	86,652
PAREXEL International Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 8/11/24 (b)(c)	40,750	41,114
Press Ganey Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.485% 10/21/24 (b)(c)	3,367	3,409
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 10/21/23 (b)(c)	15,384	15,499
Project Ruby Ultimate Parent Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.9923% 2/9/24 (b)(c)	3,977	3,995
Select Medical Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8502% 3/6/24 (b)(c)	9,950	10,062
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.485% 6/23/24 (b)(c)	7,481	7,491
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 8.000% 9.3328% 12/31/23 (b)(c)	5,000	4,850
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.5828% 12/31/22 (b)(c)	65,476	63,196
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.99% 4/1/22 (b)(c)	99,820	102,004
Vizient, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 3.500% 4.735% 2/11/23 (b)(c)	25,807	25,962

TOTAL HEALTHCARE		709,327

Homebuilders/Real Estate - 1.5%
Americold Realty Operating Partnership LP Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.9923% 12/1/22 (b)(c)	17,070	17,262
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.5864% 11/4/21 (b)(c)	26,902	27,049
Lightstone Holdco LLC:
Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.7423% 1/30/24 (b)(c)	17,070	17,129
Tranche C, term loan 3 month U.S. LIBOR + 4.500% 5.7423% 1/30/24 (b)(c)	1,064	1,067
MGM Growth Properties Operating Partner LP Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4923% 4/25/23 (b)(c)	39,843	40,049
Realogy Group LLC term loan 3 month U.S. LIBOR + 2.250% 3.4917% 7/20/22 (b)(c)	42,530	42,769
Uniti Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 10/24/22 (b)(c)	19,552	18,758

TOTAL HOMEBUILDERS/REAL ESTATE		164,083

Hotels - 1.9%
ESH Hospitality, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 8/30/23 (b)(c)	16,830	16,926
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.735% 11/30/23 (b)(c)	58,061	58,446
Hilton Worldwide Finance LLC Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.000% 3.2379% 10/25/23 (b)(c)	70,883	71,326
La Quinta Intermediate Holdings LLC Tranche B LN, term loan 3 month U.S. LIBOR + 2.750% 4.1092% 4/14/21 (b)(c)	19,250	19,329
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3699% 4/27/24 (b)(c)	29,845	29,888
Ryman Hospitality Properties, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.56% 5/11/24 (b)(c)	9,950	10,018

TOTAL HOTELS		205,933

Insurance - 2.7%
Acrisure LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.2722% 11/22/23 (b)(c)	41,317	41,472
Alliant Holdings Intermediate LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.4896% 8/14/22 (b)(c)	27,229	27,411
AmWINS Group, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 7.985% 1/25/25 (b)(c)	1,925	1,959
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.985% 1/25/24 (b)(c)	13,895	13,945
Asurion LLC:
Tranche B 5LN, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 11/3/23 (b)(c)	48,570	48,965
Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 3.9923% 8/4/22 (b)(c)	41,118	41,420
3 month U.S. LIBOR + 6.000% 7.235% 8/4/25 (b)(c)	30,800	31,782
HUB International Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.3117% 10/2/20 (b)(c)	33,538	33,787
USI, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5/16/24 (c)(d)	7,000	6,991
3 month U.S. LIBOR + 3.000% 4.3142% 5/16/24 (b)(c)	32,245	32,312
VF Holdings Corp. term loan 3 month U.S. LIBOR + 3.250% 4.4923% 6/30/23 (b)(c)	14,850	14,943

TOTAL INSURANCE		294,987

Leisure - 2.1%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.085% 5/30/21 (b)(c)	23,323	23,323
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 2/1/24 (b)(c)	73,480	74,015
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8.2423% 9/8/24 (b)(c)	7,325	7,453
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.4923% 3/8/24 (b)(c)	19,895	20,038
Fitness International LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.735% 7/1/20 (b)(c)	8,253	8,369
Hayward Industries, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 8/4/24 (b)(c)	11,070	11,162
Intrawest Resorts Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.4923% 7/31/24 (b)(c)	28,735	29,022
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3169% 6/10/22 (b)(c)	31,607	31,634
SeaWorld Parks & Entertainment, Inc. Tranche B 5LN, term loan 3 month U.S. LIBOR + 3.000% 4.3328% 3/31/24 (b)(c)	13,482	13,229
SMG Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 2/27/20 (b)(c)	1,690	1,691

TOTAL LEISURE		219,936

Metals/Mining - 0.7%
American Rock Salt Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.9923% 5/20/21 (b)(c)	8,603	8,585
Murray Energy Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.5828% 4/16/20 (b)(c)	75,484	67,100
Walter Energy, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.800% 0% 4/1/18 (c)(f)(g)	32,780	0

TOTAL METALS/MINING		75,685

Paper - 0.5%
Caraustar Industries, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.8328% 3/14/22 (b)(c)	27,268	27,461
Flex Acquisition Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.335% 12/29/23 (b)(c)	30,716	30,922

TOTAL PAPER		58,383

Publishing/Printing - 2.9%
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.485% 6/7/23 (b)(c)	55,563	51,969
Getty Images, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8328% 10/18/19 (b)(c)	44,319	38,630
Harland Clarke Holdings Corp.:
Tranche B 5LN, term loan 3 month U.S. LIBOR + 6.000% 7.3328% 12/31/21 (b)(c)	12,331	12,327
Tranche B 6LN, term loan 3 month U.S. LIBOR + 5.500% 6.8328% 2/9/22 (b)(c)	21,282	21,279
Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 11/3/23 (c)(d)	33,868	33,980
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 5/29/21 (b)(c)	34,146	32,502
McGraw-Hill Global Education Holdings, LLC term loan 3 month U.S. LIBOR + 4.000% 5.2423% 5/4/22 (b)(c)	54,196	54,049
Merrill Communications LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 6.6301% 6/1/22 (b)(c)	15,502	15,657
Multi-Color Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 9/20/24 (c)(d)	9,965	10,027
Proquest LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.9923% 10/24/21 (b)(c)	6,858	6,935
Springer Science+Business Media Deutschland GmbH:
Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 8/15/22 (c)(d)	3,000	3,008
Tranche B 9LN, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 8/14/20 (b)(c)	26,436	26,529

TOTAL PUBLISHING/PRINTING		306,892

Restaurants - 0.9%
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.5276% 2/17/24 (b)(c)	45,319	45,364
CEC Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 2/14/21 (b)(c)	31,653	31,516
Red Lobster Hospitality LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 6.4917% 7/28/21 (b)(c)	18,115	18,387

TOTAL RESTAURANTS		95,267

Services - 7.7%
Abacus Innovations Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.25% 8/16/23 (b)(c)	13,842	13,932
Abg Intermediate Holdings 2 LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8328% 9/29/24 (b)(c)	7,565	7,641
Acosta, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.4923% 9/26/21 (b)(c)	15,636	13,760
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.5669% 6/13/25 (b)(c)	14,150	14,012
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.8169% 6/13/24 (b)(c)	54,090	53,871
Ancestry.Com Operations, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.49% 10/19/24 (b)(c)	4,105	4,197
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.49% 10/19/23 (b)(c)	32,175	32,510
Aramark Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.235% 3/28/24 (b)(c)	32,243	32,344
Avatar Purchaser, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 9/7/24 (c)(d)	7,000	7,009
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.6149% 6/21/24 (b)(c)	28,678	28,853
Bright Horizons Family Solutions Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.485% 11/7/23 (b)(c)	9,863	9,917
Cactus Wellhead LLC Tranche B, term loan 3 month U.S. LIBOR + 6.000% 7.3169% 7/31/20 (b)(c)	15,337	15,050
Coinmach Service Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.9879% 11/14/22 (b)(c)	42,388	42,679
Creative Artists Agency LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7389% 2/15/24 (b)(c)	5,601	5,657
KAR Auction Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.875% 3/9/23 (b)(c)	12,566	12,650
Karman Buyer Corp. Tranche 2LN, term loan 3 month U.S. LIBOR + 6.500% 7.878% 7/25/22 (b)(c)	2,045	1,704
KUEHG Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.0828% 8/13/22 (b)(c)	26,938	27,056
Tranche B, term loan 3 month U.S. LIBOR + 8.250% 9.5828% 8/22/25 (b)(c)	6,500	6,484
Laureate Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.7423% 4/26/24 (b)(c)	182,627	183,427
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 4/7/21 (b)(c)	62,076	62,250
Prime Security Services Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.985% 5/2/22 (b)(c)	102,028	102,863
SAI Global GP Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.8328% 12/8/23 (b)(c)(g)	13,647	13,749
Science Applications International Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.8125% 5/4/22 (b)(c)	6,226	6,280
The GEO Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.57% 3/23/24 (b)(c)	11,507	11,502
The ServiceMaster Co. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 11/8/23 (b)(c)	25,803	25,912
Thomson Reuters IP&S Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 10/3/23 (b)(c)	26,696	26,874
Tmk Hawk Parent Corp. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 9/26/24 (c)(d)	433	437
3 month U.S. LIBOR + 3.500% 4.8799% 9/26/24 (b)(c)	9,692	9,792
Wash Multifamily Acquisition, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.485% 5/14/22 (b)(c)	14,746	14,819
West Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.2378% 10/10/24 (b)(c)	8,819	8,835
Xerox Business Services LLC:
term loan 3 month U.S. LIBOR + 2.250% 3.4923% 12/7/21 (b)(c)	11,364	11,364
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 12/7/23 (b)(c)	20,917	21,087

TOTAL SERVICES		828,517

Steel - 0.2%
JMC Steel Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.0731% 6/14/21 (b)(c)	20,370	20,503
Super Retail - 3.7%
Academy Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.2642% 7/2/22 (b)(c)	30,337	22,304
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.2417% 9/25/24 (b)(c)	125,930	122,179
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.500% 8.7378% 2/3/25 (b)(c)	14,000	13,510
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.9878% 2/3/24 (b)(c)	63,147	61,489
Davids Bridal, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.34% 10/11/19 (b)(c)	9,532	7,845
Harbor Freight Tools U.S.A., Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.4923% 8/19/23 (b)(c)	18,888	18,993
JC Penney Corp., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.5678% 6/23/23 (b)(c)	43,328	39,657
Party City Holdings, Inc. term loan 3 month U.S. LIBOR + 3.000% 4.4107% 8/19/22 (b)(c)	28,286	28,357
PETCO Animal Supplies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.3801% 1/26/23 (b)(c)	31,541	25,746
PetSmart, Inc. term loan 3 month U.S. LIBOR + 3.000% 4.24% 3/11/22 (b)(c)	31,857	27,169
Red Ventures LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 10/18/24 (c)(d)	25,000	24,833
Sports Authority, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.000% 0% 11/16/17 (c)(f)	4,215	42

TOTAL SUPER RETAIL		392,124

Technology - 12.0%
Aptean, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 9.500% 10.84% 12/20/23 (b)(c)	2,500	2,509
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.59% 12/20/22 (b)(c)	12,990	13,144
Bright Bidco BV Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.817% 6/30/24 (b)(c)	17,955	18,187
Cavium, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.4879% 8/16/22 (b)(c)	11,172	11,214
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 3.500% 4.7389% 9/15/20 (b)(c)	23,147	23,147
Cologix Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.4561% 3/20/24 (b)(c)	4,478	4,479
Computer Discount Warehouse (CDW) LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.34% 8/17/23 (b)(c)	31,227	31,432
Compuware Corp.:
term loan 3 month U.S. LIBOR + 8.250% 9.6161% 12/15/22 (b)(c)	5,103	5,167
Tranche B 3LN, term loan 3 month U.S. LIBOR + 4.250% 5.63% 12/15/21 (b)(c)	56,200	56,972
Datapipe, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 6.0828% 3/15/19 (b)(c)	10,553	10,597
Dell International LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.25% 9/7/23 (b)(c)	32,265	32,338
Digicert Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.1301% 10/31/24 (b)(c)	35,575	35,960
EIG Investors Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.3178% 2/9/23 (b)(c)	52,158	52,701
Electro Rent Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.2722% 1/31/24 (b)(c)	14,888	15,055
Epicor Software Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5% 6/1/22 (b)(c)	33,168	33,340
First Data Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.7379% 4/26/24 (b)(c)	19,192	19,267
Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4879% 7/10/22 (b)(c)	111,376	111,641
Global Payments, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.000% 3.2423% 4/22/23 (b)(c)	19,793	19,871
Go Daddy Operating Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 2/15/24 (b)(c)	26,405	26,537
Hyland Software, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.4923% 7/1/22 (b)(c)	10,628	10,726
Infor U.S., Inc. Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.750% 4.0828% 2/1/22 (b)(c)	25,775	25,802
Information Resources, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.6174% 1/18/25 (b)(c)	7,500	7,509
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.6174% 1/18/24 (b)(c)	21,054	21,274
Inmar, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 8.000% 9.2722% 5/1/25 (b)(c)	2,280	2,280
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.7722% 5/1/24 (b)(c)	7,965	7,985
Kronos, Inc.:
term loan 3 month U.S. LIBOR + 8.250% 9.5606% 11/1/24 (b)(c)	30,000	30,848
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.8114% 11/1/23 (b)(c)	49,367	49,697
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 5.5% 1/20/24 (b)(c)	32,557	31,743
3 month U.S. LIBOR + 9.000% 10.25% 1/20/25 (b)(c)	5,000	4,841
Lux FinCo U.S. SPV Tranche B 3LN, term loan 3 month U.S. LIBOR + 3.500% 4.7379% 10/16/22 (b)(c)	10,704	10,597
MA FinanceCo. LLC Tranche B 3LN, term loan:
3 month U.S. LIBOR + 2.750% 3.9878% 6/21/24 (b)(c)	56,781	56,959
3 month U.S. LIBOR + 2.750% 3.9889% 6/21/24 (b)(c)	8,222	8,247
Mcafee LLC Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 5.8328% 9/29/24 (b)(c)	43,430	43,694
3 month U.S. LIBOR + 8.500% 9.8328% 9/29/25 (b)(c)	7,500	7,613
Mh Sub I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.07% 9/15/24 (b)(c)	15,500	15,397
Microsemi Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4878% 1/15/23 (b)(c)	9,708	9,743
Rackspace Hosting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3106% 11/3/23 (b)(c)	45,517	45,488
Renaissance Learning, Inc.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.0828% 4/9/21 (b)(c)	14,508	14,593
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8.3328% 4/9/22 (b)(c)	19,080	19,271
SolarWinds Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 2/5/23 (b)(c)	10,369	10,432
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.485% 3/3/23 (b)(c)	32,642	32,878
Sophia L.P. term loan 3 month U.S. LIBOR + 3.250% 4.5828% 9/30/22 (b)(c)	26,563	26,514
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.4923% 7/8/22 (b)(c)	14,910	14,989
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.250% 3.4923% 7/8/22 (b)(c)	718	722
Sybil Software LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.5828% 9/30/23 (b)(c)	37,872	38,061
Syniverse Holdings, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 4.3111% 4/23/19 (b)(c)	9,368	9,113
3 month U.S. LIBOR + 3.000% 4.3328% 4/23/19 (b)(c)	16,107	15,669
Tempo Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 5/1/24 (b)(c)	41,785	41,907
TIBCO Software, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.75% 12/4/20 (b)(c)	11,235	11,298
Travelclick, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.235% 5/12/21 (b)(c)	7,721	7,759
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7417% 9/28/24 (b)(c)	15,000	15,103
Uber Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.2379% 7/13/23 (b)(c)	15,265	15,361
Vantiv LLC:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.000% 3.2367% 10/14/23 (b)(c)	12,720	12,805
Tranche B, term loan:
3 month U.S. LIBOR + 2.000% 8/7/24 (c)(d)	4,383	4,397
3 month U.S. LIBOR + 2.000% 3.2389% 8/7/24 (b)(c)	15,617	15,712
Veritas U.S., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.8328% 1/27/23 (b)(c)	36,073	36,337
Vfh Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.0606% 12/30/21 (b)(c)	11,189	11,292
WEX, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.985% 7/1/23 (b)(c)	18,302	18,495

TOTAL TECHNOLOGY		1,286,709

Telecommunications - 7.7%
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 1/5/26 (c)(d)	10,000	10,000
3 month U.S. LIBOR + 2.750% 4.1092% 7/15/25 (b)(c)	10,945	10,940
Blucora, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.0731% 5/22/24 (b)(c)	5,133	5,172
Cincinnati Bell, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.985% 10/2/24(b)(c)	15,250	15,433
Consolidated Communications, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 3.000% 4.25% 10/5/23 (b)(c)	20,475	20,137
Digicel International Finance Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.07% 5/25/24 (b)(c)	31,935	32,182
Evo Payments International LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.25% 12/20/23 (b)(c)	17,905	18,134
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.5% 1/9/24 (b)(c)	6,967	7,011
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 4.0711% 6/30/19 (b)(c)	133,175	132,712
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4889% 2/22/24 (b)(c)	79,500	79,770
LTS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 6.5% 4/11/20 (b)(c)	49,889	49,983
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4889% 7/17/25 (b)(c)	26,150	26,108
Neustar, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 8.000% 9.3119% 8/8/25 (b)(c)	5,460	5,515
Tranche B1 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.5603% 1/8/20 (b)(c)	3,293	3,330
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.0619% 8/8/24 (b)(c)	18,995	19,177
Onvoy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.8328% 2/10/24 (b)(c)	19,965	19,940
Polycom, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.250% 6.4896% 9/27/23 (b)(c)	6,787	6,853
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 2/1/24 (b)(c)	7,541	7,454
Sable International Finance Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 1/31/25 (b)(c)	49,620	49,798
SBA Senior Finance II, LLC term loan 3 month U.S. LIBOR + 2.250% 3.49% 3/24/21 (b)(c)	30,986	31,107
Securus Technologies Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.750% 9% 4/30/21 (b)(c)	7,775	7,790
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.75% 4/30/20 (b)(c)	38,553	38,530
Securus Technologies, Inc.:
Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 5.7421% 6/15/24 (b)(c)	30,750	31,109
3 month U.S. LIBOR + 8.250% 6/15/25 (c)(d)	8,500	8,557
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.4525% 4/30/20 (b)(c)	4,497	4,494
SFR Group SA Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 4.1301% 7/31/25 (b)(c)	34,328	34,254
Sprint Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.75% 2/3/24 (b)(c)	79,560	79,825
Telesat LLC Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.000% 4.32% 11/17/23 (b)(c)	52,799	53,079
Windstream Services LLC Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.250% 4.49% 2/17/24 (b)(c)	14,659	13,171
Xplornet Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.0828% 9/9/21 (b)(c)	5,209	5,261

TOTAL TELECOMMUNICATIONS		826,826

Textiles/Apparel - 0.1%
ABB Optical Group LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.3196% 6/15/23 (b)(c)	8,739	8,816
Transportation Ex Air/Rail - 0.4%
American Commercial Barge Line Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.750% 9.9923% 11/12/20 (b)(c)	8,912	6,833
International Seaways Operating Corp. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.74% 6/22/22 (b)(c)	27,701	27,839
Navios Maritime Partners LP Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.32% 9/14/20 (b)(c)	11,335	11,285

TOTAL TRANSPORTATION EX AIR/RAIL		45,957

Utilities - 3.7%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.49% 5/3/20 (b)(c)	25,602	25,602
Calpine Corp. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3% 11/30/17 (b)(c)	2,114	2,114
Cortes NP Acquisition Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.235% 11/30/23 (b)(c)	21,930	22,081
Dynegy, Inc. Tranche C, term loan 3 month U.S. LIBOR + 3.250% 4.4923% 2/7/24 (b)(c)	50,824	51,103
Energy Future Holdings Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2422% 6/30/18 (b)(c)	103,000	103,644
Exgen Texas Power LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.0828% 9/18/21 (b)(c)	26,444	16,594
Houston Fuel Oil Terminal Co. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.83% 8/19/21 (b)(c)	28,801	28,927
InterGen NV Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.84% 6/13/20 (b)(c)	32,475	32,462
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 5.2367% 2/15/24 (b)(c)	20,935	20,987
Moxie Patriot LLC Tranche B, term loan 3 month U.S. LIBOR + 5.750% 7.0828% 12/19/20 (b)(c)	16,450	15,463
Tex Operations Co. LLC:
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.0113% 8/4/23 (b)(c)	40,813	40,926
Tranche C, term loan 3 month U.S. LIBOR + 2.750% 4.0839% 8/4/23 (b)(c)	9,379	9,403
USIC Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.0039% 12/9/23 (b)(c)	7,945	8,011
Vistra Operations Co. LLC Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 4.0104% 12/14/23 (b)(c)	22,579	22,736

TOTAL UTILITIES		400,053

TOTAL BANK LOAN OBLIGATIONS
(Cost $9,579,007)		9,552,794

Nonconvertible Bonds - 6.6%
Aerospace - 0.1%
DAE Funding LLC:
4% 8/1/20 (h)	6,495	6,592
4.5% 8/1/22 (h)	3,750	3,802

TOTAL AEROSPACE		10,394

Broadcasting - 0.1%
AMC Networks, Inc. 4.75% 12/15/22	6,600	6,773
Building Materials - 0.1%
CEMEX S.A.B. de CV 3 month U.S. LIBOR + 4.750% 6.1092% 10/15/18 (b)(c)(h)	10,000	10,263
Cable/Satellite TV - 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	17,065	17,620
5.25% 3/15/21	13,070	13,331
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (h)	7,507	7,658
Virgin Media Finance PLC 4.875% 2/15/22	2,000	1,950

TOTAL CABLE/SATELLITE TV		40,559

Chemicals - 0.1%
Nufarm Australia Ltd. 6.375% 10/15/19 (h)	5,000	5,088
TPC Group, Inc. 8.75% 12/15/20 (h)	10,665	10,425

TOTAL CHEMICALS		15,513

Containers - 0.7%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.25% 9/15/22 (h)	15,000	15,450
6% 2/15/25 (h)	10,000	10,613
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
3 month U.S. LIBOR + 3.500% 4.8592% 7/15/21 (b)(c)(h)	11,130	11,353
5.75% 10/15/20	33,325	33,909

TOTAL CONTAINERS		71,325

Diversified Financial Services - 0.5%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	15,000	15,075
6.25% 2/1/22	5,200	5,434
International Lease Finance Corp.:
3.875% 4/15/18	7,000	7,064
6.25% 5/15/19	10,000	10,603
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (h)	10,000	11,082

TOTAL DIVERSIFIED FINANCIAL SERVICES		49,258

Energy - 0.5%
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27 (h)	11,455	11,813
7% 6/30/24	7,000	7,989
Chesapeake Energy Corp. 8% 12/15/22 (h)	8,195	8,817
Citgo Petroleum Corp. 6.25% 8/15/22 (h)	10,000	10,275
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.07% 6/15/22 (b)(c)(h)	7,500	7,483
6.875% 6/15/25 (h)	5,500	5,816
Peabody Securities Finance Corp. 6% 3/31/22 (h)	3,335	3,435

TOTAL ENERGY		55,628

Entertainment/Film - 0.0%
Cinemark U.S.A., Inc. 5.125% 12/15/22	3,185	3,265
Gaming - 0.1%
Gateway Casinos & Entertainment Ltd. 8.25% 3/1/24 (h)	5,000	5,313
Scientific Games Corp. 7% 1/1/22 (h)	7,800	8,249

TOTAL GAMING		13,562

Healthcare - 1.0%
Community Health Systems, Inc. 6.25% 3/31/23	21,175	20,381
DaVita HealthCare Partners, Inc. 5.75% 8/15/22	8,235	8,492
HCA Holdings, Inc. 3.75% 3/15/19	25,000	25,375
Tenet Healthcare Corp.:
4.625% 7/15/24 (h)	28,000	27,545
4.75% 6/1/20	8,680	8,897
7.5% 1/1/22 (h)	5,085	5,352
THC Escrow Corp. III 5.125% 5/1/25 (h)	7,500	7,303

TOTAL HEALTHCARE		103,345

Homebuilders/Real Estate - 0.5%
CBRE Group, Inc. 5% 3/15/23	17,990	18,619
VICI Properties 1 LLC/VICI FC, Inc. 3 month U.S. LIBOR + 3.500% 4.8467% 10/15/22 (b)(c)	40,450	40,652

TOTAL HOMEBUILDERS/REAL ESTATE		59,271

Leisure - 0.2%
Studio City Co. Ltd.:
5.875% 11/30/19 (h)	6,860	7,194
7.25% 11/30/21 (h)	10,000	10,701

TOTAL LEISURE		17,895

Paper - 0.1%
Xerium Technologies, Inc. 9.5% 8/15/21	9,500	9,758
Publishing/Printing - 0.1%
Cenveo Corp. 6% 8/1/19 (h)	9,850	6,797
Restaurants - 0.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4.25% 5/15/24 (h)	8,000	8,058
Services - 0.3%
APX Group, Inc.:
7.625% 9/1/23	12,500	13,156
7.875% 12/1/22	13,975	15,076

TOTAL SERVICES		28,232

Super Retail - 0.1%
JC Penney Corp., Inc. 5.875% 7/1/23 (h)	6,385	6,124
PetSmart, Inc. 5.875% 6/1/25 (h)	7,665	6,688

TOTAL SUPER RETAIL		12,812

Technology - 0.5%
Brocade Communications Systems, Inc. 4.625% 1/15/23	11,745	12,024
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% 6/1/19 (h)	6,199	6,310
4.42% 6/15/21 (h)	16,685	17,542
NXP BV/NXP Funding LLC:
4.125% 6/1/21 (h)	16,440	17,180
5.75% 3/15/23 (h)	5,000	5,200

TOTAL TECHNOLOGY		58,256

Telecommunications - 1.1%
Altice Financing SA:
6.5% 1/15/22 (h)	7,240	7,493
7.5% 5/15/26 (h)	19,200	21,048
Intelsat Jackson Holdings SA 8% 2/15/24 (h)	14,100	14,946
SFR Group SA:
6% 5/15/22 (h)	2,550	2,658
6.25% 5/15/24 (h)	10,905	11,423
7.375% 5/1/26 (h)	18,755	20,162
Sprint Capital Corp.:
6.875% 11/15/28	4,000	4,268
6.9% 5/1/19	5,000	5,275
Sprint Communications, Inc.:
6% 11/15/22	30,000	31,500
9% 11/15/18 (h)	3,000	3,184

TOTAL TELECOMMUNICATIONS		121,957

Utilities - 0.0%
NRG Energy, Inc. 6.625% 3/15/23	4,000	4,140
TOTAL NONCONVERTIBLE BONDS
(Cost $694,366)		707,061
	Shares	Value (000s)

Common Stocks - 0.4%
Broadcasting - 0.0%
Cumulus Media, Inc. Class A (i)	28,882	11
ION Media Networks, Inc. (g)	2,842	2,134

TOTAL BROADCASTING		2,145

Chemicals - 0.3%
LyondellBasell Industries NV Class A	245,943	25,462
Homebuilders/Real Estate - 0.0%
Five Point Holdings LLC Class A (i)	45,793	588
Metals/Mining - 0.1%
Warrior Metropolitan Coal, Inc.	496,683	12,924
Telecommunications - 0.0%
Consolidated Communications Holdings, Inc.	25,029	480
Utilities - 0.0%
Calpine Corp. (i)	20,715	309
TOTAL COMMON STOCKS
(Cost $83,933)		41,908

Money Market Funds - 7.9%
Fidelity Cash Central Fund, 1.10% (j)
(Cost $853,356)	853,338,777	853,509
TOTAL INVESTMENT IN SECURITIES - 103.9%
(Cost $11,210,662)		11,155,272
NET OTHER ASSETS (LIABILITIES) - (3.9)%		(423,051)
NET ASSETS - 100%		$10,732,221

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $1,598,000 and $1,608,000, respectively.

 (f) Non-income producing - Security is in default.

 (g) Level 3 security

 (h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $366,435,000 or 3.4% of net assets.

 (i) Non-income producing

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$8,446
Total	$8,446

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$2,145	$11	$--	$2,134
Energy	12,924	12,924	--	--
Materials	25,462	25,462	--	--
Real Estate	588	588	--	--
Telecommunication Services	480	480	--	--
Utilities	309	309	--	--
Bank Loan Obligations	9,552,794	--	9,539,045	13,749
Corporate Bonds	707,061	--	707,061	--
Money Market Funds	853,509	853,509	--	--
Total Investments in Securities:	$11,155,272	$893,283	$10,246,106	$15,883

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $10,357,306)	$10,301,763
Fidelity Central Funds (cost $853,356)	853,509
Total Investment in Securities (cost $11,210,662)		$11,155,272
Cash		35,292
Receivable for investments sold		102,291
Receivable for fund shares sold		14,148
Dividends receivable		19
Interest receivable		51,069
Distributions receivable from Fidelity Central Funds		796
Prepaid expenses		25
Total assets		11,358,912
Liabilities
Payable for investments purchased	$601,345
Payable for fund shares redeemed	11,763
Distributions payable	6,616
Accrued management fee	4,982
Distribution and service plan fees payable	592
Other affiliated payables	1,286
Other payables and accrued expenses	107
Total liabilities		626,691
Net Assets		$10,732,221
Net Assets consist of:
Paid in capital		$11,112,442
Undistributed net investment income		32,709
Accumulated undistributed net realized gain (loss) on investments		(357,540)
Net unrealized appreciation (depreciation) on investments		(55,390)
Net Assets		$10,732,221
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($584,589 ÷ 60,469 shares)		$9.67
Maximum offering price per share (100/97.25 of $9.67)		$9.94
Class M:
Net Asset Value and redemption price per share ($137,499 ÷ 14,243 shares)		$9.65
Maximum offering price per share (100/97.25 of $9.65)		$9.92
Class C:
Net Asset Value and offering price per share ($522,522 ÷ 54,061 shares)(a)		$9.67
Fidelity Floating Rate High Income Fund:
Net Asset Value, offering price and redemption price per share ($7,367,746 ÷ 763,117 shares)		$9.65
Class I:
Net Asset Value, offering price and redemption price per share ($2,119,865 ÷ 219,746 shares)		$9.65

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2017
Investment Income
Dividends		$3,454
Interest		478,083
Income from Fidelity Central Funds		8,446
Total income		489,983
Expenses
Management fee	$58,234
Transfer agent fees	13,649
Distribution and service plan fees	7,697
Accounting fees and expenses	1,589
Custodian fees and expenses	104
Independent trustees' fees and expenses	41
Registration fees	349
Audit	181
Legal	63
Miscellaneous	85
Total expenses before reductions	81,992
Expense reductions	(159)	81,833
Net investment income (loss)		408,150
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,520
Fidelity Central Funds	17
Total net realized gain (loss)		15,537
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	41,512
Fidelity Central Funds	(105)
Total change in net unrealized appreciation (depreciation)		41,407
Net gain (loss)		56,944
Net increase (decrease) in net assets resulting from operations		$465,094

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$408,150	$349,986
Net realized gain (loss)	15,537	(225,620)
Change in net unrealized appreciation (depreciation)	41,407	386,147
Net increase (decrease) in net assets resulting from operations	465,094	510,513
Distributions to shareholders from net investment income	(394,075)	(383,140)
Share transactions - net increase (decrease)	1,322,261	(1,573,710)
Redemption fees	365	413
Total increase (decrease) in net assets	1,393,645	(1,445,924)
Net Assets
Beginning of period	9,338,576	10,784,500
End of period	$10,732,221	$9,338,576
Other Information
Undistributed net investment income end of period	$32,709	$27,697

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Floating Rate High Income Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$9.42	$9.85	$9.99	$9.94
Income from Investment Operations
Net investment income (loss)A	.360	.334	.375	.317	.310
Net realized and unrealized gain (loss)	.056	.211	(.425)	(.114)	.070
Total from investment operations	.416	.545	(.050)	.203	.380
Distributions from net investment income	(.346)	(.365)	(.341)	(.307)	(.282)
Distributions from net realized gain	–	–	(.040)	(.036)	(.049)
Total distributions	(.346)	(.365)	(.381)	(.343)	(.331)
Redemption fees added to paid in capitalA	–B	–B	.001	–B	.001
Net asset value, end of period	$9.67	$9.60	$9.42	$9.85	$9.99
Total ReturnC,D	4.40%	5.98%	(.53)%	2.05%	3.89%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	.99%	.98%	.98%	.99%
Expenses net of fee waivers, if any	.98%	.99%	.98%	.98%	.99%
Expenses net of all reductions	.98%	.98%	.98%	.98%	.99%
Net investment income (loss)	3.72%	3.58%	3.86%	3.17%	3.11%
Supplemental Data
Net assets, end of period (in millions)	$585	$707	$863	$1,185	$1,681
Portfolio turnover rateG	68%	46%	26%	54%	62%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.58	$9.40	$9.84	$9.98	$9.93
Income from Investment Operations
Net investment income (loss)A	.356	.324	.365	.306	.299
Net realized and unrealized gain (loss)	.057	.212	(.434)	(.112)	.071
Total from investment operations	.413	.536	(.069)	.194	.370
Distributions from net investment income	(.343)	(.356)	(.332)	(.298)	(.272)
Distributions from net realized gain	–	–	(.040)	(.036)	(.049)
Total distributions	(.343)	(.356)	(.372)	(.334)	(.321)
Redemption fees added to paid in capitalA	–B	–B	.001	–B	.001
Net asset value, end of period	$9.65	$9.58	$9.40	$9.84	$9.98
Total ReturnC,D	4.37%	5.89%	(.72)%	1.96%	3.79%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.01%	1.08%	1.07%	1.07%	1.09%
Expenses net of fee waivers, if any	1.01%	1.08%	1.07%	1.07%	1.09%
Expenses net of all reductions	1.01%	1.08%	1.07%	1.07%	1.09%
Net investment income (loss)	3.69%	3.48%	3.77%	3.08%	3.01%
Supplemental Data
Net assets, end of period (in millions)	$137	$171	$195	$240	$272
Portfolio turnover rateG	68%	46%	26%	54%	62%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.59	$9.41	$9.85	$9.99	$9.94
Income from Investment Operations
Net investment income (loss)A	.286	.263	.301	.241	.235
Net realized and unrealized gain (loss)	.067	.212	(.434)	(.113)	.070
Total from investment operations	.353	.475	(.133)	.128	.305
Distributions from net investment income	(.273)	(.295)	(.268)	(.232)	(.207)
Distributions from net realized gain	–	–	(.040)	(.036)	(.049)
Total distributions	(.273)	(.295)	(.308)	(.268)	(.256)
Redemption fees added to paid in capitalA	–B	–B	.001	–B	.001
Net asset value, end of period	$9.67	$9.59	$9.41	$9.85	$9.99
Total ReturnC,D	3.73%	5.19%	(1.38)%	1.29%	3.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.74%	1.74%	1.73%	1.73%	1.74%
Expenses net of fee waivers, if any	1.74%	1.74%	1.73%	1.73%	1.74%
Expenses net of all reductions	1.74%	1.74%	1.73%	1.73%	1.74%
Net investment income (loss)	2.96%	2.82%	3.10%	2.41%	2.35%
Supplemental Data
Net assets, end of period (in millions)	$523	$582	$671	$835	$960
Portfolio turnover rateG	68%	46%	26%	54%	62%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Floating Rate High Income Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.58	$9.40	$9.84	$9.98	$9.93
Income from Investment Operations
Net investment income (loss)A	.386	.359	.401	.344	.337
Net realized and unrealized gain (loss)	.057	.212	(.435)	(.113)	.071
Total from investment operations	.443	.571	(.034)	.231	.408
Distributions from net investment income	(.373)	(.391)	(.367)	(.335)	(.310)
Distributions from net realized gain	–	–	(.040)	(.036)	(.049)
Total distributions	(.373)	(.391)	(.407)	(.371)	(.359)
Redemption fees added to paid in capitalA	–B	–B	.001	–B	.001
Net asset value, end of period	$9.65	$9.58	$9.40	$9.84	$9.98
Total ReturnC	4.70%	6.28%	(.36)%	2.34%	4.19%
Ratios to Average Net AssetsD,E
Expenses before reductions	.70%	.71%	.70%	.69%	.70%
Expenses net of fee waivers, if any	.69%	.71%	.70%	.69%	.70%
Expenses net of all reductions	.69%	.71%	.70%	.69%	.70%
Net investment income (loss)	4.01%	3.86%	4.14%	3.45%	3.39%
Supplemental Data
Net assets, end of period (in millions)	$7,368	$6,131	$6,615	$9,032	$8,882
Portfolio turnover rateF	68%	46%	26%	54%	62%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.58	$9.40	$9.83	$9.97	$9.92
Income from Investment Operations
Net investment income (loss)A	.380	.355	.396	.339	.332
Net realized and unrealized gain (loss)	.058	.211	(.424)	(.113)	.071
Total from investment operations	.438	.566	(.028)	.226	.403
Distributions from net investment income	(.368)	(.386)	(.363)	(.330)	(.305)
Distributions from net realized gain	–	–	(.040)	(.036)	(.049)
Total distributions	(.368)	(.386)	(.403)	(.366)	(.354)
Redemption fees added to paid in capitalA	–B	–B	.001	–B	.001
Net asset value, end of period	$9.65	$9.58	$9.40	$9.83	$9.97
Total ReturnC	4.64%	6.23%	(.30)%	2.29%	4.15%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.75%	.74%	.74%	.75%
Expenses net of fee waivers, if any	.75%	.75%	.74%	.74%	.75%
Expenses net of all reductions	.75%	.75%	.74%	.74%	.75%
Net investment income (loss)	3.95%	3.81%	4.10%	3.40%	3.34%
Supplemental Data
Net assets, end of period (in millions)	$2,120	$1,748	$2,429	$3,317	$3,646
Portfolio turnover rateF	68%	46%	26%	54%	62%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Fidelity Floating Rate High Income Fund and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to defaulted bonds, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes as follows:

Gross unrealized appreciation	$150,511
Gross unrealized depreciation	(190,169)
Net unrealized appreciation (depreciation)	$(39,658)
Tax Cost	$11,194,930

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,167
Capital loss carryforward	$(356,730)
Net unrealized appreciation (depreciation) on securities and other investments	$(39,658)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(15,767)
Long-term	(340,963)
Total capital loss carryforward	$(356,730)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$394,075	$ 383,140

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchase and Sales of Investments.

Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $8,047,525 and $6,594,196, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,659	$71
Class M	-%	.25%	384	2
Class C	.75%	.25%	5,654	383
			$7,697	$456

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$37
Class M	7
Class C(a)	28
$72

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,017.15
Class M	280.18
Class C	883.16
Fidelity Floating Rate High Income Fund	7,969.11
Class I	3,500.17
	$13,649

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $36.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $33 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $101.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $58.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$23,794	$28,998
Class M	5,475	6,712
Class B	–	210
Class C	16,016	19,076
Fidelity Floating Rate High Income Fund	271,385	244,237
Class I	77,405	83,907
Total	$394,075	$383,140

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	22,327	13,632	$215,427	$127,187
Reinvestment of distributions	2,289	2,814	22,112	26,169
Shares redeemed	(37,818)	(34,450)	(365,948)	(318,820)
Net increase (decrease)	(13,202)	(18,004)	$(128,409)	$(165,464)
Class M
Shares sold	1,925	1,326	$18,561	$12,365
Reinvestment of distributions	550	671	5,301	6,235
Shares redeemed	(6,051)	(4,884)	(58,381)	(45,244)
Net increase (decrease)	(3,576)	(2,887)	$(34,519)	$(26,644)
Class B
Shares sold	–	10	$–	$96
Reinvestment of distributions	–	19	–	177
Shares redeemed	–	(1,219)	–	(11,330)
Net increase (decrease)	–	(1,190)	$–	$(11,057)
Class C
Shares sold	7,187	5,299	$69,348	$49,451
Reinvestment of distributions	1,402	1,645	13,539	15,298
Shares redeemed	(15,197)	(17,529)	(146,725)	(162,349)
Net increase (decrease)	(6,608)	(10,585)	$(63,838)	$(97,600)
Fidelity Floating Rate High Income Fund
Shares sold	256,065	152,772	$2,468,886	$1,428,276
Reinvestment of distributions	22,910	21,133	221,002	196,548
Shares redeemed	(155,638)	(237,658)	(1,500,477)	(2,193,671)
Net increase (decrease)	123,337	(63,753)	$1,189,411	$(568,847)
Class I
Shares sold	102,139	58,131	$985,030	$539,868
Reinvestment of distributions	5,949	5,808	57,337	53,924
Shares redeemed	(70,851)	(139,996)	(682,751)	(1,297,890)
Net increase (decrease)	37,237	(76,057)	$359,616	$(704,098)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	.97%
Actual		$1,000.00	$1,018.00	$4.93
Hypothetical-C		$1,000.00	$1,020.32	$4.94
Class M	.98%
Actual		$1,000.00	$1,016.90	$4.98
Hypothetical-C		$1,000.00	$1,020.27	$4.99
Class C	1.72%
Actual		$1,000.00	$1,014.20	$8.73
Hypothetical-C		$1,000.00	$1,016.53	$8.74
Fidelity Floating Rate High Income Fund	.69%
Actual		$1,000.00	$1,018.40	$3.51
Hypothetical-C		$1,000.00	$1,021.73	$3.52
Class I	.75%
Actual		$1,000.00	$1,019.20	$3.82
Hypothetical-C		$1,000.00	$1,021.42	$3.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Floating Rate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Floating Rate High Income Fund
Class A	12/11/17	12/08/17	$0.004
Class M	12/11/17	12/08/17	$0.004
Class C	12/11/17	12/08/17	$0.004
Fidelity Floating Rate High Income Fund	12/11/17	12/08/17	$0.004
Class I	12/17/17	12/08/17	$0.004

A total of 0.25% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $301,396,592 of distributions paid during the period January 1, 2017 to October 31, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Floating Rate High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, and the retail class ranked below the competitive median for 2016, the total expense ratio of Class I ranked equal to the competitive median for 2016, and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class M was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AFR-ANN-1217
1.750077.117

Fidelity® Floating Rate High Income Fund Annual Report October 31, 2017 Fidelity® Floating Rate High Income Fund is a class of Fidelity Advisor® Floating Rate High Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Floating Rate High Income Fund	4.70%	3.41%	3.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Floating Rate High Income Fund, a class of the fund, on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$14,664	Fidelity® Floating Rate High Income Fund
$16,128	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans gained 5.25% for the 12 months ending October 31, 2017, as measured by the S&P/LSTA® Leveraged Performing Loan Index. Following the U.S. presidential election, U.S. Treasury yields spiked and investor sentiment shifted, anticipating higher interest rates and rising inflation in 2017. Within this environment, bank loans rose 1.20% in December, in what turned out to be their strongest monthly performance for the reporting period. The asset class registered more-modest, coupon-driven gains from January through May amid intensified refinancing activity, declining Treasury yields and growing uncertainty about the Trump administration’s policy agenda. Loans registered somewhat stronger performance in July, bolstered by favorable corporate earnings and improved flows into retail funds. Following a flattish result in August, the asset class trended higher through October 31, helped by stronger economic data and renewed demand amid higher interest rates. Gains were broad-based across industries, with oil & gas (+13%), industrial equipment (+9%) and nonferrous metals/minerals (+8%) leading the way. On the downside, retailers (-2%) was the weakest performer among major index groups. From a credit-quality perspective, lower-quality loans did best, reflecting continued demand for higher-yielding securities.

Comments from Portfolio Manager Eric Mollenhauer:  For the year, the fund's share classes (excluding sales charges, if applicable) posted gains of roughly 4% to 5%, trailing the benchmark S&P/LSTA® Leveraged Performing Loan Index. The fund’s conservative credit-quality positioning – reflective of my moderate-risk, core strategy – and a cash stake that was modestly above my 5% target dampened performance versus the benchmark. That said, I was pleased with the fund’s result during a period when lower-quality credits led the market by a substantial margin. Over the past 12 months, the fund was overweight the BBB and BB credit-quality tiers and underweight loans rated B and CCC. In terms of individual holdings, the biggest relative detractors were United Kingdom-based energy services firm Expro and untimely positioning in CCC-rated index component Ocean Rig, a provider of drill-ships to energy companies. On the plus side, security selection among loans rated BB and B, and among non-rated securities, aided relative results. The top individual relative contributors were overweightings in TNT Crane, which provides rental cranes for use in the refining and petrochemical industries, and for-profit education provider Laureate Education. By period end, I had reduced the fund's cash allocation to roughly 4% of the portfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Caesars Resort Collection LLC	2.5	0.0
Laureate Education, Inc.	1.7	1.7
Albertson's LLC	1.6	2.0
Charter Communication Operating LLC	1.5	1.6
Caesars Growth Properties Holdings LLC	1.4	1.5
	8.7

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Technology	12.5	11.3
Gaming	9.9	6.0
Telecommunications	8.8	8.9
Services	8.0	9.2
Healthcare	7.6	8.2

Quality Diversification (% of fund's net assets)

As of October 31, 2017
BBB	3.4%
BB	36.0%
B	41.8%
CCC,CC,C	3.9%
Not Rated	10.5%
Equities	0.4%
Short-Term Investments and Net Other Assets	4.0%

As of April 30, 2017
BBB	3.4%
BB	37.1%
B	41.0%
CCC,CC,C	4.8%
Not Rated	6.5%
Equities	0.3%
Short-Term Investments and Net Other Assets	6.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2017*
Bank Loan Obligations	89.0%
Nonconvertible Bonds	6.6%
Common Stocks	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	4.0%

 * Foreign investments – 9.7%

As of April 30, 2017*
Bank Loan Obligations	86.5%
Nonconvertible Bonds	6.3%
Common Stocks	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	6.9%

 * Foreign investments – 10.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2017

Showing Percentage of Net Assets

Bank Loan Obligations - 89.0%(a)
	Principal Amount (000s)	Value (000s)
Aerospace - 1.0%
DAE Aviation Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.99% 7/7/22 (b)(c)	$6,218	$6,301
Standardaero Aviation Holdings In Tranche B, term loan 3 month U.S. LIBOR + 3.750% 7/7/22 (c)(d)	10,105	10,193
TransDigm, Inc.:
Tranche F, term loan 3 month U.S. LIBOR + 3.000% 4.274% 6/9/23 (b)(c)	29,625	29,740
Tranche G, term loan 3 month U.S. LIBOR + 3.000% 4.2623% 8/22/24 (b)(c)	63,840	64,129

TOTAL AEROSPACE		110,363

Air Transportation - 0.1%
Hanjin International Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.8539% 10/18/20 (b)(c)	7,500	7,528
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.4878% 10/5/24 (b)(c)	4,500	4,533

TOTAL AIR TRANSPORTATION		12,061

Automotive & Auto Parts - 0.8%
Caliber Holdings Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 2/1/24 (b)(c)	9,844	9,922
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.4923% 2/1/25 (b)(c)	2,710	2,768
Chrysler Group LLC term loan 3 month U.S. LIBOR + 2.000% 3.24% 12/31/18 (b)(c)	7,147	7,164
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.8328% 11/27/20 (b)(c)	16,369	15,387
Tranche 2LN, term loan 3 month U.S. LIBOR + 9.000% 10.3328% 11/27/21 (b)(c)	24,370	20,715
The Gates Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.5828% 3/31/24 (b)(c)	13,269	13,353
UOS LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.7423% 4/18/23 (b)(c)	13,217	13,613

TOTAL AUTOMOTIVE & AUTO PARTS		82,922

Banks & Thrifts - 0.1%
Recess Holdings, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.750% 1.875% 9/29/24 (b)(c)(e)	1,598	1,608
3 month U.S. LIBOR + 3.750% 5.2539% 9/29/24 (b)(c)	11,827	11,901

TOTAL BANKS & THRIFTS		13,509

Broadcasting - 1.2%
CBS Radio, Inc.:
term loan 3 month U.S. LIBOR + 3.500% 4.7379% 10/17/23 (b)(c)	18,861	18,975
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3/2/24 (c)(d)	12,500	12,531
Clear Channel Communications, Inc. Tranche D, term loan 3 month U.S. LIBOR + 6.750% 8.0828% 1/30/19 (b)(c)	53,680	40,126
Entercom Radio, LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7323% 11/1/23 (b)(c)	5,725	5,734
ION Media Networks, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.25% 12/18/20 (b)(c)	19,752	19,875
Nielsen Finance LLC Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.000% 3.2378% 10/4/23 (b)(c)	11,880	11,916
Raycom Media, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.9879% 8/23/24 (b)(c)	16,060	16,180

TOTAL BROADCASTING		125,337

Building Materials - 0.6%
Beacon Roofing Supply, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 1/2/25 (c)(d)	10,000	10,063
HD Supply, Inc. Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.500% 3.8328% 10/17/23 (b)(c)	8,188	8,275
Jeld-Wen, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 3.000% 4.3328% 7/1/22 (b)(c)	14,565	14,674
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.33% 9/27/24 (b)(c)	27,290	27,638

TOTAL BUILDING MATERIALS		60,650

Cable/Satellite TV - 2.5%
Altice U.S. Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4923% 7/28/25 (b)(c)	30,348	30,297
Cable One, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.57% 5/1/24 (b)(c)	7,950	7,980
Charter Communication Operating LLC:
term loan:
3 month U.S. LIBOR + 2.000% 3.25% 7/1/20 (b)(c)	37,288	37,453
3 month U.S. LIBOR + 2.000% 3.25% 1/3/21 (b)(c)	74,809	75,100
Tranche I, term loan 3 month U.S. LIBOR + 2.250% 3.5% 1/15/24(b)(c)	55,507	55,903
MCC Iowa LLC Tranche M, term loan 3 month U.S. LIBOR + 2.000% 3.21% 1/26/25 (b)(c)	6,400	6,419
Virgin Media Bristol LLC Tranche 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.9889% 1/31/25 (b)(c)	35,000	35,131
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.4867% 8/19/23 (b)(c)	24,500	24,531

TOTAL CABLE/SATELLITE TV		272,814

Capital Goods - 0.6%
Doosan Bobcat Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.0828% 5/18/24 (b)(c)	13,562	13,653
Gardner Denver, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.0828% 7/30/24 (b)(c)	8,050	8,094
Onex Wizard U.S. Acquisition, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 3/13/22 (b)(c)	30,148	30,349
Zodiac Pool Solutions LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.3328% 12/20/23 (b)(c)	12,903	13,040

TOTAL CAPITAL GOODS		65,136

Chemicals - 2.1%
Ashland LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.2925% 5/17/24 (b)(c)	15,461	15,554
Ineos Styrolution U.S. Holding LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.0828% 3/30/24 (b)(c)	10,188	10,197
Kraton Polymers LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 1/6/22 (b)(c)	10,962	11,111
MacDermid, Inc.:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 6/7/23 (b)(c)	25,448	25,591
Tranche B 7LN, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 6/7/20 (b)(c)	13,008	13,108
Methanol Holdings (TRINIDAD) Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.735% 6/30/22 (b)(c)	20,217	20,368
Oxea Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.875% 10/12/24 (b)(c)	12,750	12,770
The Chemours Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.75% 5/12/22 (b)(c)	17,878	18,020
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 9/6/24 (b)(c)	15,250	15,364
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3231% 9/22/24 (b)(c)	12,244	12,341
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3283% 9/22/24 (b)(c)	28,256	28,480
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.3328% 6/1/24 (b)(c)	17,486	17,574
Univar, Inc. term loan 3 month U.S. LIBOR + 2.750% 3.985% 7/1/22 (b)(c)	13,863	13,933
Venator Materials LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3801% 8/8/24 (b)(c)	9,825	9,936

TOTAL CHEMICALS		224,347

Consumer Products - 1.0%
CSM Bakery Supplies Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.34% 7/3/20 (b)(c)	9,781	9,566
Hercules Achievement, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7378% 12/11/21 (b)(c)	5,969	6,022
HLF Financing U.S. LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.7423% 2/15/23 (b)(c)	20,875	21,162
Prestige Brands, Inc. term loan 3 month U.S. LIBOR + 2.750% 3.985% 1/26/24 (b)(c)	14,309	14,387
Weight Watchers International, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 3.250% 4.5548% 4/2/20 (b)(c)	59,786	59,173

TOTAL CONSUMER PRODUCTS		110,310

Consumer Services - 0.1%
Optiv Security, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.5625% 2/1/24 (b)(c)	9,426	8,876
Containers - 1.6%
Berry Global, Inc.:
Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4878% 1/19/24 (b)(c)	9,950	9,980
Tranche K, term loan 3 month U.S. LIBOR + 2.250% 3.4878% 2/8/20 (b)(c)	50,196	50,435
Tranche L, term loan 3 month U.S. LIBOR + 2.250% 3.4878% 1/6/21 (b)(c)	8,592	8,631
Tranche M, term loan 3 month U.S. LIBOR + 2.250% 3.4906% 10/1/22 (b)(c)	19,591	19,676
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.5984% 4/3/24 (b)(c)	8,229	8,281
Charter Nex U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.4923% 5/16/24 (b)(c)	9,661	9,717
Consolidated Container Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.735% 5/22/24 (b)(c)	17,905	18,035
Hostess Brands LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 8/3/22 (b)(c)	11,939	11,999
Plastipak Packaging, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.99% 10/14/24 (b)(c)	6,360	6,405
Reynolds Group Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.985% 2/5/23 (b)(c)	28,870	29,033

TOTAL CONTAINERS		172,192

Diversified Financial Services - 3.8%
AlixPartners LLP Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.0828% 4/4/24 (b)(c)	26,109	26,223
ASP Chromaflo Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.2423% 11/18/23 (b)(c)	11,880	11,932
Bcp Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.3801% 10/31/24 (b)(c)	26,520	26,810
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.24% 4/27/24 (b)(c)	25,616	25,712
Delos Finance SARL Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.3328% 10/6/23 (b)(c)	33,095	33,328
Duff & Phelps Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.6067% 10/5/24 (b)(c)	9,130	9,216
Emerald Exposit Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3328% 5/22/24 (b)(c)	11,267	11,394
Finco I LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.75% 7/14/22 (b)(c)	20,250	20,539
Fly Funding II SARL Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.56% 2/9/23 (b)(c)	22,076	22,140
Flying Fortress Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.3328% 10/30/22 (b)(c)	67,865	68,402
Focus Financial Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.5735% 7/3/24 (b)(c)	10,835	10,957
HarbourVest Partners LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.8586% 2/4/21 (b)(c)	9,575	9,567
IBC Capital U.S. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.0672% 9/11/21 (b)(c)	20,266	20,266
Kingpin Intermediate Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.57% 7/3/24 (b)(c)	7,481	7,533
Nab Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8328% 6/30/24 (b)(c)	13,746	13,843
Peak 10 Holding Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8106% 8/1/24 (b)(c)	8,500	8,537
Quest Software U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.000% 7.3801% 10/31/22 (b)(c)	20,788	20,986
TransUnion LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.2423% 4/9/23 (b)(c)	37,073	37,177
UFC Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.49% 8/18/23 (b)(c)	19,181	19,332

TOTAL DIVERSIFIED FINANCIAL SERVICES		403,894

Energy - 3.4%
Alon U.S.A. Partners LP term loan 3 month U.S. LIBOR + 8.000% 9.25% 11/26/18 (b)(c)	8,467	8,530
Arctic LNG Carriers Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.7423% 5/18/23 (b)(c)	19,950	20,125
Bcp Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.5222% 6/22/24 (b)(c)	34,339	34,693
California Resources Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 11.6117% 12/31/21 (b)(c)	41,720	44,675
Chesapeake Energy Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.8144% 8/23/21 (b)(c)	32,415	34,738
Chief Exploration & Development, LLC. Tranche 2LN, term loan 3 month U.S. LIBOR + 6.500% 7.9586% 5/16/21 (b)(c)	3,000	2,930
Citgo Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 8.500% 9.835% 5/12/18 (b)(c)	13,508	13,795
Crestwood Holdings Partners LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 9.2367% 6/19/19 (b)(c)	17,655	17,649
Empire Generating Co. LLC:
Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.57% 3/14/21 (b)(c)	8,549	7,737
Tranche C, term loan 3 month U.S. LIBOR + 4.250% 5.57% 3/14/21 (b)(c)	845	765
Energy Transfer Equity LP Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.2367% 2/2/24 (b)(c)	8,542	8,524
Expro Finservices SARL Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.0661% 9/2/21 (b)(c)	49,675	31,709
Foresight Energy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 7.0828% 3/28/22 (b)(c)	15,174	14,286
FTS International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.9923% 4/16/21 (b)(c)	18,875	18,394
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 7.2378% 3/1/24 (b)(c)	17,995	17,410
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.59% 8/25/23 (b)(c)	45,352	43,793
MRP Generation Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 7.000% 8.3328% 10/18/22 (b)(c)	5,752	5,400
Pacific Drilling SA Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.875% 6/3/18 (b)(c)	13,667	4,456
Seadrill Operating LP Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3328% 2/21/21 (b)(c)	43,172	32,749

TOTAL ENERGY		362,358

Entertainment/Film - 0.5%
AMC Entertainment Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4889% 12/15/23 (b)(c)	7,632	7,617
AMC Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4889% 12/15/22 (b)(c)	4,949	4,948
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.0828% 7/8/22 (b)(c)	14,330	14,432
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.5828% 7/8/23 (b)(c)	5,305	5,285
Digital Cinema Implementation Partners,LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.8264% 5/17/21 (b)(c)	8,193	8,254
Lions Gate Entertainment Corp. term loan 3 month U.S. LIBOR + 3.000% 4.2417% 12/8/23 (b)(c)	10,638	10,711

TOTAL ENTERTAINMENT/FILM		51,247

Environmental - 0.6%
Clean Harbors, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.235% 6/30/24 (b)(c)	8,529	8,577
Hd Supply Waterworks Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.455% 8/1/24 (b)(c)	11,500	11,572
The Brickman Group, Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.3157% 12/18/20 (b)(c)	18,154	18,260
Wrangler Buyer Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2344% 9/28/24 (b)(c)	11,070	11,163
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.0828% 1/15/21 (b)(c)	13,706	13,809

TOTAL ENVIRONMENTAL		63,381

Food & Drug Retail - 2.8%
Albertson's LLC Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 3.9923% 8/25/21 (b)(c)	165,784	160,565
3 month U.S. LIBOR + 3.000% 4.3172% 6/22/23 (b)(c)	10,583	10,243
GOBP Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8328% 10/21/21 (b)(c)	3,940	3,922
JBS U.S.A. Lux SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7389% 10/30/22 (b)(c)	7,876	7,703
Lannett Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.375% 6.6173% 11/25/22 (b)(c)	26,930	26,795
Pizza Hut Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.2367% 6/16/23 (b)(c)	24,751	24,899
RPI Finance Trust Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.000% 3.3328% 3/27/23 (b)(c)	48,373	48,549
Smart & Final, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8328% 11/15/22 (b)(c)	19,845	19,138

TOTAL FOOD & DRUG RETAIL		301,814

Food/Beverage/Tobacco - 1.1%
Arctic Glacier Group Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.485% 3/20/24 (b)(c)	6,313	6,376
Chobani LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7378% 10/7/23 (b)(c)	22,502	22,764
Pinnacle Foods Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.2322% 2/3/24 (b)(c)	9,925	9,975
Post Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4923% 5/24/24 (b)(c)	51,725	51,975
Shearer's Foods, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 8.0828% 6/30/22 (b)(c)	2,000	1,885
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.938% 5.2703% 6/30/21 (b)(c)	1,000	1,000
U.S. Foods, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.985% 6/27/23 (b)(c)	26,909	27,117

TOTAL FOOD/BEVERAGE/TOBACCO		121,092

Gaming - 9.8%
AP Gaming I LLC term loan 3 month U.S. LIBOR + 5.500% 6.7423% 2/15/24 (b)(c)	9,466	9,608
Aristocrat Technologies, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.000% 3.3626% 10/20/21 (b)(c)	25,707	25,857
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.7017% 9/15/23 (b)(c)	23,384	23,516
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 10/11/20 (b)(c)	112,120	112,180
Caesars Growth Properties Holdings LLC Tranche 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 5/8/21 (b)(c)	149,202	149,233
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 9/28/24 (c)(d)	270,000	271,636
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 4/18/24 (b)(c)	9,975	10,016
Cyan Blue Holdco 3 Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8328% 8/25/24 (b)(c)	12,828	12,881
Eldorado Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.5% 4/17/24 (b)(c)	25,133	25,164
Golden Entertainment, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 4.24% 10/20/24 (b)(c)	40,000	40,017
3 month U.S. LIBOR + 7.000% 10/20/25 (c)(d)	7,500	7,556
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.5264% 10/4/23 (b)(c)	120,705	121,882
Las Vegas Sands LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.235% 3/29/24 (b)(c)	35,785	35,984
MGM Mirage, Inc. Tranche A, term loan 3 month U.S. LIBOR + 2.250% 3.4923% 4/25/21 (b)(c)	13,865	13,871
Mohegan Tribal Gaming Authority Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.2423% 10/14/23 (b)(c)	10,603	10,717
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 1/19/24 (b)(c)	5,234	5,266
Scientific Games Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.5159% 8/14/24 (b)(c)	75,545	76,384
Seminole Tribe Florida Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.2378% 7/6/24 (b)(c)	24,000	24,101
Station Casinos LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.74% 6/8/23 (b)(c)	54,741	54,910
Wynn America LLC Tranche A 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.1174% 12/31/21 (b)(c)	13,235	13,202
Yonkers Racing Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.5% 5/31/24 (b)(c)	6,499	6,512

TOTAL GAMING		1,050,493

Healthcare - 6.6%
Albany Molecular Research, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.250% 4.5828% 8/30/24 (b)(c)	8,640	8,699
3 month U.S. LIBOR + 7.000% 8.3328% 8/30/25 (b)(c)	4,545	4,619
Community Health Systems, Inc.:
Tranche G, term loan 3 month U.S. LIBOR + 2.750% 4.0669% 12/31/19 (b)(c)	43,633	42,585
Tranche H, term loan 3 month U.S. LIBOR + 3.000% 4.3169% 1/27/21 (b)(c)	72,943	70,498
DaVita HealthCare Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.9923% 6/24/21 (b)(c)	46,622	46,971
Envision Healthcare Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.25% 12/1/23 (b)(c)	37,944	38,086
Ghx Ultimate Parent Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.5828% 6/30/24 (b)(c)	9,830	9,904
HCA Holdings, Inc.:
Tranche B 8LN, term loan 3 month U.S. LIBOR + 2.250% 3.4923% 2/15/24 (b)(c)	19,850	19,974
Tranche B 9LN, term loan 3 month U.S. LIBOR + 2.000% 3.2423% 3/18/23 (b)(c)	59,781	60,046
Innoviva, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.8167% 8/18/22 (b)(c)	19,840	19,989
Kindred Healthcare, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.875% 4/9/21 (b)(c)	1,924	1,929
MPH Acquisition Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3328% 6/7/23 (b)(c)	18,184	18,353
Onex Schumacher Finance LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.2423% 7/31/22 (b)(c)	3,447	3,440
Ortho-Clinical Diagnostics, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.0828% 6/30/21 (b)(c)	86,256	86,652
PAREXEL International Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 8/11/24 (b)(c)	40,750	41,114
Press Ganey Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.485% 10/21/24 (b)(c)	3,367	3,409
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 10/21/23 (b)(c)	15,384	15,499
Project Ruby Ultimate Parent Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.9923% 2/9/24 (b)(c)	3,977	3,995
Select Medical Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8502% 3/6/24 (b)(c)	9,950	10,062
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.485% 6/23/24 (b)(c)	7,481	7,491
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 8.000% 9.3328% 12/31/23 (b)(c)	5,000	4,850
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.5828% 12/31/22 (b)(c)	65,476	63,196
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.99% 4/1/22 (b)(c)	99,820	102,004
Vizient, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 3.500% 4.735% 2/11/23 (b)(c)	25,807	25,962

TOTAL HEALTHCARE		709,327

Homebuilders/Real Estate - 1.5%
Americold Realty Operating Partnership LP Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.9923% 12/1/22 (b)(c)	17,070	17,262
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.5864% 11/4/21 (b)(c)	26,902	27,049
Lightstone Holdco LLC:
Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.7423% 1/30/24 (b)(c)	17,070	17,129
Tranche C, term loan 3 month U.S. LIBOR + 4.500% 5.7423% 1/30/24 (b)(c)	1,064	1,067
MGM Growth Properties Operating Partner LP Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4923% 4/25/23 (b)(c)	39,843	40,049
Realogy Group LLC term loan 3 month U.S. LIBOR + 2.250% 3.4917% 7/20/22 (b)(c)	42,530	42,769
Uniti Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 10/24/22 (b)(c)	19,552	18,758

TOTAL HOMEBUILDERS/REAL ESTATE		164,083

Hotels - 1.9%
ESH Hospitality, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 8/30/23 (b)(c)	16,830	16,926
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.735% 11/30/23 (b)(c)	58,061	58,446
Hilton Worldwide Finance LLC Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.000% 3.2379% 10/25/23 (b)(c)	70,883	71,326
La Quinta Intermediate Holdings LLC Tranche B LN, term loan 3 month U.S. LIBOR + 2.750% 4.1092% 4/14/21 (b)(c)	19,250	19,329
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3699% 4/27/24 (b)(c)	29,845	29,888
Ryman Hospitality Properties, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.56% 5/11/24 (b)(c)	9,950	10,018

TOTAL HOTELS		205,933

Insurance - 2.7%
Acrisure LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.2722% 11/22/23 (b)(c)	41,317	41,472
Alliant Holdings Intermediate LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.4896% 8/14/22 (b)(c)	27,229	27,411
AmWINS Group, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 7.985% 1/25/25 (b)(c)	1,925	1,959
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.985% 1/25/24 (b)(c)	13,895	13,945
Asurion LLC:
Tranche B 5LN, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 11/3/23 (b)(c)	48,570	48,965
Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 3.9923% 8/4/22 (b)(c)	41,118	41,420
3 month U.S. LIBOR + 6.000% 7.235% 8/4/25 (b)(c)	30,800	31,782
HUB International Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.3117% 10/2/20 (b)(c)	33,538	33,787
USI, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5/16/24 (c)(d)	7,000	6,991
3 month U.S. LIBOR + 3.000% 4.3142% 5/16/24 (b)(c)	32,245	32,312
VF Holdings Corp. term loan 3 month U.S. LIBOR + 3.250% 4.4923% 6/30/23 (b)(c)	14,850	14,943

TOTAL INSURANCE		294,987

Leisure - 2.1%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.085% 5/30/21 (b)(c)	23,323	23,323
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 2/1/24 (b)(c)	73,480	74,015
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8.2423% 9/8/24 (b)(c)	7,325	7,453
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.4923% 3/8/24 (b)(c)	19,895	20,038
Fitness International LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.735% 7/1/20 (b)(c)	8,253	8,369
Hayward Industries, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 8/4/24 (b)(c)	11,070	11,162
Intrawest Resorts Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.4923% 7/31/24 (b)(c)	28,735	29,022
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3169% 6/10/22 (b)(c)	31,607	31,634
SeaWorld Parks & Entertainment, Inc. Tranche B 5LN, term loan 3 month U.S. LIBOR + 3.000% 4.3328% 3/31/24 (b)(c)	13,482	13,229
SMG Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 2/27/20 (b)(c)	1,690	1,691

TOTAL LEISURE		219,936

Metals/Mining - 0.7%
American Rock Salt Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.9923% 5/20/21 (b)(c)	8,603	8,585
Murray Energy Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.5828% 4/16/20 (b)(c)	75,484	67,100
Walter Energy, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.800% 0% 4/1/18 (c)(f)(g)	32,780	0

TOTAL METALS/MINING		75,685

Paper - 0.5%
Caraustar Industries, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.8328% 3/14/22 (b)(c)	27,268	27,461
Flex Acquisition Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.335% 12/29/23 (b)(c)	30,716	30,922

TOTAL PAPER		58,383

Publishing/Printing - 2.9%
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.485% 6/7/23 (b)(c)	55,563	51,969
Getty Images, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8328% 10/18/19 (b)(c)	44,319	38,630
Harland Clarke Holdings Corp.:
Tranche B 5LN, term loan 3 month U.S. LIBOR + 6.000% 7.3328% 12/31/21 (b)(c)	12,331	12,327
Tranche B 6LN, term loan 3 month U.S. LIBOR + 5.500% 6.8328% 2/9/22 (b)(c)	21,282	21,279
Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 11/3/23 (c)(d)	33,868	33,980
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 5/29/21 (b)(c)	34,146	32,502
McGraw-Hill Global Education Holdings, LLC term loan 3 month U.S. LIBOR + 4.000% 5.2423% 5/4/22 (b)(c)	54,196	54,049
Merrill Communications LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 6.6301% 6/1/22 (b)(c)	15,502	15,657
Multi-Color Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 9/20/24 (c)(d)	9,965	10,027
Proquest LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.9923% 10/24/21 (b)(c)	6,858	6,935
Springer Science+Business Media Deutschland GmbH:
Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 8/15/22 (c)(d)	3,000	3,008
Tranche B 9LN, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 8/14/20 (b)(c)	26,436	26,529

TOTAL PUBLISHING/PRINTING		306,892

Restaurants - 0.9%
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.5276% 2/17/24 (b)(c)	45,319	45,364
CEC Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 2/14/21 (b)(c)	31,653	31,516
Red Lobster Hospitality LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 6.4917% 7/28/21 (b)(c)	18,115	18,387

TOTAL RESTAURANTS		95,267

Services - 7.7%
Abacus Innovations Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.25% 8/16/23 (b)(c)	13,842	13,932
Abg Intermediate Holdings 2 LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8328% 9/29/24 (b)(c)	7,565	7,641
Acosta, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.4923% 9/26/21 (b)(c)	15,636	13,760
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.5669% 6/13/25 (b)(c)	14,150	14,012
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.8169% 6/13/24 (b)(c)	54,090	53,871
Ancestry.Com Operations, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.49% 10/19/24 (b)(c)	4,105	4,197
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.49% 10/19/23 (b)(c)	32,175	32,510
Aramark Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.235% 3/28/24 (b)(c)	32,243	32,344
Avatar Purchaser, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 9/7/24 (c)(d)	7,000	7,009
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.6149% 6/21/24 (b)(c)	28,678	28,853
Bright Horizons Family Solutions Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.485% 11/7/23 (b)(c)	9,863	9,917
Cactus Wellhead LLC Tranche B, term loan 3 month U.S. LIBOR + 6.000% 7.3169% 7/31/20 (b)(c)	15,337	15,050
Coinmach Service Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.9879% 11/14/22 (b)(c)	42,388	42,679
Creative Artists Agency LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7389% 2/15/24 (b)(c)	5,601	5,657
KAR Auction Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.875% 3/9/23 (b)(c)	12,566	12,650
Karman Buyer Corp. Tranche 2LN, term loan 3 month U.S. LIBOR + 6.500% 7.878% 7/25/22 (b)(c)	2,045	1,704
KUEHG Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.0828% 8/13/22 (b)(c)	26,938	27,056
Tranche B, term loan 3 month U.S. LIBOR + 8.250% 9.5828% 8/22/25 (b)(c)	6,500	6,484
Laureate Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.7423% 4/26/24 (b)(c)	182,627	183,427
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 4/7/21 (b)(c)	62,076	62,250
Prime Security Services Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.985% 5/2/22 (b)(c)	102,028	102,863
SAI Global GP Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.8328% 12/8/23 (b)(c)(g)	13,647	13,749
Science Applications International Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.8125% 5/4/22 (b)(c)	6,226	6,280
The GEO Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.57% 3/23/24 (b)(c)	11,507	11,502
The ServiceMaster Co. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 11/8/23 (b)(c)	25,803	25,912
Thomson Reuters IP&S Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 10/3/23 (b)(c)	26,696	26,874
Tmk Hawk Parent Corp. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 9/26/24 (c)(d)	433	437
3 month U.S. LIBOR + 3.500% 4.8799% 9/26/24 (b)(c)	9,692	9,792
Wash Multifamily Acquisition, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.485% 5/14/22 (b)(c)	14,746	14,819
West Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.2378% 10/10/24 (b)(c)	8,819	8,835
Xerox Business Services LLC:
term loan 3 month U.S. LIBOR + 2.250% 3.4923% 12/7/21 (b)(c)	11,364	11,364
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 12/7/23 (b)(c)	20,917	21,087

TOTAL SERVICES		828,517

Steel - 0.2%
JMC Steel Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.0731% 6/14/21 (b)(c)	20,370	20,503
Super Retail - 3.7%
Academy Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.2642% 7/2/22 (b)(c)	30,337	22,304
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.2417% 9/25/24 (b)(c)	125,930	122,179
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.500% 8.7378% 2/3/25 (b)(c)	14,000	13,510
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.9878% 2/3/24 (b)(c)	63,147	61,489
Davids Bridal, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.34% 10/11/19 (b)(c)	9,532	7,845
Harbor Freight Tools U.S.A., Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.4923% 8/19/23 (b)(c)	18,888	18,993
JC Penney Corp., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.5678% 6/23/23 (b)(c)	43,328	39,657
Party City Holdings, Inc. term loan 3 month U.S. LIBOR + 3.000% 4.4107% 8/19/22 (b)(c)	28,286	28,357
PETCO Animal Supplies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.3801% 1/26/23 (b)(c)	31,541	25,746
PetSmart, Inc. term loan 3 month U.S. LIBOR + 3.000% 4.24% 3/11/22 (b)(c)	31,857	27,169
Red Ventures LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 10/18/24 (c)(d)	25,000	24,833
Sports Authority, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.000% 0% 11/16/17 (c)(f)	4,215	42

TOTAL SUPER RETAIL		392,124

Technology - 12.0%
Aptean, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 9.500% 10.84% 12/20/23 (b)(c)	2,500	2,509
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.59% 12/20/22 (b)(c)	12,990	13,144
Bright Bidco BV Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.817% 6/30/24 (b)(c)	17,955	18,187
Cavium, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.4879% 8/16/22 (b)(c)	11,172	11,214
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 3.500% 4.7389% 9/15/20 (b)(c)	23,147	23,147
Cologix Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.4561% 3/20/24 (b)(c)	4,478	4,479
Computer Discount Warehouse (CDW) LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.34% 8/17/23 (b)(c)	31,227	31,432
Compuware Corp.:
term loan 3 month U.S. LIBOR + 8.250% 9.6161% 12/15/22 (b)(c)	5,103	5,167
Tranche B 3LN, term loan 3 month U.S. LIBOR + 4.250% 5.63% 12/15/21 (b)(c)	56,200	56,972
Datapipe, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 6.0828% 3/15/19 (b)(c)	10,553	10,597
Dell International LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.25% 9/7/23 (b)(c)	32,265	32,338
Digicert Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.1301% 10/31/24 (b)(c)	35,575	35,960
EIG Investors Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.3178% 2/9/23 (b)(c)	52,158	52,701
Electro Rent Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.2722% 1/31/24 (b)(c)	14,888	15,055
Epicor Software Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5% 6/1/22 (b)(c)	33,168	33,340
First Data Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.7379% 4/26/24 (b)(c)	19,192	19,267
Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4879% 7/10/22 (b)(c)	111,376	111,641
Global Payments, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.000% 3.2423% 4/22/23 (b)(c)	19,793	19,871
Go Daddy Operating Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 2/15/24 (b)(c)	26,405	26,537
Hyland Software, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.4923% 7/1/22 (b)(c)	10,628	10,726
Infor U.S., Inc. Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.750% 4.0828% 2/1/22 (b)(c)	25,775	25,802
Information Resources, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.6174% 1/18/25 (b)(c)	7,500	7,509
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.6174% 1/18/24 (b)(c)	21,054	21,274
Inmar, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 8.000% 9.2722% 5/1/25 (b)(c)	2,280	2,280
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.7722% 5/1/24 (b)(c)	7,965	7,985
Kronos, Inc.:
term loan 3 month U.S. LIBOR + 8.250% 9.5606% 11/1/24 (b)(c)	30,000	30,848
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.8114% 11/1/23 (b)(c)	49,367	49,697
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 5.5% 1/20/24 (b)(c)	32,557	31,743
3 month U.S. LIBOR + 9.000% 10.25% 1/20/25 (b)(c)	5,000	4,841
Lux FinCo U.S. SPV Tranche B 3LN, term loan 3 month U.S. LIBOR + 3.500% 4.7379% 10/16/22 (b)(c)	10,704	10,597
MA FinanceCo. LLC Tranche B 3LN, term loan:
3 month U.S. LIBOR + 2.750% 3.9878% 6/21/24 (b)(c)	56,781	56,959
3 month U.S. LIBOR + 2.750% 3.9889% 6/21/24 (b)(c)	8,222	8,247
Mcafee LLC Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 5.8328% 9/29/24 (b)(c)	43,430	43,694
3 month U.S. LIBOR + 8.500% 9.8328% 9/29/25 (b)(c)	7,500	7,613
Mh Sub I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.07% 9/15/24 (b)(c)	15,500	15,397
Microsemi Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4878% 1/15/23 (b)(c)	9,708	9,743
Rackspace Hosting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3106% 11/3/23 (b)(c)	45,517	45,488
Renaissance Learning, Inc.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.0828% 4/9/21 (b)(c)	14,508	14,593
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8.3328% 4/9/22 (b)(c)	19,080	19,271
SolarWinds Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 2/5/23 (b)(c)	10,369	10,432
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.485% 3/3/23 (b)(c)	32,642	32,878
Sophia L.P. term loan 3 month U.S. LIBOR + 3.250% 4.5828% 9/30/22 (b)(c)	26,563	26,514
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.4923% 7/8/22 (b)(c)	14,910	14,989
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.250% 3.4923% 7/8/22 (b)(c)	718	722
Sybil Software LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.5828% 9/30/23 (b)(c)	37,872	38,061
Syniverse Holdings, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 4.3111% 4/23/19 (b)(c)	9,368	9,113
3 month U.S. LIBOR + 3.000% 4.3328% 4/23/19 (b)(c)	16,107	15,669
Tempo Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 5/1/24 (b)(c)	41,785	41,907
TIBCO Software, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.75% 12/4/20 (b)(c)	11,235	11,298
Travelclick, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.235% 5/12/21 (b)(c)	7,721	7,759
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7417% 9/28/24 (b)(c)	15,000	15,103
Uber Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.2379% 7/13/23 (b)(c)	15,265	15,361
Vantiv LLC:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.000% 3.2367% 10/14/23 (b)(c)	12,720	12,805
Tranche B, term loan:
3 month U.S. LIBOR + 2.000% 8/7/24 (c)(d)	4,383	4,397
3 month U.S. LIBOR + 2.000% 3.2389% 8/7/24 (b)(c)	15,617	15,712
Veritas U.S., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.8328% 1/27/23 (b)(c)	36,073	36,337
Vfh Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.0606% 12/30/21 (b)(c)	11,189	11,292
WEX, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.985% 7/1/23 (b)(c)	18,302	18,495

TOTAL TECHNOLOGY		1,286,709

Telecommunications - 7.7%
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 1/5/26 (c)(d)	10,000	10,000
3 month U.S. LIBOR + 2.750% 4.1092% 7/15/25 (b)(c)	10,945	10,940
Blucora, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.0731% 5/22/24 (b)(c)	5,133	5,172
Cincinnati Bell, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.985% 10/2/24(b)(c)	15,250	15,433
Consolidated Communications, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 3.000% 4.25% 10/5/23 (b)(c)	20,475	20,137
Digicel International Finance Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.07% 5/25/24 (b)(c)	31,935	32,182
Evo Payments International LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.25% 12/20/23 (b)(c)	17,905	18,134
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.5% 1/9/24 (b)(c)	6,967	7,011
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 4.0711% 6/30/19 (b)(c)	133,175	132,712
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4889% 2/22/24 (b)(c)	79,500	79,770
LTS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 6.5% 4/11/20 (b)(c)	49,889	49,983
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4889% 7/17/25 (b)(c)	26,150	26,108
Neustar, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 8.000% 9.3119% 8/8/25 (b)(c)	5,460	5,515
Tranche B1 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.5603% 1/8/20 (b)(c)	3,293	3,330
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.0619% 8/8/24 (b)(c)	18,995	19,177
Onvoy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.8328% 2/10/24 (b)(c)	19,965	19,940
Polycom, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.250% 6.4896% 9/27/23 (b)(c)	6,787	6,853
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 2/1/24 (b)(c)	7,541	7,454
Sable International Finance Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 1/31/25 (b)(c)	49,620	49,798
SBA Senior Finance II, LLC term loan 3 month U.S. LIBOR + 2.250% 3.49% 3/24/21 (b)(c)	30,986	31,107
Securus Technologies Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.750% 9% 4/30/21 (b)(c)	7,775	7,790
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.75% 4/30/20 (b)(c)	38,553	38,530
Securus Technologies, Inc.:
Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 5.7421% 6/15/24 (b)(c)	30,750	31,109
3 month U.S. LIBOR + 8.250% 6/15/25 (c)(d)	8,500	8,557
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.4525% 4/30/20 (b)(c)	4,497	4,494
SFR Group SA Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 4.1301% 7/31/25 (b)(c)	34,328	34,254
Sprint Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.75% 2/3/24 (b)(c)	79,560	79,825
Telesat LLC Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.000% 4.32% 11/17/23 (b)(c)	52,799	53,079
Windstream Services LLC Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.250% 4.49% 2/17/24 (b)(c)	14,659	13,171
Xplornet Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.0828% 9/9/21 (b)(c)	5,209	5,261

TOTAL TELECOMMUNICATIONS		826,826

Textiles/Apparel - 0.1%
ABB Optical Group LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.3196% 6/15/23 (b)(c)	8,739	8,816
Transportation Ex Air/Rail - 0.4%
American Commercial Barge Line Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.750% 9.9923% 11/12/20 (b)(c)	8,912	6,833
International Seaways Operating Corp. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.74% 6/22/22 (b)(c)	27,701	27,839
Navios Maritime Partners LP Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.32% 9/14/20 (b)(c)	11,335	11,285

TOTAL TRANSPORTATION EX AIR/RAIL		45,957

Utilities - 3.7%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.49% 5/3/20 (b)(c)	25,602	25,602
Calpine Corp. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3% 11/30/17 (b)(c)	2,114	2,114
Cortes NP Acquisition Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.235% 11/30/23 (b)(c)	21,930	22,081
Dynegy, Inc. Tranche C, term loan 3 month U.S. LIBOR + 3.250% 4.4923% 2/7/24 (b)(c)	50,824	51,103
Energy Future Holdings Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2422% 6/30/18 (b)(c)	103,000	103,644
Exgen Texas Power LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.0828% 9/18/21 (b)(c)	26,444	16,594
Houston Fuel Oil Terminal Co. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.83% 8/19/21 (b)(c)	28,801	28,927
InterGen NV Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.84% 6/13/20 (b)(c)	32,475	32,462
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 5.2367% 2/15/24 (b)(c)	20,935	20,987
Moxie Patriot LLC Tranche B, term loan 3 month U.S. LIBOR + 5.750% 7.0828% 12/19/20 (b)(c)	16,450	15,463
Tex Operations Co. LLC:
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.0113% 8/4/23 (b)(c)	40,813	40,926
Tranche C, term loan 3 month U.S. LIBOR + 2.750% 4.0839% 8/4/23 (b)(c)	9,379	9,403
USIC Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.0039% 12/9/23 (b)(c)	7,945	8,011
Vistra Operations Co. LLC Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 4.0104% 12/14/23 (b)(c)	22,579	22,736

TOTAL UTILITIES		400,053

TOTAL BANK LOAN OBLIGATIONS
(Cost $9,579,007)		9,552,794

Nonconvertible Bonds - 6.6%
Aerospace - 0.1%
DAE Funding LLC:
4% 8/1/20 (h)	6,495	6,592
4.5% 8/1/22 (h)	3,750	3,802

TOTAL AEROSPACE		10,394

Broadcasting - 0.1%
AMC Networks, Inc. 4.75% 12/15/22	6,600	6,773
Building Materials - 0.1%
CEMEX S.A.B. de CV 3 month U.S. LIBOR + 4.750% 6.1092% 10/15/18 (b)(c)(h)	10,000	10,263
Cable/Satellite TV - 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	17,065	17,620
5.25% 3/15/21	13,070	13,331
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (h)	7,507	7,658
Virgin Media Finance PLC 4.875% 2/15/22	2,000	1,950

TOTAL CABLE/SATELLITE TV		40,559

Chemicals - 0.1%
Nufarm Australia Ltd. 6.375% 10/15/19 (h)	5,000	5,088
TPC Group, Inc. 8.75% 12/15/20 (h)	10,665	10,425

TOTAL CHEMICALS		15,513

Containers - 0.7%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.25% 9/15/22 (h)	15,000	15,450
6% 2/15/25 (h)	10,000	10,613
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
3 month U.S. LIBOR + 3.500% 4.8592% 7/15/21 (b)(c)(h)	11,130	11,353
5.75% 10/15/20	33,325	33,909

TOTAL CONTAINERS		71,325

Diversified Financial Services - 0.5%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	15,000	15,075
6.25% 2/1/22	5,200	5,434
International Lease Finance Corp.:
3.875% 4/15/18	7,000	7,064
6.25% 5/15/19	10,000	10,603
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (h)	10,000	11,082

TOTAL DIVERSIFIED FINANCIAL SERVICES		49,258

Energy - 0.5%
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27 (h)	11,455	11,813
7% 6/30/24	7,000	7,989
Chesapeake Energy Corp. 8% 12/15/22 (h)	8,195	8,817
Citgo Petroleum Corp. 6.25% 8/15/22 (h)	10,000	10,275
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.07% 6/15/22 (b)(c)(h)	7,500	7,483
6.875% 6/15/25 (h)	5,500	5,816
Peabody Securities Finance Corp. 6% 3/31/22 (h)	3,335	3,435

TOTAL ENERGY		55,628

Entertainment/Film - 0.0%
Cinemark U.S.A., Inc. 5.125% 12/15/22	3,185	3,265
Gaming - 0.1%
Gateway Casinos & Entertainment Ltd. 8.25% 3/1/24 (h)	5,000	5,313
Scientific Games Corp. 7% 1/1/22 (h)	7,800	8,249

TOTAL GAMING		13,562

Healthcare - 1.0%
Community Health Systems, Inc. 6.25% 3/31/23	21,175	20,381
DaVita HealthCare Partners, Inc. 5.75% 8/15/22	8,235	8,492
HCA Holdings, Inc. 3.75% 3/15/19	25,000	25,375
Tenet Healthcare Corp.:
4.625% 7/15/24 (h)	28,000	27,545
4.75% 6/1/20	8,680	8,897
7.5% 1/1/22 (h)	5,085	5,352
THC Escrow Corp. III 5.125% 5/1/25 (h)	7,500	7,303

TOTAL HEALTHCARE		103,345

Homebuilders/Real Estate - 0.5%
CBRE Group, Inc. 5% 3/15/23	17,990	18,619
VICI Properties 1 LLC/VICI FC, Inc. 3 month U.S. LIBOR + 3.500% 4.8467% 10/15/22 (b)(c)	40,450	40,652

TOTAL HOMEBUILDERS/REAL ESTATE		59,271

Leisure - 0.2%
Studio City Co. Ltd.:
5.875% 11/30/19 (h)	6,860	7,194
7.25% 11/30/21 (h)	10,000	10,701

TOTAL LEISURE		17,895

Paper - 0.1%
Xerium Technologies, Inc. 9.5% 8/15/21	9,500	9,758
Publishing/Printing - 0.1%
Cenveo Corp. 6% 8/1/19 (h)	9,850	6,797
Restaurants - 0.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4.25% 5/15/24 (h)	8,000	8,058
Services - 0.3%
APX Group, Inc.:
7.625% 9/1/23	12,500	13,156
7.875% 12/1/22	13,975	15,076

TOTAL SERVICES		28,232

Super Retail - 0.1%
JC Penney Corp., Inc. 5.875% 7/1/23 (h)	6,385	6,124
PetSmart, Inc. 5.875% 6/1/25 (h)	7,665	6,688

TOTAL SUPER RETAIL		12,812

Technology - 0.5%
Brocade Communications Systems, Inc. 4.625% 1/15/23	11,745	12,024
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% 6/1/19 (h)	6,199	6,310
4.42% 6/15/21 (h)	16,685	17,542
NXP BV/NXP Funding LLC:
4.125% 6/1/21 (h)	16,440	17,180
5.75% 3/15/23 (h)	5,000	5,200

TOTAL TECHNOLOGY		58,256

Telecommunications - 1.1%
Altice Financing SA:
6.5% 1/15/22 (h)	7,240	7,493
7.5% 5/15/26 (h)	19,200	21,048
Intelsat Jackson Holdings SA 8% 2/15/24 (h)	14,100	14,946
SFR Group SA:
6% 5/15/22 (h)	2,550	2,658
6.25% 5/15/24 (h)	10,905	11,423
7.375% 5/1/26 (h)	18,755	20,162
Sprint Capital Corp.:
6.875% 11/15/28	4,000	4,268
6.9% 5/1/19	5,000	5,275
Sprint Communications, Inc.:
6% 11/15/22	30,000	31,500
9% 11/15/18 (h)	3,000	3,184

TOTAL TELECOMMUNICATIONS		121,957

Utilities - 0.0%
NRG Energy, Inc. 6.625% 3/15/23	4,000	4,140
TOTAL NONCONVERTIBLE BONDS
(Cost $694,366)		707,061
	Shares	Value (000s)

Common Stocks - 0.4%
Broadcasting - 0.0%
Cumulus Media, Inc. Class A (i)	28,882	11
ION Media Networks, Inc. (g)	2,842	2,134

TOTAL BROADCASTING		2,145

Chemicals - 0.3%
LyondellBasell Industries NV Class A	245,943	25,462
Homebuilders/Real Estate - 0.0%
Five Point Holdings LLC Class A (i)	45,793	588
Metals/Mining - 0.1%
Warrior Metropolitan Coal, Inc.	496,683	12,924
Telecommunications - 0.0%
Consolidated Communications Holdings, Inc.	25,029	480
Utilities - 0.0%
Calpine Corp. (i)	20,715	309
TOTAL COMMON STOCKS
(Cost $83,933)		41,908

Money Market Funds - 7.9%
Fidelity Cash Central Fund, 1.10% (j)
(Cost $853,356)	853,338,777	853,509
TOTAL INVESTMENT IN SECURITIES - 103.9%
(Cost $11,210,662)		11,155,272
NET OTHER ASSETS (LIABILITIES) - (3.9)%		(423,051)
NET ASSETS - 100%		$10,732,221

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $1,598,000 and $1,608,000, respectively.

 (f) Non-income producing - Security is in default.

 (g) Level 3 security

 (h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $366,435,000 or 3.4% of net assets.

 (i) Non-income producing

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$8,446
Total	$8,446

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$2,145	$11	$--	$2,134
Energy	12,924	12,924	--	--
Materials	25,462	25,462	--	--
Real Estate	588	588	--	--
Telecommunication Services	480	480	--	--
Utilities	309	309	--	--
Bank Loan Obligations	9,552,794	--	9,539,045	13,749
Corporate Bonds	707,061	--	707,061	--
Money Market Funds	853,509	853,509	--	--
Total Investments in Securities:	$11,155,272	$893,283	$10,246,106	$15,883

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $10,357,306)	$10,301,763
Fidelity Central Funds (cost $853,356)	853,509
Total Investment in Securities (cost $11,210,662)		$11,155,272
Cash		35,292
Receivable for investments sold		102,291
Receivable for fund shares sold		14,148
Dividends receivable		19
Interest receivable		51,069
Distributions receivable from Fidelity Central Funds		796
Prepaid expenses		25
Total assets		11,358,912
Liabilities
Payable for investments purchased	$601,345
Payable for fund shares redeemed	11,763
Distributions payable	6,616
Accrued management fee	4,982
Distribution and service plan fees payable	592
Other affiliated payables	1,286
Other payables and accrued expenses	107
Total liabilities		626,691
Net Assets		$10,732,221
Net Assets consist of:
Paid in capital		$11,112,442
Undistributed net investment income		32,709
Accumulated undistributed net realized gain (loss) on investments		(357,540)
Net unrealized appreciation (depreciation) on investments		(55,390)
Net Assets		$10,732,221
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($584,589 ÷ 60,469 shares)		$9.67
Maximum offering price per share (100/97.25 of $9.67)		$9.94
Class M:
Net Asset Value and redemption price per share ($137,499 ÷ 14,243 shares)		$9.65
Maximum offering price per share (100/97.25 of $9.65)		$9.92
Class C:
Net Asset Value and offering price per share ($522,522 ÷ 54,061 shares)(a)		$9.67
Fidelity Floating Rate High Income Fund:
Net Asset Value, offering price and redemption price per share ($7,367,746 ÷ 763,117 shares)		$9.65
Class I:
Net Asset Value, offering price and redemption price per share ($2,119,865 ÷ 219,746 shares)		$9.65

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2017
Investment Income
Dividends		$3,454
Interest		478,083
Income from Fidelity Central Funds		8,446
Total income		489,983
Expenses
Management fee	$58,234
Transfer agent fees	13,649
Distribution and service plan fees	7,697
Accounting fees and expenses	1,589
Custodian fees and expenses	104
Independent trustees' fees and expenses	41
Registration fees	349
Audit	181
Legal	63
Miscellaneous	85
Total expenses before reductions	81,992
Expense reductions	(159)	81,833
Net investment income (loss)		408,150
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,520
Fidelity Central Funds	17
Total net realized gain (loss)		15,537
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	41,512
Fidelity Central Funds	(105)
Total change in net unrealized appreciation (depreciation)		41,407
Net gain (loss)		56,944
Net increase (decrease) in net assets resulting from operations		$465,094

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$408,150	$349,986
Net realized gain (loss)	15,537	(225,620)
Change in net unrealized appreciation (depreciation)	41,407	386,147
Net increase (decrease) in net assets resulting from operations	465,094	510,513
Distributions to shareholders from net investment income	(394,075)	(383,140)
Share transactions - net increase (decrease)	1,322,261	(1,573,710)
Redemption fees	365	413
Total increase (decrease) in net assets	1,393,645	(1,445,924)
Net Assets
Beginning of period	9,338,576	10,784,500
End of period	$10,732,221	$9,338,576
Other Information
Undistributed net investment income end of period	$32,709	$27,697

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Floating Rate High Income Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$9.42	$9.85	$9.99	$9.94
Income from Investment Operations
Net investment income (loss)A	.360	.334	.375	.317	.310
Net realized and unrealized gain (loss)	.056	.211	(.425)	(.114)	.070
Total from investment operations	.416	.545	(.050)	.203	.380
Distributions from net investment income	(.346)	(.365)	(.341)	(.307)	(.282)
Distributions from net realized gain	–	–	(.040)	(.036)	(.049)
Total distributions	(.346)	(.365)	(.381)	(.343)	(.331)
Redemption fees added to paid in capitalA	–B	–B	.001	–B	.001
Net asset value, end of period	$9.67	$9.60	$9.42	$9.85	$9.99
Total ReturnC,D	4.40%	5.98%	(.53)%	2.05%	3.89%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	.99%	.98%	.98%	.99%
Expenses net of fee waivers, if any	.98%	.99%	.98%	.98%	.99%
Expenses net of all reductions	.98%	.98%	.98%	.98%	.99%
Net investment income (loss)	3.72%	3.58%	3.86%	3.17%	3.11%
Supplemental Data
Net assets, end of period (in millions)	$585	$707	$863	$1,185	$1,681
Portfolio turnover rateG	68%	46%	26%	54%	62%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.58	$9.40	$9.84	$9.98	$9.93
Income from Investment Operations
Net investment income (loss)A	.356	.324	.365	.306	.299
Net realized and unrealized gain (loss)	.057	.212	(.434)	(.112)	.071
Total from investment operations	.413	.536	(.069)	.194	.370
Distributions from net investment income	(.343)	(.356)	(.332)	(.298)	(.272)
Distributions from net realized gain	–	–	(.040)	(.036)	(.049)
Total distributions	(.343)	(.356)	(.372)	(.334)	(.321)
Redemption fees added to paid in capitalA	–B	–B	.001	–B	.001
Net asset value, end of period	$9.65	$9.58	$9.40	$9.84	$9.98
Total ReturnC,D	4.37%	5.89%	(.72)%	1.96%	3.79%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.01%	1.08%	1.07%	1.07%	1.09%
Expenses net of fee waivers, if any	1.01%	1.08%	1.07%	1.07%	1.09%
Expenses net of all reductions	1.01%	1.08%	1.07%	1.07%	1.09%
Net investment income (loss)	3.69%	3.48%	3.77%	3.08%	3.01%
Supplemental Data
Net assets, end of period (in millions)	$137	$171	$195	$240	$272
Portfolio turnover rateG	68%	46%	26%	54%	62%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.59	$9.41	$9.85	$9.99	$9.94
Income from Investment Operations
Net investment income (loss)A	.286	.263	.301	.241	.235
Net realized and unrealized gain (loss)	.067	.212	(.434)	(.113)	.070
Total from investment operations	.353	.475	(.133)	.128	.305
Distributions from net investment income	(.273)	(.295)	(.268)	(.232)	(.207)
Distributions from net realized gain	–	–	(.040)	(.036)	(.049)
Total distributions	(.273)	(.295)	(.308)	(.268)	(.256)
Redemption fees added to paid in capitalA	–B	–B	.001	–B	.001
Net asset value, end of period	$9.67	$9.59	$9.41	$9.85	$9.99
Total ReturnC,D	3.73%	5.19%	(1.38)%	1.29%	3.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.74%	1.74%	1.73%	1.73%	1.74%
Expenses net of fee waivers, if any	1.74%	1.74%	1.73%	1.73%	1.74%
Expenses net of all reductions	1.74%	1.74%	1.73%	1.73%	1.74%
Net investment income (loss)	2.96%	2.82%	3.10%	2.41%	2.35%
Supplemental Data
Net assets, end of period (in millions)	$523	$582	$671	$835	$960
Portfolio turnover rateG	68%	46%	26%	54%	62%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Floating Rate High Income Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.58	$9.40	$9.84	$9.98	$9.93
Income from Investment Operations
Net investment income (loss)A	.386	.359	.401	.344	.337
Net realized and unrealized gain (loss)	.057	.212	(.435)	(.113)	.071
Total from investment operations	.443	.571	(.034)	.231	.408
Distributions from net investment income	(.373)	(.391)	(.367)	(.335)	(.310)
Distributions from net realized gain	–	–	(.040)	(.036)	(.049)
Total distributions	(.373)	(.391)	(.407)	(.371)	(.359)
Redemption fees added to paid in capitalA	–B	–B	.001	–B	.001
Net asset value, end of period	$9.65	$9.58	$9.40	$9.84	$9.98
Total ReturnC	4.70%	6.28%	(.36)%	2.34%	4.19%
Ratios to Average Net AssetsD,E
Expenses before reductions	.70%	.71%	.70%	.69%	.70%
Expenses net of fee waivers, if any	.69%	.71%	.70%	.69%	.70%
Expenses net of all reductions	.69%	.71%	.70%	.69%	.70%
Net investment income (loss)	4.01%	3.86%	4.14%	3.45%	3.39%
Supplemental Data
Net assets, end of period (in millions)	$7,368	$6,131	$6,615	$9,032	$8,882
Portfolio turnover rateF	68%	46%	26%	54%	62%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Floating Rate High Income Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.58	$9.40	$9.83	$9.97	$9.92
Income from Investment Operations
Net investment income (loss)A	.380	.355	.396	.339	.332
Net realized and unrealized gain (loss)	.058	.211	(.424)	(.113)	.071
Total from investment operations	.438	.566	(.028)	.226	.403
Distributions from net investment income	(.368)	(.386)	(.363)	(.330)	(.305)
Distributions from net realized gain	–	–	(.040)	(.036)	(.049)
Total distributions	(.368)	(.386)	(.403)	(.366)	(.354)
Redemption fees added to paid in capitalA	–B	–B	.001	–B	.001
Net asset value, end of period	$9.65	$9.58	$9.40	$9.83	$9.97
Total ReturnC	4.64%	6.23%	(.30)%	2.29%	4.15%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.75%	.74%	.74%	.75%
Expenses net of fee waivers, if any	.75%	.75%	.74%	.74%	.75%
Expenses net of all reductions	.75%	.75%	.74%	.74%	.75%
Net investment income (loss)	3.95%	3.81%	4.10%	3.40%	3.34%
Supplemental Data
Net assets, end of period (in millions)	$2,120	$1,748	$2,429	$3,317	$3,646
Portfolio turnover rateF	68%	46%	26%	54%	62%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Fidelity Floating Rate High Income Fund and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to defaulted bonds, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes as follows:

Gross unrealized appreciation	$150,511
Gross unrealized depreciation	(190,169)
Net unrealized appreciation (depreciation)	$(39,658)
Tax Cost	$11,194,930

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,167
Capital loss carryforward	$(356,730)
Net unrealized appreciation (depreciation) on securities and other investments	$(39,658)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(15,767)
Long-term	(340,963)
Total capital loss carryforward	$(356,730)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$394,075	$ 383,140

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchase and Sales of Investments.

Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $8,047,525 and $6,594,196, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,659	$71
Class M	-%	.25%	384	2
Class C	.75%	.25%	5,654	383
			$7,697	$456

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$37
Class M	7
Class C(a)	28
$72

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,017.15
Class M	280.18
Class C	883.16
Fidelity Floating Rate High Income Fund	7,969.11
Class I	3,500.17
	$13,649

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $36.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $33 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $101.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $58.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$23,794	$28,998
Class M	5,475	6,712
Class B	–	210
Class C	16,016	19,076
Fidelity Floating Rate High Income Fund	271,385	244,237
Class I	77,405	83,907
Total	$394,075	$383,140

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	22,327	13,632	$215,427	$127,187
Reinvestment of distributions	2,289	2,814	22,112	26,169
Shares redeemed	(37,818)	(34,450)	(365,948)	(318,820)
Net increase (decrease)	(13,202)	(18,004)	$(128,409)	$(165,464)
Class M
Shares sold	1,925	1,326	$18,561	$12,365
Reinvestment of distributions	550	671	5,301	6,235
Shares redeemed	(6,051)	(4,884)	(58,381)	(45,244)
Net increase (decrease)	(3,576)	(2,887)	$(34,519)	$(26,644)
Class B
Shares sold	–	10	$–	$96
Reinvestment of distributions	–	19	–	177
Shares redeemed	–	(1,219)	–	(11,330)
Net increase (decrease)	–	(1,190)	$–	$(11,057)
Class C
Shares sold	7,187	5,299	$69,348	$49,451
Reinvestment of distributions	1,402	1,645	13,539	15,298
Shares redeemed	(15,197)	(17,529)	(146,725)	(162,349)
Net increase (decrease)	(6,608)	(10,585)	$(63,838)	$(97,600)
Fidelity Floating Rate High Income Fund
Shares sold	256,065	152,772	$2,468,886	$1,428,276
Reinvestment of distributions	22,910	21,133	221,002	196,548
Shares redeemed	(155,638)	(237,658)	(1,500,477)	(2,193,671)
Net increase (decrease)	123,337	(63,753)	$1,189,411	$(568,847)
Class I
Shares sold	102,139	58,131	$985,030	$539,868
Reinvestment of distributions	5,949	5,808	57,337	53,924
Shares redeemed	(70,851)	(139,996)	(682,751)	(1,297,890)
Net increase (decrease)	37,237	(76,057)	$359,616	$(704,098)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	.97%
Actual		$1,000.00	$1,018.00	$4.93
Hypothetical-C		$1,000.00	$1,020.32	$4.94
Class M	.98%
Actual		$1,000.00	$1,016.90	$4.98
Hypothetical-C		$1,000.00	$1,020.27	$4.99
Class C	1.72%
Actual		$1,000.00	$1,014.20	$8.73
Hypothetical-C		$1,000.00	$1,016.53	$8.74
Fidelity Floating Rate High Income Fund	.69%
Actual		$1,000.00	$1,018.40	$3.51
Hypothetical-C		$1,000.00	$1,021.73	$3.52
Class I	.75%
Actual		$1,000.00	$1,019.20	$3.82
Hypothetical-C		$1,000.00	$1,021.42	$3.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Floating Rate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Floating Rate High Income Fund
Class A	12/11/17	12/08/17	$0.004
Class M	12/11/17	12/08/17	$0.004
Class C	12/11/17	12/08/17	$0.004
Fidelity Floating Rate High Income Fund	12/11/17	12/08/17	$0.004
Class I	12/17/17	12/08/17	$0.004

A total of 0.25% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $301,396,592 of distributions paid during the period January 1, 2017 to October 31, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Floating Rate High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, and the retail class ranked below the competitive median for 2016, the total expense ratio of Class I ranked equal to the competitive median for 2016, and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class M was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity Advisor® High Income Advantage Fund Class A, Class M (formerly Class T), Class C and Class I Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	8.24%	6.50%	6.21%
Class M (incl. 4.00% sales charge)	8.20%	6.50%	6.22%
Class C (incl. contingent deferred sales charge)	10.92%	6.58%	5.85%
Class I	13.06%	7.61%	6.90%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Class A on October 31, 2007, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$18,266	Fidelity Advisor® High Income Advantage Fund - Class A
$21,144	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 9.14% for the year ending October 31, 2017, as measured by The BofA Merrill Lynch℠ US High Yield Constrained Index. The asset class was generally supported by a resurgence in investor risk appetite, although the period began with one of very few interruptions to a steady uptrend. In November 2016, the energy-heavy high-yield market had its first negative month since January 2016 amid rising interest rates and a brief, sharp decline in oil prices. High-yield bonds bounced back strongly in December and maintained momentum into late July, rising along with other risk assets and supported by the view that the new administration’s agenda would be stimulative for the U.S. economy. Although heightened geopolitical risk and some industry-specific developments hampered high yield for a brief stretch in early August, the strongly favorable environment for risk assets in the first half of the period prevailed overall. Accordingly, lower-quality bonds within the index fared best for the full year, roughly doubling the return of higher-quality tiers. By industry, gains were broad-based, with metals/mining, chemicals, energy and steel boosted by firming commodities prices and the potential for increased infrastructure spending in the U.S. Notable laggards included food & drug retail and super retail.

Comments from Portfolio Manager Harley Lank:  For the year, the fund's share classes (excluding sales charges, if applicable) posted gains of about 12% to 13%, handily outpacing the 9.14% return of the benchmark, The BofA Merrill Lynch℠ US High Yield Constrained Index. Our non-index allocation to stocks – about 19% of assets, on average – gained roughly 27% for the period and fueled the fund’s relative outperformance. I had similar success within high yield, our core area of focus, with the subportfolio advancing roughly 12%. Among high-yield bonds, security selection was broadly positive, led by picks in technology, gaming, chemicals and telecommunications. The top individual relative contributors were out-of-index positions in the stocks of Melco Crown Entertainment, a casino operator in Macau and other parts of Asia, and ON Semiconductor. Shares of equipment-rental company United Rentals also notably contributed. On the downside, security selection in energy dampened relative performance, as did a cash stake of 3%, on average, in a rising market. In terms of individual holdings, a non-benchmark stake in the stock of Israel-based generic drug producer Teva Pharmaceutical Industries provided the biggest drag, as our stake returned -61% this period. I continue to have a generally positive outlook for high-yield bonds, believing the fundamental backdrop remains supportive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
APX Group, Inc.	2.9	2.6
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.	2.7	2.3
Valeant Pharmaceuticals International, Inc.	2.3	2.1
Tenet Healthcare Corp.	2.3	2.1
Chesapeake Energy Corp.	2.2	1.8
	12.4

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Energy	14.2	11.8
Healthcare	8.6	8.4
Technology	8.4	8.9
Telecommunications	7.8	10.1
Cable/Satellite TV	6.9	7.3

Quality Diversification (% of fund's net assets)

As of October 31, 2017
BB	16.1%
B	32.5%
CCC,CC,C	21.1%
Not Rated	4.3%
Equities	20.7%
Short-Term Investments and Net Other Assets	5.3%

As of April 30, 2017
BB	18.7%
B	29.0%
CCC,CC,C	24.2%
Not Rated	3.2%
Equities	20.5%
Short-Term Investments and Net Other Assets	4.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2017*
Nonconvertible Bonds	68.6%
Convertible Bonds, Preferred Stocks	0.8%
Common Stocks	19.9%
Bank Loan Obligations	2.8%
Other Investments	2.6%
Short-Term Investments and Net Other Assets (Liabilities)	5.3%

 * Foreign investments – 20.4%

As of April 30, 2017*
Nonconvertible Bonds	69.4%
Convertible Bonds, Preferred Stocks	1.0%
Common Stocks	19.5%
Bank Loan Obligations	2.9%
Other Investments	2.8%
Short-Term Investments and Net Other Assets (Liabilities)	4.4%

 * Foreign investments – 19.9%

Investments October 31, 2017

Showing Percentage of Net Assets

Corporate Bonds - 68.6%
		Principal Amount (000s)(a)	Value (000s)
Convertible Bonds - 0.0%
Telecommunications - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (b)		$180	$181
Nonconvertible Bonds - 68.6%
Aerospace - 0.2%
DAE Funding LLC:
4.5% 8/1/22 (b)		1,410	1,429
5% 8/1/24 (b)		1,940	1,981
			3,410
Air Transportation - 0.1%
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22		345	366
6.125% 4/29/18		670	680
			1,046
Automotive & Auto Parts - 0.9%
American Tire Distributors, Inc. 10.25% 3/1/22 (b)		4,450	4,645
Jaguar Land Rover PLC 4.5% 10/1/27 (b)		5,790	5,732
Tesla, Inc. 5.3% 8/15/25 (b)		6,110	5,896
			16,273
Banks & Thrifts - 2.5%
Ally Financial, Inc.:
5.75% 11/20/25		2,310	2,550
8% 12/31/18		6,859	7,279
8% 11/1/31		3,105	4,099
8% 11/1/31		18,362	24,284
Royal Bank of Scotland Group PLC:
5.125% 5/28/24		3,515	3,761
6% 12/19/23		3,605	4,016
Washington Mutual Bank 5.5% 1/15/13 (c)(d)		10,000	1
			45,990
Broadcasting - 0.2%
Sirius XM Radio, Inc. 5% 8/1/27 (b)		3,200	3,228
Building Materials - 0.4%
BMC East LLC 5.5% 10/1/24 (b)		1,440	1,508
Builders FirstSource, Inc. 5.625% 9/1/24 (b)		3,560	3,760
HMAN Finance Sub Corp. 6.375% 7/15/22 (b)		900	893
USG Corp. 4.875% 6/1/27 (b)		530	550
			6,711
Cable/Satellite TV - 6.2%
Altice SA:
7.625% 2/15/25 (b)		12,590	13,660
7.75% 5/15/22 (b)		10,575	11,196
Altice U.S. Finance SA 7.75% 7/15/25 (b)		1,260	1,377
Cable One, Inc. 5.75% 6/15/22 (b)		1,390	1,453
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23		2,550	2,633
5.125% 5/1/27 (b)		16,845	17,013
5.5% 5/1/26 (b)		2,940	3,014
5.75% 1/15/24		5,335	5,542
5.75% 2/15/26 (b)		1,770	1,851
5.875% 5/1/27 (b)		5,245	5,493
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (b)		381	389
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (b)		5,495	5,591
CSC Holdings, Inc. 5.5% 4/15/27 (b)		9,215	9,491
DISH DBS Corp.:
5% 3/15/23		4,695	4,542
5.875% 7/15/22		4,240	4,264
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.5% 1/15/23 (b)		1,931	1,984
Wave Holdco LLC/Wave Holdco Corp. 8.25% 7/15/19 pay-in-kind (b)(e)		10,920	10,920
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (b)		1,645	1,683
Ziggo Bond Finance BV:
5.875% 1/15/25 (b)		1,705	1,754
6% 1/15/27 (b)		3,575	3,638
Ziggo Secured Finance BV 5.5% 1/15/27 (b)		7,375	7,523
			115,011
Chemicals - 2.1%
CF Industries Holdings, Inc.:
4.95% 6/1/43		4,810	4,413
5.15% 3/15/34		2,800	2,793
5.375% 3/15/44		1,815	1,742
Evolution Escrow Issuer LLC 7.5% 3/15/22 (b)		3,065	3,214
Momentive Performance Materials, Inc. 3.88% 10/24/21		5,545	5,767
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (c)(d)		4,120	0
NOVA Chemicals Corp.:
4.875% 6/1/24 (b)		2,140	2,180
5.25% 6/1/27 (b)		2,170	2,213
Platform Specialty Products Corp. 6.5% 2/1/22 (b)		5,550	5,751
The Chemours Co. LLC:
5.375% 5/15/27		835	891
6.625% 5/15/23		1,495	1,585
7% 5/15/25		975	1,087
TPC Group, Inc. 8.75% 12/15/20 (b)		6,605	6,456
Tronox Finance PLC 5.75% 10/1/25 (b)		870	908
			39,000
Containers - 0.5%
ARD Finance SA 7.125% 9/15/23 pay-in-kind (e)		1,690	1,800
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 7.25% 5/15/24 (b)		3,785	4,159
Plastipak Holdings, Inc. 6.25% 10/15/25 (b)		555	566
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20		2,460	2,503
7% 7/15/24 (b)		1,025	1,094
			10,122
Diversified Financial Services - 3.6%
Aircastle Ltd. 4.625% 12/15/18		1,625	1,666
Ascend Learning LLC 6.875% 8/1/25 (b)		670	702
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (b)		5,335	5,795
CIT Group, Inc. 5.375% 5/15/20		285	306
Eagle Holding Co. II LLC 7.625% 5/15/22 pay-in-kind (b)(e)		930	959
Exela International LLC/Exela Financial, Inc. 10% 7/15/23 (b)		2,100	2,011
FLY Leasing Ltd. 5.25% 10/15/24		1,495	1,502
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23 (b)		1,315	1,430
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		5,683	5,871
6.25% 2/1/22		1,000	1,045
6.75% 2/1/24		1,810	1,916
MSCI, Inc. 5.75% 8/15/25 (b)		1,345	1,453
Navient Corp.:
5.875% 10/25/24		3,375	3,426
7.25% 9/25/23		1,775	1,923
Orchestra Borrower LLC/Orchestra Co.-Issuer, Inc. 6.75% 6/15/22 (b)		1,240	1,289
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (b)		18,565	20,574
Radiate Holdco LLC/Radiate Financial Service Ltd. 6.625% 2/15/25 (b)		690	678
SLM Corp.:
5.5% 1/25/23		5,330	5,397
6.125% 3/25/24		4,270	4,382
8% 3/25/20		4,700	5,182
			67,507
Diversified Media - 0.6%
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.625% 3/15/20		900	896
7.625% 3/15/20		2,060	2,057
E.W. Scripps Co. 5.125% 5/15/25 (b)		510	524
Liberty Media Corp.:
8.25% 2/1/30		469	516
8.5% 7/15/29		529	590
MDC Partners, Inc. 6.5% 5/1/24 (b)		5,848	5,965
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (b)		1,220	1,257
			11,805
Energy - 12.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375% 9/15/24		820	853
Antero Resources Corp.:
5.125% 12/1/22		1,935	1,988
5.625% 6/1/23 (Reg. S)		2,580	2,703
Antero Resources Finance Corp. 5.375% 11/1/21		4,500	4,618
Calfrac Holdings LP 7.5% 12/1/20 (b)		4,460	4,371
California Resources Corp. 8% 12/15/22 (b)		9,595	6,333
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		440	448
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27 (b)		2,085	2,150
5.875% 3/31/25		2,610	2,825
Chesapeake Energy Corp.:
3 month U.S. LIBOR + 3.250% 4.6092% 4/15/19 (e)(f)		2,250	2,228
4.875% 4/15/22		5,580	5,162
5.75% 3/15/23		1,890	1,725
8% 12/15/22 (b)		3,301	3,552
8% 1/15/25 (b)		10,435	10,435
8% 6/15/27 (b)		14,705	14,181
Citgo Holding, Inc. 10.75% 2/15/20 (b)		3,525	3,807
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.07% 6/15/22 (b)(e)(f)		3,800	3,791
6.875% 6/15/25 (b)		5,350	5,658
Covey Park Energy LLC 7.5% 5/15/25 (b)		1,540	1,598
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25% 4/1/23		1,775	1,846
Denbury Resources, Inc. 4.625% 7/15/23		4,395	2,494
Diamond Offshore Drilling, Inc. 7.875% 8/15/25		2,765	2,959
Ensco PLC:
4.5% 10/1/24		3,930	3,223
5.2% 3/15/25		760	640
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (b)		1,170	1,193
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21		495	493
6% 10/1/22		3,870	3,846
FTS International, Inc. 6.25% 5/1/22		5,060	4,908
Gulfmark Offshore, Inc. 6.375% 3/15/22 (c)		2,200	462
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		2,085	2,075
5.75% 10/1/25 (b)		10,085	10,325
Jonah Energy LLC 7.25% 10/15/25 (b)		2,590	2,590
NextEra Energy Partners LP:
4.25% 9/15/24 (b)		1,265	1,278
4.5% 9/15/27 (b)		880	886
NGPL PipeCo LLC:
4.375% 8/15/22 (b)		485	499
4.875% 8/15/27 (b)		485	502
Noble Holding International Ltd.:
3.95% 3/15/22		2,315	1,945
4.625% 3/1/21		318	294
6.05% 3/1/41		95	63
6.2% 8/1/40		2,660	1,796
7.75% 1/15/24		7,285	6,520
NuStar Logistics LP 5.625% 4/28/27		985	1,039
Oasis Petroleum, Inc. 6.875% 3/15/22		905	928
Pacific Drilling V Ltd. 7.25% 12/1/17 (b)		3,755	1,652
Parsley Energy LLC/Parsley:
5.625% 10/15/27 (b)		925	954
6.25% 6/1/24 (b)		4,520	4,791
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23		3,520	3,661
7.25% 6/15/25 (b)		2,125	2,197
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23 (b)		3,315	3,431
Peabody Securities Finance Corp.:
6% 3/31/22 (b)		610	628
6.375% 3/31/25 (b)		755	779
Pride International, Inc. 7.875% 8/15/40		2,715	2,267
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625% 7/15/22		1,125	1,108
SemGroup Corp. 7.25% 3/15/26 (b)		1,770	1,801
SESI LLC 7.75% 9/15/24(b)		1,160	1,201
SM Energy Co.:
5% 1/15/24		1,730	1,652
5.625% 6/1/25		2,565	2,494
6.125% 11/15/22		4,420	4,442
6.5% 11/15/21		800	808
6.5% 1/1/23		95	97
6.75% 9/15/26		845	867
Southwestern Energy Co.:
7.5% 4/1/26		1,730	1,795
7.75% 10/1/27		1,285	1,336
Summit Midstream Holdings LLC:
5.5% 8/15/22		1,520	1,539
5.75% 4/15/25		1,435	1,464
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21		3,000	3,143
6.375% 4/1/23		1,490	1,583
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% 2/1/25		1,070	1,102
5.375% 2/1/27		1,070	1,111
Teine Energy Ltd. 6.875% 9/30/22 (b)		4,916	5,027
TerraForm Power Operating LLC:
6.375% 2/1/23 (b)(e)		11,525	12,072
6.625% 6/15/25 (b)(e)		1,480	1,606
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.375% 5/1/24		1,310	1,434
Transocean, Inc. 7.5% 1/15/26 (b)		3,310	3,409
Trinidad Drilling Ltd. 6.625% 2/15/25 (b)		830	807
Ultra Resources, Inc.:
6.875% 4/15/22 (b)		1,725	1,742
7.125% 4/15/25 (b)		1,295	1,292
Weatherford International Ltd. 9.875% 2/15/24		3,630	3,884
WPX Energy, Inc.:
5.25% 9/15/24		3,170	3,182
6% 1/15/22		4,350	4,529
7.5% 8/1/20		1,179	1,279
8.25% 8/1/23		2,640	2,973
			222,369
Entertainment/Film - 0.6%
AMC Entertainment Holdings, Inc. 6.125% 5/15/27		1,405	1,391
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24		580	610
Livent, Inc. 9.375% 10/15/04 (c)(d)		11,100	0
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (b)		1,425	1,426
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (b)(e)		8,593	8,593
			12,020
Environmental - 0.6%
Covanta Holding Corp.:
5.875% 3/1/24		4,680	4,692
6.375% 10/1/22		4,000	4,130
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)		1,455	1,522
			10,344
Food & Drug Retail - 1.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25		2,420	2,130
6.625% 6/15/24		930	874
Albertsons, Inc.:
6.625% 6/1/28		2,415	1,854
7.45% 8/1/29		220	182
BI-LO LLC/BI-LO Finance Corp.:
9.25% 2/15/19 (b)		2,606	2,378
9.375% 9/15/18 pay-in-kind (b)(e)		2,879	806
FAGE International SA/FAGE U.S.A. Dairy Industry, Inc. 5.625% 8/15/26 (b)		805	827
Rite Aid Corp.:
6.875% 12/15/28 (b)(e)		5,785	4,454
7.7% 2/15/27		2,715	2,308
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (b)		4,395	2,637
			18,450
Food/Beverage/Tobacco - 1.8%
C&S Group Enterprises LLC 5.375% 7/15/22 (b)		1,290	1,251
Darling International, Inc. 5.375% 1/15/22		1,280	1,323
ESAL GmbH 6.25% 2/5/23 (b)		3,315	3,191
JBS Investments GmbH:
7.25% 4/3/24 (b)		3,690	3,644
7.75% 10/28/20 (b)		4,850	4,949
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)		3,150	3,056
5.875% 7/15/24 (b)		2,585	2,540
Minerva Luxembourg SA 6.5% 9/20/26 (b)		2,215	2,297
Pilgrim's Pride Corp.:
5.75% 3/15/25 (b)		625	662
5.875% 9/30/27 (b)		1,110	1,154
Post Holdings, Inc. 5.75% 3/1/27 (b)		4,735	4,918
Vector Group Ltd. 6.125% 2/1/25 (b)		4,850	5,032
			34,017
Gaming - 2.4%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22		7,900	8,496
CRC Escrow Issuer LLC/CRC Finance LLC 5.25% 10/15/25 (b)		5,530	5,566
Eldorado Resorts, Inc. 6% 4/1/25		1,970	2,078
Jacobs Entertainment, Inc. 7.875% 2/1/24 (b)		495	535
MGM Mirage, Inc. 8.625% 2/1/19		5,000	5,356
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 11% 10/1/21 (e)		7,110	7,537
Penn National Gaming, Inc. 5.625% 1/15/27 (b)		415	430
Scientific Games Corp.:
5% 10/15/25 (b)		550	558
7% 1/1/22 (b)		1,445	1,528
10% 12/1/22		5,980	6,615
Station Casinos LLC 5% 10/1/25 (b)		2,400	2,403
Wynn Macau Ltd.:
4.875% 10/1/24 (b)		1,390	1,413
5.5% 10/1/27 (b)		1,710	1,733
			44,248
Healthcare - 6.4%
Catalent Pharma Solutions 4.875% 1/15/26 (b)		625	634
Community Health Systems, Inc. 6.875% 2/1/22		9,725	7,038
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25		3,020	3,103
HCA Holdings, Inc.:
5.375% 2/1/25		4,375	4,512
5.875% 2/15/26		2,290	2,407
7.5% 2/15/22		5,095	5,783
HealthSouth Corp.:
5.75% 11/1/24		1,570	1,607
5.75% 9/15/25		400	413
Hologic, Inc. 4.375% 10/15/25 (b)		905	919
IMS Health, Inc. 5% 10/15/26 (b)		2,205	2,343
Tenet Healthcare Corp.:
4.375% 10/1/21		3,350	3,338
4.625% 7/15/24 (b)		5,035	4,953
6.75% 2/1/20		1,800	1,832
6.75% 6/15/23		17,610	16,531
7.5% 1/1/22 (b)		1,220	1,284
8.125% 4/1/22		8,975	9,020
THC Escrow Corp. III 5.125% 5/1/25 (b)		6,430	6,261
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (b)		9,510	9,355
5.5% 3/1/23 (b)		4,720	3,965
5.5% 11/1/25 (b)		1,780	1,820
5.875% 5/15/23 (b)		17,700	14,957
6.125% 4/15/25 (b)		1,715	1,441
7% 3/15/24 (b)		3,215	3,480
7.25% 7/15/22 (b)		315	302
7.5% 7/15/21 (b)		7,360	7,240
Vizient, Inc. 10.375% 3/1/24 (b)		2,275	2,594
Wellcare Health Plans, Inc. 5.25% 4/1/25		1,570	1,652
			118,784
Homebuilders/Real Estate - 0.5%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)		1,290	1,346
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (b)		470	492
6.5% 12/15/20 (b)		1,840	1,879
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (b)		1,570	1,629
6.125% 4/1/25 (b)		1,150	1,196
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (b)		2,150	2,302
William Lyon Homes, Inc. 5.875% 1/31/25		1,260	1,285
			10,129
Insurance - 0.4%
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (b)		570	607
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (b)		2,765	2,878
Hub Holdings LLC/Hub Holdings Finance, Inc. 8.125% 7/15/19 pay-in-kind (b)(e)		1,220	1,223
USIS Merger Sub, Inc. 6.875% 5/1/25 (b)		2,355	2,443
			7,151
Leisure - 0.3%
Studio City Co. Ltd.:
5.875% 11/30/19 (b)		1,400	1,468
7.25% 11/30/21 (b)		3,645	3,901
			5,369
Metals/Mining - 1.4%
Alpha Natural Resources, Inc. 9.75% 4/15/18 (c)(d)		1,770	0
Bluescope Steel Ltd./Bluescope Steel Finance 6.5% 5/15/21 (b)		650	679
First Quantum Minerals Ltd.:
7% 2/15/21 (b)		2,665	2,765
7.25% 4/1/23 (b)		1,930	2,041
7.5% 4/1/25 (b)		3,220	3,409
FMG Resources (August 2006) Pty Ltd. 4.75% 5/15/22 (b)		1,330	1,357
Freeport-McMoRan, Inc.:
6.5% 11/15/20		435	443
6.75% 2/1/22		3,407	3,543
6.875% 2/15/23		7,290	7,974
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (b)		1,200	1,356
Murray Energy Corp. 11.25% 4/15/21 (b)		5,750	3,163
Walter Energy, Inc. 9.5% 10/15/19 (b)(c)(d)		2,360	0
			26,730
Paper - 0.1%
Flex Acquisition Co., Inc. 6.875% 1/15/25 (b)		940	972
Publishing/Printing - 1.6%
Cengage Learning, Inc. 9.5% 6/15/24 (b)		4,000	3,605
Cenveo Corp. 6% 8/1/19 (b)		1,290	890
Clear Channel International BV 8.75% 12/15/20 (b)		505	530
Harland Clarke Holdings Corp. 8.375% 8/15/22 (b)		1,355	1,423
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875% 5/15/24 (b)		6,020	6,058
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(e)		18,124	18,101
			30,607
Restaurants - 0.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5% 10/15/25 (b)		3,545	3,611
Golden Nugget, Inc.:
6.75% 10/15/24 (b)		3,340	3,398
8.75% 10/1/25 (b)		1,630	1,675
KFC Holding Co./Pizza Hut Holding LLC 4.75% 6/1/27 (b)		1,530	1,570
			10,254
Services - 3.9%
APX Group, Inc.:
6.375% 12/1/19		2,336	2,377
7.625% 9/1/23		6,790	7,146
7.875% 12/1/22		15,535	16,758
8.75% 12/1/20		27,443	28,129
Avantor, Inc. 6% 10/1/24 (b)		2,750	2,805
Blueline Rental Finance Corp./Blueline Rental LLC 9.25% 3/15/24 (b)		1,350	1,465
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (b)		2,095	1,875
Laureate Education, Inc. 8.25% 5/1/25 (b)		5,650	6,081
Prime Security One MS, Inc. 4.875% 7/15/32 (b)		4,778	4,521
United Rentals North America, Inc. 5.5% 5/15/27		1,355	1,450
			72,607
Steel - 0.3%
Big River Steel LLC/BRS Finance Corp. 7.25% 9/1/25 (b)		1,495	1,603
Cliffs Natural Resources, Inc. 5.75% 3/1/25 (b)		4,140	4,011
			5,614
Super Retail - 0.3%
Netflix, Inc.:
4.375% 11/15/26 (b)		3,540	3,471
4.875% 4/15/28 (b)		2,060	2,048
			5,519
Technology - 3.6%
Balboa Merger Sub, Inc. 11.375% 12/1/21 (b)		10,620	11,602
Brocade Communications Systems, Inc. 4.625% 1/15/23		160	164
Ceridian HCM Holding, Inc. 11% 3/15/21 (b)		4,345	4,589
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.875% 6/15/21 (b)		1,930	2,021
7.125% 6/15/24 (b)		1,880	2,075
EIG Investors Corp. 10.875% 2/1/24		3,405	3,763
Ensemble S Merger Sub, Inc. 9% 9/30/23 (b)		325	337
Greeneden U.S. Holdings II LLC 10% 11/30/24 (b)		4,570	5,158
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (b)		2,575	2,712
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (b)		1,320	1,389
Micron Technology, Inc.:
5.25% 1/15/24 (b)		3,480	3,658
5.5% 2/1/25		2,310	2,454
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (b)		5,815	6,629
TTM Technologies, Inc. 5.625% 10/1/25 (b)		640	653
Veritas U.S., Inc./Veritas Bermuda Ltd. 10.5% 2/1/24 (b)		14,880	15,847
Western Digital Corp. 10.5% 4/1/24		3,040	3,567
			66,618
Telecommunications - 6.7%
Altice Financing SA:
6.5% 1/15/22 (b)		895	926
7.5% 5/15/26 (b)		4,005	4,390
Altice Finco SA:
7.625% 2/15/25 (b)		4,995	5,352
8.125% 1/15/24 (b)		810	873
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		2,015	2,106
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24 (b)		545	572
5.375% 3/15/27 (b)		465	497
Equinix, Inc. 5.375% 5/15/27		1,575	1,687
GCI, Inc. 6.875% 4/15/25		2,080	2,252
Intelsat Jackson Holdings SA:
8% 2/15/24 (b)		8,435	8,941
9.75% 7/15/25 (b)		2,490	2,506
Intelsat Luxembourg SA 8.125% 6/1/23		2,490	1,511
Level 3 Financing, Inc. 6.125% 1/15/21		2,395	2,443
Neptune Finco Corp.:
6.625% 10/15/25 (b)		1,990	2,181
10.125% 1/15/23 (b)		8,210	9,400
10.875% 10/15/25 (b)		5,445	6,670
Sable International Finance Ltd. 6.875% 8/1/22 (b)		2,415	2,590
SFR Group SA:
6% 5/15/22 (b)		5,733	5,977
6.25% 5/15/24 (b)		1,150	1,205
7.375% 5/1/26 (b)		3,100	3,333
Sprint Capital Corp. 8.75% 3/15/32		8,580	10,403
Sprint Communications, Inc.:
6% 11/15/22		13,834	14,526
9% 11/15/18 (b)		5,500	5,837
Sprint Corp.:
7.125% 6/15/24		4,195	4,535
7.25% 9/15/21		270	294
7.625% 2/15/25		825	904
7.875% 9/15/23		8,400	9,387
T-Mobile U.S.A., Inc. 6.836% 4/28/23		480	506
Wind Tre SpA 5% 1/20/26 (b)		3,195	3,216
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (b)		4,400	4,637
6% 4/1/23		3,795	3,989
			123,646
Transportation Ex Air/Rail - 0.9%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)		3,470	3,054
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (b)		5,250	4,305
8.125% 2/15/19		1,404	1,383
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (b)		1,215	1,191
Teekay Corp. 8.5% 1/15/20		6,825	6,902
			16,835
Utilities - 5.9%
Calpine Corp.:
5.375% 1/15/23		2,615	2,540
5.75% 1/15/25		1,120	1,064
Dynegy, Inc.:
5.875% 6/1/23		2,830	2,922
7.375% 11/1/22		7,415	7,962
7.625% 11/1/24		11,430	12,487
8% 1/15/25 (b)		1,515	1,655
8.125% 1/30/26 (b)		6,705	7,443
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (c)		11,804	16,820
12.25% 3/1/22 (b)(c)(e)		21,847	33,364
InterGen NV 7% 6/30/23 (b)		13,534	13,128
NRG Energy, Inc. 6.625% 3/15/23		6,290	6,510
Pattern Energy Group, Inc. 5.875% 2/1/24 (b)		965	1,025
PPL Energy Supply LLC 6.5% 6/1/25		1,305	1,135
RJS Power Holdings LLC 4.625% 7/15/19 (b)(e)		676	684
The AES Corp. 5.125% 9/1/27		1,500	1,540
			110,279

TOTAL NONCONVERTIBLE BONDS			1,272,665

TOTAL CORPORATE BONDS
(Cost $1,235,044)			1,272,846
		Shares	Value (000s)

Common Stocks - 19.9%
Air Transportation - 0.6%
Air Canada (g)		293,100	5,807
Delta Air Lines, Inc.		100,000	5,003

TOTAL AIR TRANSPORTATION			10,810

Automotive & Auto Parts - 1.0%
Allison Transmission Holdings, Inc.		166,200	7,062
Chassix Holdings, Inc. (d)(g)		29,835	1,084
Fiat Chrysler Automobiles NV (g)		323,700	5,616
General Motors Co.		92,561	3,978
General Motors Co. warrants 7/10/19 (g)		11,706	298
Motors Liquidation Co. GUC Trust (g)		39,254	383

TOTAL AUTOMOTIVE & AUTO PARTS			18,421

Banks & Thrifts - 0.6%
Bank of America Corp.		302,100	8,275
Washington Mutual, Inc. (d)(g)		505,500	0
Wells Fargo & Co.		51,500	2,891
WMI Holdings Corp. (g)		17,605	15

TOTAL BANKS & THRIFTS			11,181

Broadcasting - 1.6%
AMC Networks, Inc. Class A (g)		99,600	5,068
DISH Network Corp. Class A (g)		100,000	4,854
Gray Television, Inc. (g)		594,070	9,250
Nexstar Broadcasting Group, Inc. Class A		122,000	7,784
Sinclair Broadcast Group, Inc. Class A		100,000	3,170

TOTAL BROADCASTING			30,126

Cable/Satellite TV - 0.4%
Charter Communications, Inc. Class A (g)		20,048	6,699
Chemicals - 1.6%
LyondellBasell Industries NV Class A		57,795	5,984
Olin Corp.		149,700	5,469
Platform Specialty Products Corp. (g)		653,630	6,994
The Chemours Co. LLC		110,000	6,227
Tronox Ltd. Class A		210,843	5,581

TOTAL CHEMICALS			30,255

Consumer Products - 0.8%
Newell Brands, Inc.		136,100	5,550
Spectrum Brands Holdings, Inc.		81,100	8,915

TOTAL CONSUMER PRODUCTS			14,465

Containers - 0.5%
Graphic Packaging Holding Co.		551,774	8,547
Diversified Financial Services - 0.8%
AerCap Holdings NV (g)		123,400	6,496
The Blackstone Group LP		250,000	8,323

TOTAL DIVERSIFIED FINANCIAL SERVICES			14,819

Diversified Media - 0.1%
MDC Partners, Inc. Class A (g)		175,000	2,013
Energy - 1.1%
Baker Hughes, a GE Co. Class A		140,300	4,410
Contura Energy, Inc.		218	13
Contura Energy, Inc. warrants 7/26/23 (g)		354	8
Diamondback Energy, Inc. (g)		19,100	2,047
Extraction Oil & Gas, Inc.		313,025	4,993
Forbes Energy Services Ltd.		65,062	852
Pioneer Natural Resources Co.		27,500	4,116
SM Energy Co.		150,700	3,214
Southwestern Energy Co. (g)		88,116	489

TOTAL ENERGY			20,142

Food/Beverage/Tobacco - 0.3%
Darling International, Inc. (g)		272,100	4,966
Gaming - 2.5%
Boyd Gaming Corp.		282,300	8,252
Eldorado Resorts, Inc. (g)		318,600	8,188
Golden Entertainment, Inc. (g)		4,500	120
Melco Crown Entertainment Ltd. sponsored ADR		240,600	6,082
MGM Mirage, Inc.		243,800	7,643
Penn National Gaming, Inc. (g)		296,000	7,723
Red Rock Resorts, Inc.		357,285	8,800

TOTAL GAMING			46,808

Healthcare - 1.4%
Boston Scientific Corp. (g)		246,400	6,934
HCA Holdings, Inc. (g)		82,100	6,211
Jazz Pharmaceuticals PLC (g)		55,400	7,841
Legend Acquisition, Inc. (d)(g)		18,796	446
Tenet Healthcare Corp. (g)(h)		306,600	4,378
Teva Pharmaceutical Industries Ltd. sponsored ADR		64,500	890

TOTAL HEALTHCARE			26,700

Homebuilders/Real Estate - 0.4%
Lennar Corp. Class A		120,787	6,724
Hotels - 0.1%
Extended Stay America, Inc. unit		91,600	1,816
Metals/Mining - 0.0%
Alpha Natural Resources Holdings, Inc.		3,065	12
Warrior Metropolitan Coal, Inc.		17,041	443

TOTAL METALS/MINING			455

Services - 0.8%
HD Supply Holdings, Inc. (g)		237,400	8,402
United Rentals, Inc. (g)		41,700	5,900
WP Rocket Holdings, Inc. (d)(g)(i)		8,700,771	87

TOTAL SERVICES			14,389

Steel - 0.0%
ANR, Inc.		3,065	64
ANR, Inc. rights 3/31/23 (g)		1,821,772	15

TOTAL STEEL			79

Super Retail - 0.0%
Arena Brands Holding Corp. Class B (d)(g)(i)		42,253	50
Technology - 4.2%
Alphabet, Inc. Class A (g)		6,500	6,715
CDW Corp.		84,700	5,929
Dell Technologies, Inc. (g)		93,600	7,747
Facebook, Inc. Class A (g)		39,594	7,129
First Data Corp. Class A (g)		390,000	6,946
GoDaddy, Inc. (g)		100,000	4,670
Micron Technology, Inc. (g)		186,400	8,259
ON Semiconductor Corp. (g)		451,200	9,620
Presidio, Inc.		140,400	2,078
Qorvo, Inc. (g)		97,400	7,384
Skyworks Solutions, Inc.		82,100	9,348
VeriSign, Inc. (g)(h)		24,600	2,645

TOTAL TECHNOLOGY			78,470

Telecommunications - 0.9%
Alibaba Group Holding Ltd. sponsored ADR (g)		32,200	5,953
Altice U.S.A., Inc. Class A (h)		289,400	6,853
Pendrell Corp. (g)		3,747	24
T-Mobile U.S., Inc. (g)		58,900	3,520

TOTAL TELECOMMUNICATIONS			16,350

Utilities - 0.2%
Dynegy, Inc. (g)		178,500	2,222
The AES Corp.		198,300	2,108

TOTAL UTILITIES			4,330

TOTAL COMMON STOCKS
(Cost $312,100)			368,615

Convertible Preferred Stocks - 0.8%
Energy - 0.1%
Southwestern Energy Co. Series B 6.25%		211,700	2,693
Healthcare - 0.5%
Allergan PLC 5.50%		10,200	6,541
Teva Pharmaceutical Industries Ltd. 7%		6,650	1,890

TOTAL HEALTHCARE			8,431

Utilities - 0.2%
Dynegy, Inc. 7.00%		45,600	3,735
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $26,825)			14,859
		Principal Amount (000s)(a)	Value (000s)

Bank Loan Obligations - 2.8%
Automotive & Auto Parts - 0.0%
Chassix, Inc. term loan 12% 7/29/19 (d)		148	147
Cable/Satellite TV - 0.3%
Numericable LLC Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.000% 4.3491% 1/1/26 (e)(f)		4,845	4,846
Chemicals - 0.0%
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3231% 9/22/24 (e)(f)		224	225
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3283% 9/22/24 (e)(f)		516	520

TOTAL CHEMICALS			745

Energy - 1.0%
American Energy-Marcellus LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.3387% 8/4/20 (c)(e)(f)		1,521	1,119
California Resources Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 11.6117% 12/31/21 (e)(f)		7,005	7,501
Chesapeake Energy Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.8144% 8/23/21 (e)(f)		2,050	2,197
Chief Exploration & Development, LLC. Tranche 2LN, term loan 3 month U.S. LIBOR + 6.500% 7.9586% 5/16/21 (e)(f)		2,295	2,241
Forbes Energy Services LLC Tranche B, term loan 12% 4/13/21 (d)(e)		641	645
FTS International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.9923% 4/16/21 (e)(f)		585	570
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 7.2378% 3/1/24 (e)(f)		1,800	1,742
Pacific Drilling SA Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.875% 6/3/18 (e)(f)		564	184
Seadrill Operating LP Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3328% 2/21/21 (e)(f)		3,017	2,289

TOTAL ENERGY			18,488

Entertainment/Film - 0.0%
Livent, Inc. Tranche A, term loan 18% 1/15/49 pay-in-kind (d)	CAD	1,069	414
Healthcare - 0.3%
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 8.000% 9.3328% 12/31/23 (e)(f)		2,935	2,847
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.5828% 12/31/22 (e)(f)		3,533	3,410

TOTAL HEALTHCARE			6,257

Homebuilders/Real Estate - 0.0%
DTZ U.S. Borrower LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.6301% 11/4/22 (e)(f)		77	78
Leisure - 0.0%
Intrawest Resorts Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.4923% 7/31/24 (e)(f)		55	56
Metals/Mining - 0.1%
Murray Energy Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.5828% 4/16/20 (e)(f)		1,361	1,210
Paper - 0.0%
Caraustar Industries, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.8328% 3/14/22 (e)(f)		284	286
Services - 0.1%
KUEHG Corp. Tranche B, term loan 3 month U.S. LIBOR + 8.250% 9.5828% 8/22/25 (e)(f)		2,615	2,608
Super Retail - 0.2%
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.2417% 9/25/24 (e)(f)		4,415	4,283
Technology - 0.6%
Kronos, Inc. term loan 3 month U.S. LIBOR + 8.250% 9.5606% 11/1/24 (e)(f)		3,650	3,753
Mcafee LLC Tranche B, term loan 3 month U.S. LIBOR + 8.500% 9.8328% 9/29/25 (e)(f)		1,865	1,893
Renaissance Learning, Inc.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.0828% 4/9/21 (e)(f)		569	573
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8.3328% 4/9/22 (e)(f)		4,065	4,106

TOTAL TECHNOLOGY			10,325

Telecommunications - 0.2%
Sable International Finance Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 1/31/25 (e)(f)		2,680	2,690
TOTAL BANK LOAN OBLIGATIONS
(Cost $52,801)			52,433

Preferred Securities - 2.6%
Banks & Thrifts - 2.6%
Bank of America Corp. 6.1% (e)(j)		2,590	2,911
Barclays Bank PLC 7.625% 11/21/22		10,205	12,070
Citigroup, Inc. 5.35% (e)(j)		12,655	13,553
Credit Agricole SA:
6.625% (b)(e)(j)		4,590	4,858
7.875% (b)(e)(j)		2,365	2,713
8.125% (b)(e)(j)		6,230	7,553
Goldman Sachs Group, Inc. 5.375% (e)(j)		4,045	4,300
TOTAL PREFERRED SECURITIES
(Cost $44,342)			47,958
		Shares	Value (000s)

Money Market Funds - 4.5%
Fidelity Cash Central Fund, 1.10% (k)		77,672,096	77,688
Fidelity Securities Lending Cash Central Fund 1.11% (k)(l)		5,807,980	5,809
TOTAL MONEY MARKET FUNDS
(Cost $83,498)			83,497
TOTAL INVESTMENT IN SECURITIES - 99.2%
(Cost $1,754,610)			1,840,208
NET OTHER ASSETS (LIABILITIES) - 0.8%			14,914
NET ASSETS - 100%			$1,855,122

Currency Abbreviations

CAD – Canadian dollar

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $761,374,000 or 41.0% of net assets.

 (c) Non-income producing - Security is in default.

 (d) Level 3 security

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Non-income producing

 (h) Security or a portion of the security is on loan at period end.

 (i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $137,000 or 0.0% of net assets.

 (j) Security is perpetual in nature with no stated maturity date.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (l) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$1,538
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$4,521

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$557
Fidelity Securities Lending Cash Central Fund	22
Total	$579

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$110,762	$109,628	$--	$1,134
Consumer Staples	13,881	13,881	--	--
Energy	23,369	20,676	2,693	--
Financials	19,887	19,887	--	--
Health Care	35,131	26,254	8,431	446
Industrials	38,781	38,694	--	87
Information Technology	84,423	84,423	--	--
Materials	38,802	38,802	--	--
Telecommunication Services	10,373	10,373	--	--
Utilities	8,065	4,330	3,735	--
Corporate Bonds	1,272,846	--	1,272,845	1
Bank Loan Obligations	52,433	--	51,227	1,206
Preferred Securities	47,958	--	47,958	--
Money Market Funds	83,497	83,497	--	--
Total Investments in Securities:	$1,840,208	$450,445	$1,386,889	$2,874

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	79.6%
Canada	4.3%
Luxembourg	3.5%
Netherlands	2.5%
Cayman Islands	1.9%
United Kingdom	1.7%
France	1.4%
Ireland	1.1%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $5,768) — See accompanying schedule: Unaffiliated issuers (cost $1,671,112)	$1,756,711
Fidelity Central Funds (cost $83,498)	83,497
Total Investment in Securities (cost $1,754,610)		$1,840,208
Receivable for investments sold		16,265
Receivable for fund shares sold		729
Dividends receivable		146
Interest receivable		25,676
Distributions receivable from Fidelity Central Funds		91
Prepaid expenses		4
Other receivables		64
Total assets		1,883,183
Liabilities
Payable to custodian bank	$550
Payable for investments purchased	15,891
Payable for fund shares redeemed	3,587
Distributions payable	628
Accrued management fee	863
Distribution and service plan fees payable	315
Other affiliated payables	290
Other payables and accrued expenses	128
Collateral on securities loaned	5,809
Total liabilities		28,061
Net Assets		$1,855,122
Net Assets consist of:
Paid in capital		$1,748,698
Undistributed net investment income		20,167
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		660
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		85,597
Net Assets		$1,855,122
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($506,594 ÷ 44,399 shares)		$11.41
Maximum offering price per share (100/96.00 of $11.41)		$11.89
Class M:
Net Asset Value and redemption price per share ($381,654 ÷ 33,265 shares)		$11.47
Maximum offering price per share (100/96.00 of $11.47)		$11.95
Class C:
Net Asset Value and offering price per share ($155,681 ÷ 13,669 shares)(a)		$11.39
Class I:
Net Asset Value, offering price and redemption price per share ($811,193 ÷ 75,798 shares)		$10.70

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2017
Investment Income
Dividends		$11,864
Interest		95,675
Income from Fidelity Central Funds		579
Total income		108,118
Expenses
Management fee	$10,477
Transfer agent fees	2,932
Distribution and service plan fees	3,979
Accounting and security lending fees	623
Custodian fees and expenses	37
Independent trustees' fees and expenses	8
Registration fees	98
Audit	90
Legal	82
Miscellaneous	15
Total expenses before reductions	18,341
Expense reductions	(52)	18,289
Net investment income (loss)		89,829
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	31,487
Fidelity Central Funds	(4)
Foreign currency transactions	(1)
Total net realized gain (loss)		31,482
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	106,026
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		106,024
Net gain (loss)		137,506
Net increase (decrease) in net assets resulting from operations		$227,335

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$89,829	$93,756
Net realized gain (loss)	31,482	3,667
Change in net unrealized appreciation (depreciation)	106,024	14,257
Net increase (decrease) in net assets resulting from operations	227,335	111,680
Distributions to shareholders from net investment income	(82,955)	(90,997)
Total distributions	(82,955)	(90,997)
Share transactions - net increase (decrease)	(209,589)	(118,006)
Redemption fees	143	208
Total increase (decrease) in net assets	(65,066)	(97,115)
Net Assets
Beginning of period	1,920,188	2,017,303
End of period	$1,855,122	$1,920,188
Other Information
Undistributed net investment income end of period	$20,167	$15,749

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor High Income Advantage Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.57	$10.43	$10.88	$10.73	$10.21
Income from Investment Operations
Net investment income (loss)A	.525	.501	.498	.480	.569
Net realized and unrealized gain (loss)	.796	.123	(.489)	.236	.558
Total from investment operations	1.321	.624	.009	.716	1.127
Distributions from net investment income	(.482)	(.485)	(.451)	(.449)	(.482)
Distributions from net realized gain	–	–	(.010)	(.118)	(.127)
Total distributions	(.482)	(.485)	(.461)	(.567)	(.609)
Redemption fees added to paid in capitalA	.001	.001	.002	.001	.002
Net asset value, end of period	$11.41	$10.57	$10.43	$10.88	$10.73
Total ReturnB,C	12.75%	6.30%	.06%	6.84%	11.39%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.02%	1.04%	1.02%	1.02%	1.02%
Expenses net of fee waivers, if any	1.01%	1.03%	1.02%	1.02%	1.02%
Expenses net of all reductions	1.01%	1.03%	1.02%	1.02%	1.02%
Net investment income (loss)	4.75%	4.94%	4.62%	4.42%	5.42%
Supplemental Data
Net assets, end of period (in millions)	$507	$593	$636	$682	$698
Portfolio turnover rateF	49%	46%	42%	41%	66%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.63	$10.49	$10.93	$10.78	$10.26
Income from Investment Operations
Net investment income (loss)A	.529	.505	.501	.484	.573
Net realized and unrealized gain (loss)	.795	.123	(.479)	.233	.555
Total from investment operations	1.324	.628	.022	.717	1.128
Distributions from net investment income	(.485)	(.489)	(.454)	(.450)	(.483)
Distributions from net realized gain	–	–	(.010)	(.118)	(.127)
Total distributions	(.485)	(.489)	(.464)	(.568)	(.610)
Redemption fees added to paid in capitalA	.001	.001	.002	.001	.002
Net asset value, end of period	$11.47	$10.63	$10.49	$10.93	$10.78
Total ReturnB,C	12.71%	6.30%	.18%	6.81%	11.34%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.01%	1.03%	1.02%	1.01%	1.01%
Expenses net of fee waivers, if any	1.01%	1.03%	1.02%	1.01%	1.01%
Expenses net of all reductions	1.01%	1.03%	1.02%	1.01%	1.01%
Net investment income (loss)	4.76%	4.95%	4.63%	4.43%	5.43%
Supplemental Data
Net assets, end of period (in millions)	$382	$409	$445	$504	$528
Portfolio turnover rateF	49%	46%	42%	41%	66%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.55	$10.41	$10.86	$10.71	$10.19
Income from Investment Operations
Net investment income (loss)A	.440	.424	.415	.398	.489
Net realized and unrealized gain (loss)	.796	.122	(.488)	.237	.560
Total from investment operations	1.236	.546	(.073)	.635	1.049
Distributions from net investment income	(.397)	(.407)	(.369)	(.368)	(.404)
Distributions from net realized gain	–	–	(.010)	(.118)	(.127)
Total distributions	(.397)	(.407)	(.379)	(.486)	(.531)
Redemption fees added to paid in capitalA	.001	.001	.002	.001	.002
Net asset value, end of period	$11.39	$10.55	$10.41	$10.86	$10.71
Total ReturnB,C	11.92%	5.51%	(.70)%	6.05%	10.58%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.78%	1.79%	1.78%	1.77%	1.77%
Expenses net of fee waivers, if any	1.77%	1.79%	1.78%	1.77%	1.77%
Expenses net of all reductions	1.77%	1.79%	1.78%	1.77%	1.77%
Net investment income (loss)	3.99%	4.18%	3.86%	3.67%	4.67%
Supplemental Data
Net assets, end of period (in millions)	$156	$163	$171	$182	$183
Portfolio turnover rateF	49%	46%	42%	41%	66%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Advantage Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.91	$9.78	$10.20	$10.10	$9.65
Income from Investment Operations
Net investment income (loss)A	.517	.493	.488	.474	.561
Net realized and unrealized gain (loss)	.750	.113	(.455)	.216	.524
Total from investment operations	1.267	.606	.033	.690	1.085
Distributions from net investment income	(.478)	(.477)	(.445)	(.473)	(.510)
Distributions from net realized gain	–	–	(.010)	(.118)	(.127)
Total distributions	(.478)	(.477)	(.455)	(.591)	(.637)
Redemption fees added to paid in capitalA	.001	.001	.002	.001	.002
Net asset value, end of period	$10.70	$9.91	$9.78	$10.20	$10.10
Total ReturnB	13.06%	6.54%	.31%	7.02%	11.63%
Ratios to Average Net AssetsC,D
Expenses before reductions	.77%	.80%	.80%	.78%	.77%
Expenses net of fee waivers, if any	.77%	.80%	.80%	.78%	.77%
Expenses net of all reductions	.77%	.80%	.80%	.78%	.77%
Net investment income (loss)	5.00%	5.17%	4.84%	4.66%	5.68%
Supplemental Data
Net assets, end of period (in millions)	$811	$755	$760	$658	$497
Portfolio turnover rateE	49%	46%	42%	41%	66%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, equity-debt classifications, partnerships, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$177,316
Gross unrealized depreciation	(84,130)
Net unrealized appreciation (depreciation)	$93,186
Tax Cost	$1,747,022

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,665
Net unrealized appreciation (depreciation) on securities and other investments	$93,186

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$82,955	$ 90,997

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $890,085 and $1,146,849, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,374	$4
Class M	-%	.25%	993	–
Class C	.75%	.25%	1,612	112
			$3,979	$116

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$18
Class M	6
Class C(a)	7
$31

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$855.16
Class M	592.15
Class C	267.17
Class I	1,218.16
	$2,932

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $22, including $1 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $35 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$24,253	$28,391
Class M	17,458	19,580
Class B	–	118
Class C	5,849	6,453
Class I	35,395	36,455
Total	$82,955	$90,997

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	7,810	9,360	$86,026	$94,401
Reinvestment of distributions	2,011	2,518	22,179	25,499
Shares redeemed	(21,570)	(16,751)	(238,752)	(168,555)
Net increase (decrease)	(11,749)	(4,873)	$(130,547)	$(48,655)
Class M
Shares sold	3,333	3,913	$36,927	$39,586
Reinvestment of distributions	1,459	1,744	16,192	17,764
Shares redeemed	(9,984)	(9,602)	(110,969)	(97,166)
Net increase (decrease)	(5,192)	(3,945)	$(57,850)	$(39,816)
Class B
Shares sold	–	19	$–	$187
Reinvestment of distributions	–	10	–	96
Shares redeemed	–	(540)	–	(5,385)
Net increase (decrease)	–	(511)	$–	$(5,102)
Class C
Shares sold	1,799	2,518	$19,762	$25,316
Reinvestment of distributions	463	522	5,095	5,276
Shares redeemed	(4,082)	(3,959)	(44,978)	(39,782)
Net increase (decrease)	(1,820)	(919)	$(20,121)	$(9,190)
Class I
Shares sold	28,270	23,291	$293,804	$220,365
Reinvestment of distributions	2,942	3,361	30,479	31,960
Shares redeemed	(31,537)	(28,260)	(325,354)	(267,568)
Net increase (decrease)	(325)	(1,608)	$(1,071)	$(15,243)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Litigation.

The Fund, and other entities managed by FMR or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. In September 2017, an opinion was issued in a trial intended to help determine the value of any remaining, unreleased collateral. Management is evaluating the impact of this ruling and the parties have agreed to mediation. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $5,769 received in 2009. The Fund is also incurring legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.00%
Actual		$1,000.00	$1,046.30	$5.16
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class M	.99%
Actual		$1,000.00	$1,046.20	$5.11
Hypothetical-C		$1,000.00	$1,020.21	$5.04
Class C	1.75%
Actual		$1,000.00	$1,042.40	$9.01
Hypothetical-C		$1,000.00	$1,016.38	$8.89
Class I	.76%
Actual		$1,000.00	$1,047.40	$3.92
Hypothetical-C		$1,000.00	$1,021.37	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $ 54,787,718 of distributions paid during the period January 1, 2017 to October 31, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor High Income Advantage Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class M (formerly Class T) ranked below the competitive median for 2016 and the total expense ratio of each of Class C and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the competitive median for 2016. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

HY-ANN-1217
1.538463.120

Fidelity Advisor® High Income Fund Class A, Class M (formerly Class T), Class C and Class I Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	3.70%	4.19%	5.49%
Class M (incl. 4.00% sales charge)	3.68%	4.14%	5.46%
Class C (incl. contingent deferred sales charge)	6.35%	4.25%	5.14%
Class I	8.39%	5.24%	6.15%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Fund - Class A on October 31, 2007, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$17,069	Fidelity Advisor® High Income Fund - Class A
$21,144	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 9.14% for the year ending October 31, 2017, as measured by The BofA Merrill Lynch℠ US High Yield Constrained Index. The asset class was generally supported by a resurgence in investor risk appetite, although the period began with one of very few interruptions to a steady uptrend. In November 2016, the energy-heavy high-yield market had its first negative month since January 2016 amid rising interest rates and a brief, sharp decline in oil prices. High-yield bonds bounced back strongly in December and maintained momentum into late July, rising along with other risk assets and supported by the view that the new administration’s agenda would be stimulative for the U.S. economy. Although heightened geopolitical risk and some industry-specific developments hampered high yield for a brief stretch in early August, the strongly favorable environment for risk assets in the first half of the period prevailed overall. Accordingly, lower-quality bonds within the index fared best for the full year, roughly doubling the return of higher-quality tiers. By industry, gains were broad-based, with metals/mining, chemicals, energy and steel boosted by firming commodities prices and the potential for increased infrastructure spending in the U.S. Notable laggards included food & drug retail and super retail.

Comments from Portfolio Manager Matthew Conti:  For the year, the fund's share classes (excluding sales charges, if applicable) posted gains in the range of roughly 7% to 8%, trailing its benchmark, The BofA Merrill Lynch℠ US High Yield Constrained Index. From a credit-quality perspective, our underweighting in bonds rated CCC detracted from relative results as bonds in this category notched some of the strongest returns within the asset class. At the industry level, choices within the "super retail" category hurt. The entire retail industry has struggled amid increased online competition. Our overweighted stake in J.C. Penney was no exception. Despite a ratings upgrade and a market-share gain in the appliance category, J.C. Penney's comparable-store sales remained roughly flat. Conversely, security selection among bonds rated B boosted relative performance the most. The fund also benefited from security selection in the telecommunications and gaming groups. In the former, our decision to avoid Frontier Communications proved our largest relative contributor, as this company faced difficult market conditions as more customers eschewed land-line telephones. On that same note, our overweighted stake in mobile carrier Sprint Nextel gained 20%. Lastly, a cash position of about 2%, on average, weighed on relative performance in an uptrending market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
CCO Holdings LLC/CCO Holdings Capital Corp.	2.7	2.0
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.8	1.8
APX Group, Inc.	1.5	2.0
Valeant Pharmaceuticals International, Inc.	1.5	1.2
TransDigm, Inc.	1.5	1.1
	9.0

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Energy	15.6	13.4
Telecommunications	8.3	11.4
Technology	7.3	7.7
Cable/Satellite TV	6.2	5.6
Healthcare	6.0	6.4

Quality Diversification (% of fund's net assets)

As of October 31, 2017
BBB	1.6%
BB	41.0%
B	42.4%
CCC,CC,C	8.5%
Not Rated	2.0%
Equities	0.3%
Short-Term Investments and Net Other Assets	4.2%

As of April 30, 2017
BBB	1.3%
BB	42.1%
B	42.8%
CCC,CC,C	9.6%
Not Rated	0.7%
Equities	0.4%
Short-Term Investments and Net Other Assets	3.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2017*
Nonconvertible Bonds	81.3%
Convertible Bonds, Preferred Stocks	0.2%
Common Stocks	0.1%
Bank Loan Obligations	10.3%
Other Investments	3.9%
Short-Term Investments and Net Other Assets (Liabilities)	4.2%

 * Foreign investments - 23.4%

As of April 30, 2017*
Nonconvertible Bonds	81.7%
Convertible Bonds, Preferred Stocks	0.2%
Common Stocks	0.2%
Bank Loan Obligations	10.3%
Other Investments	4.5%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%

 * Foreign investments - 28.9%

Investments October 31, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 81.3%
	Principal Amount	Value
Aerospace - 1.3%
DAE Funding LLC:
4% 8/1/20 (a)	$465,000	$471,975
4.5% 8/1/22 (a)	2,100,000	2,128,875
5% 8/1/24 (a)	1,895,000	1,935,269
TransDigm, Inc.:
6% 7/15/22	1,140,000	1,182,750
6.375% 6/15/26	800,000	814,000
6.5% 5/15/25	3,390,000	3,495,938

TOTAL AEROSPACE		10,028,807

Air Transportation - 2.4%
Air Canada 7.75% 4/15/21 (a)	615,000	702,638
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 3/15/20 (a)	1,635,000	1,671,788
Allegiant Travel Co. 5.5% 7/15/19	1,610,000	1,662,325
American Airlines Group, Inc.:
4.625% 3/1/20 (a)	840,000	867,300
5.5% 10/1/19 (a)	2,775,000	2,886,000
American Airlines, Inc. pass-thru trust certificates 5.625% 7/15/22 (a)	246,984	259,333
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	590,558	648,137
6.25% 4/11/20	1,237,401	1,310,099
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 2/10/24	698,166	795,909
U.S. Airways Group, Inc. 6.125% 6/1/18	1,180,000	1,203,600
U.S. Airways pass-thru certificates:
Series 2012-2C, 5.45% 6/3/18	2,215,000	2,250,883
Series 2013-1 Class B, 5.375% 11/15/21	377,814	400,955
United Air Lines, Inc. pass-thru trust certificates Class B, 7.336% 7/2/19	679,744	720,528
United Continental Holdings, Inc.:
4.25% 10/1/22	2,995,000	3,009,975
6% 12/1/20	615,000	667,275

TOTAL AIR TRANSPORTATION		19,056,745

Automotive & Auto Parts - 0.4%
American Tire Distributors, Inc. 10.25% 3/1/22 (a)	680,000	709,750
Delphi Jersey Holdings PLC 5% 10/1/25 (a)	865,000	871,488
ZF North America Capital, Inc. 4.75% 4/29/25 (a)	1,260,000	1,323,000

TOTAL AUTOMOTIVE & AUTO PARTS		2,904,238

Banks & Thrifts - 0.2%
Ally Financial, Inc. 4.25% 4/15/21	1,440,000	1,497,600
Broadcasting - 1.0%
AMC Networks, Inc.:
4.75% 12/15/22	650,000	667,063
4.75% 8/1/25	1,490,000	1,488,138
5% 4/1/24	1,150,000	1,171,563
Gray Television, Inc. 5.875% 7/15/26 (a)	665,000	681,625
Sirius XM Radio, Inc.:
3.875% 8/1/22 (a)	2,410,000	2,455,188
5% 8/1/27 (a)	1,570,000	1,583,738

TOTAL BROADCASTING		8,047,315

Building Materials - 1.1%
Building Materials Corp. of America 5% 2/15/27 (a)	1,625,000	1,693,575
CEMEX Finance LLC 6% 4/1/24 (a)	1,825,000	1,929,938
CEMEX S.A.B. de CV:
5.7% 1/11/25 (a)	770,000	810,425
7.75% 4/16/26 (a)	1,330,000	1,506,358
Eagle Materials, Inc. 4.5% 8/1/26	1,125,000	1,172,813
HD Supply, Inc. 5.75% 4/15/24 (a)	990,000	1,067,963
Summit Materials LLC/Summit Materials Finance Corp. 5.125% 6/1/25 (a)	350,000	354,375

TOTAL BUILDING MATERIALS		8,535,447

Cable/Satellite TV - 5.2%
Altice SA 7.75% 5/15/22 (a)	6,492,000	6,873,405
Altice U.S. Finance SA 5.5% 5/15/26 (a)	1,945,000	2,022,800
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	2,495,000	2,530,878
5% 2/1/28 (a)	4,545,000	4,510,913
5.125% 2/15/23	555,000	573,038
5.125% 5/1/23 (a)	1,880,000	1,959,900
5.125% 5/1/27 (a)	3,660,000	3,696,600
5.5% 5/1/26 (a)	3,445,000	3,531,125
5.75% 2/15/26 (a)	1,450,000	1,515,975
5.875% 4/1/24 (a)	1,945,000	2,071,425
5.875% 5/1/27 (a)	820,000	858,704
CSC Holdings, Inc. 5.5% 4/15/27 (a)	1,575,000	1,622,250
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5% 1/15/25 (a)	1,140,000	1,188,450
Virgin Media Secured Finance PLC:
5.5% 1/15/25 (a)	595,000	624,750
5.5% 8/15/26 (a)	1,610,000	1,684,463
Ziggo Bond Finance BV:
5.875% 1/15/25 (a)	1,210,000	1,244,788
6% 1/15/27 (a)	2,185,000	2,223,238
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	1,770,000	1,805,400

TOTAL CABLE/SATELLITE TV		40,538,102

Capital Goods - 0.5%
J.B. Poindexter & Co., Inc. 9% 4/1/22 (a)	3,615,000	3,782,194
Chemicals - 2.6%
CF Industries Holdings, Inc.:
3.4% 12/1/21 (a)	750,000	761,580
3.45% 6/1/23	745,000	735,688
4.5% 12/1/26 (a)	540,000	568,466
5.15% 3/15/34	115,000	114,713
Evolution Escrow Issuer LLC 7.5% 3/15/22 (a)	2,075,000	2,176,156
Kraton Polymers LLC/Kraton Polymers Capital Corp. 7% 4/15/25 (a)	2,045,000	2,208,600
NOVA Chemicals Corp.:
4.875% 6/1/24 (a)	1,520,000	1,548,500
5.25% 6/1/27 (a)	1,385,000	1,412,700
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	2,360,000	2,401,300
Olin Corp. 5.125% 9/15/27	2,240,000	2,354,800
TPC Group, Inc. 8.75% 12/15/20 (a)	1,285,000	1,256,088
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375% 9/1/25 (a)	1,830,000	1,926,075
Tronox Finance PLC 5.75% 10/1/25 (a)	360,000	375,750
Valvoline, Inc. 4.375% 8/15/25 (a)	1,515,000	1,530,150
Versum Materials, Inc. 5.5% 9/30/24 (a)	1,060,000	1,128,900

TOTAL CHEMICALS		20,499,466

Consumer Products - 0.1%
Edgewell Personal Care Co. 5.5% 6/15/25 (a)	480,000	504,000
Containers - 2.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.25% 9/15/22 (a)	1,200,000	1,236,000
4.625% 5/15/23 (a)	2,450,000	2,517,375
6% 2/15/25 (a)	3,715,000	3,942,544
7.25% 5/15/24 (a)	865,000	950,419
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	2,070,000	2,070,000
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (a)	925,000	987,438
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
3 month U.S. LIBOR + 3.500% 4.8592% 7/15/21 (a)(b)(c)	990,000	1,009,800
5.125% 7/15/23 (a)	2,030,000	2,113,433
5.75% 10/15/20	3,455,000	3,515,497
Silgan Holdings, Inc. 4.75% 3/15/25 (a)	1,085,000	1,114,838

TOTAL CONTAINERS		19,457,344

Diversified Financial Services - 4.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.625% 7/1/22	1,410,000	1,513,175
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (a)	1,135,000	1,232,894
FLY Leasing Ltd.:
5.25% 10/15/24	620,000	622,716
6.375% 10/15/21	785,000	819,344
6.75% 12/15/20	1,790,000	1,859,452
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	1,090,000	1,095,450
5.875% 2/1/22	4,260,000	4,401,134
6% 8/1/20	4,120,000	4,248,750
6.25% 2/1/22	3,645,000	3,809,025
6.75% 2/1/24	760,000	804,650
ILFC E-Capital Trust I 3 month U.S. LIBOR + 1.550% 4.36% 12/21/65 (a)(b)(c)	2,555,000	2,465,575
ILFC E-Capital Trust II 3 month U.S. LIBOR + 1.800% 4.61% 12/21/65 (a)(b)(c)	4,420,000	4,287,400
MSCI, Inc.:
4.75% 8/1/26 (a)	1,585,000	1,650,381
5.25% 11/15/24 (a)	1,855,000	1,961,663
Radiate Holdco LLC/Radiate Financial Service Ltd. 6.625% 2/15/25 (a)	790,000	776,175
SLM Corp. 5.5% 1/25/23	400,000	405,000

TOTAL DIVERSIFIED FINANCIAL SERVICES		31,952,784

Diversified Media - 0.5%
Block Communications, Inc. 6.875% 2/15/25 (a)	660,000	712,800
E.W. Scripps Co. 5.125% 5/15/25 (a)	260,000	267,150
MDC Partners, Inc. 6.5% 5/1/24 (a)	3,040,000	3,100,800

TOTAL DIVERSIFIED MEDIA		4,080,750

Energy - 15.1%
Antero Resources Corp.:
5% 3/1/25	2,920,000	2,963,800
5.125% 12/1/22	2,120,000	2,178,300
5.625% 6/1/23 (Reg. S)	690,000	722,775
Antero Resources Finance Corp. 5.375% 11/1/21	510,000	523,388
Calfrac Holdings LP 7.5% 12/1/20 (a)	1,340,000	1,313,200
California Resources Corp. 8% 12/15/22 (a)	2,025,000	1,336,500
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27 (a)	855,000	881,719
5.875% 3/31/25	2,070,000	2,240,775
7% 6/30/24	1,035,000	1,181,194
Chesapeake Energy Corp.:
4.875% 4/15/22	1,455,000	1,345,875
5.75% 3/15/23	2,205,000	2,012,063
6.125% 2/15/21	811,000	819,110
8% 12/15/22 (a)	2,313,000	2,488,649
8% 1/15/25 (a)	425,000	425,000
8% 6/15/27 (a)	1,325,000	1,277,797
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.07% 6/15/22 (a)(b)(c)	4,680,000	4,669,320
6.875% 6/15/25 (a)	1,465,000	1,549,238
Continental Resources, Inc.:
3.8% 6/1/24	1,610,000	1,563,713
4.5% 4/15/23	3,250,000	3,290,625
4.9% 6/1/44	510,000	474,938
Covey Park Energy LLC 7.5% 5/15/25 (a)	1,555,000	1,613,313
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.75% 4/1/25	1,355,000	1,390,569
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	3,840,000	3,945,600
Denbury Resources, Inc. 9% 5/15/21 (a)	1,590,000	1,554,225
Diamond Offshore Drilling, Inc. 7.875% 8/15/25	1,145,000	1,225,150
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (a)	3,960,000	4,103,550
Energy Transfer Equity LP 4.25% 3/15/23	1,515,000	1,541,528
Ensco PLC:
4.5% 10/1/24	1,755,000	1,439,100
5.2% 3/15/25	3,945,000	3,323,663
8% 1/31/24	1,541,000	1,525,590
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (a)	2,485,000	2,534,700
Exterran Energy Solutions LP 8.125% 5/1/25 (a)	780,000	820,950
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21	2,755,000	2,741,225
6% 10/1/22	965,000	958,969
Extraction Oil & Gas, Inc. 7.375% 5/15/24 (a)	1,090,000	1,160,850
Forum Energy Technologies, Inc. 6.25% 10/1/21	1,525,000	1,521,188
FTS International, Inc.:
3 month U.S. LIBOR + 7.500% 8.82% 6/15/20 (a)(b)(c)	620,000	633,175
6.25% 5/1/22	680,000	659,600
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	1,930,000	1,920,350
5.75% 10/1/25 (a)	1,470,000	1,504,913
Jonah Energy LLC 7.25% 10/15/25 (a)	1,075,000	1,075,000
Nabors Industries, Inc. 5.5% 1/15/23	3,897,000	3,716,764
Newfield Exploration Co. 5.375% 1/1/26	505,000	536,563
NextEra Energy Partners LP:
4.25% 9/15/24 (a)	525,000	530,250
4.5% 9/15/27 (a)	365,000	367,281
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% 3/1/25	350,000	331,625
NGPL PipeCo LLC:
4.375% 8/15/22 (a)	200,000	205,750
4.875% 8/15/27 (a)	200,000	207,000
Noble Holding International Ltd.:
4.625% 3/1/21	1,362,000	1,259,850
5.25% 3/15/42	765,000	485,775
7.7% 4/1/25 (b)	1,125,000	978,750
7.75% 1/15/24	3,090,000	2,765,550
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (a)	265,000	267,650
5.375% 1/15/25 (a)	460,000	466,900
PBF Logistics LP/PBF Logistics Finance, Inc.:
6.875% 5/15/23	1,650,000	1,707,750
6.875% 5/15/23 (a)	1,200,000	1,242,000
Precision Drilling Corp.:
5.25% 11/15/24	510,000	473,025
6.5% 12/15/21	490,000	494,900
7.75% 12/15/23	750,000	768,750
Range Resources Corp.:
4.875% 5/15/25	1,190,000	1,148,350
5% 3/15/23	3,845,000	3,806,473
Sabine Pass Liquefaction LLC 5.75% 5/15/24	1,225,000	1,372,105
SemGroup Corp. 7.25% 3/15/26 (a)	735,000	747,863
SESI LLC 7.75% 9/15/24 (a)	480,000	496,800
Southwestern Energy Co. 4.1% 3/15/22	240,000	235,800
Summit Midstream Holdings LLC 5.75% 4/15/25	1,285,000	1,310,700
Sunoco LP/Sunoco Finance Corp.:
5.5% 8/1/20	715,000	734,663
6.375% 4/1/23	1,375,000	1,460,938
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% 11/15/19	1,130,000	1,141,300
5% 1/15/28 (a)	2,020,000	2,025,050
5.125% 2/1/25	470,000	484,100
5.25% 5/1/23	265,000	272,619
5.375% 2/1/27	470,000	488,213
6.75% 3/15/24	2,005,000	2,160,388
TerraForm Power Operating LLC 6.375% 2/1/23 (a)(b)	1,895,000	1,985,013
The Williams Companies, Inc.:
3.7% 1/15/23	1,440,000	1,452,600
4.55% 6/24/24	1,920,000	2,006,400
Whiting Petroleum Corp.:
5% 3/15/19	1,010,000	1,018,838
5.75% 3/15/21	1,455,000	1,465,913
6.25% 4/1/23	340,000	339,150
WPX Energy, Inc.:
5.25% 9/15/24	2,780,000	2,790,425
6% 1/15/22	970,000	1,010,013
7.5% 8/1/20	677,000	734,545

TOTAL ENERGY		117,945,579

Entertainment/Film - 0.4%
AMC Entertainment Holdings, Inc. 5.875% 11/15/26	610,000	595,513
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.625% 2/15/24	490,000	515,725
5.875% 3/15/25	220,000	233,063
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	1,697,162	1,697,162

TOTAL ENTERTAINMENT/FILM		3,041,463

Environmental - 0.4%
CD&R Waterworks Merger Sub LLC 6.125% 8/15/25 (a)	315,000	318,938
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	2,683,000	2,807,089

TOTAL ENVIRONMENTAL		3,126,027

Food & Drug Retail - 0.7%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25	1,700,000	1,496,000
6.625% 6/15/24	865,000	813,100
Albertsons, Inc.:
6.625% 6/1/28	275,000	211,063
7.45% 8/1/29	250,000	206,875
7.75% 6/15/26	295,000	258,678
8% 5/1/31	1,570,000	1,363,938
8.7% 5/1/30	220,000	195,250
FAGE International SA/FAGE U.S.A. Dairy Industry, Inc. 5.625% 8/15/26 (a)	355,000	364,652
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (a)	1,120,000	672,000

TOTAL FOOD & DRUG RETAIL		5,581,556

Food/Beverage/Tobacco - 1.8%
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	1,310,000	1,270,700
Cott Holdings, Inc. 5.5% 4/1/25 (a)	775,000	799,219
ESAL GmbH 6.25% 2/5/23 (a)	1,755,000	1,689,188
JBS Investments GmbH 7.75% 10/28/20 (a)	445,000	454,123
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (a)	1,525,000	1,593,625
4.875% 11/1/26 (a)	610,000	641,263
Minerva Luxembourg SA 6.5% 9/20/26 (a)	1,705,000	1,768,085
Post Holdings, Inc.:
5% 8/15/26 (a)	1,280,000	1,286,400
5.75% 3/1/27 (a)	1,070,000	1,111,463
Vector Group Ltd. 6.125% 2/1/25 (a)	2,960,000	3,071,000

TOTAL FOOD/BEVERAGE/TOBACCO		13,685,066

Gaming - 2.3%
CRC Escrow Issuer LLC/CRC Finance LLC 5.25% 10/15/25 (a)	2,295,000	2,310,032
Eldorado Resorts, Inc. 6% 4/1/25	605,000	638,275
MCE Finance Ltd. 4.875% 6/6/25 (a)	315,000	317,870
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	3,135,000	3,146,756
4.5% 1/15/28 (a)	580,000	578,550
Scientific Games Corp.:
5% 10/15/25 (a)	230,000	233,450
6.625% 5/15/21	4,020,000	4,155,675
7% 1/1/22 (a)	425,000	449,438
Station Casinos LLC 5% 10/1/25 (a)	1,675,000	1,677,094
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (a)	1,905,000	1,945,481
Wynn Macau Ltd.:
4.875% 10/1/24 (a)	575,000	584,373
5.5% 10/1/27 (a)	1,735,000	1,757,937

TOTAL GAMING		17,794,931

Healthcare - 6.0%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (a)	1,175,000	1,195,563
Catalent Pharma Solutions 4.875% 1/15/26 (a)	1,010,000	1,025,150
Community Health Systems, Inc.:
5.125% 8/1/21	1,680,000	1,633,800
6.25% 3/31/23	1,840,000	1,771,000
6.875% 2/1/22	6,205,000	4,490,869
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	1,750,000	1,798,125
HCA Holdings, Inc.:
4.5% 2/15/27	2,615,000	2,637,881
5% 3/15/24	1,915,000	2,017,931
5.25% 6/15/26	2,175,000	2,313,656
HealthSouth Corp.:
5.125% 3/15/23	1,535,000	1,565,700
5.75% 9/15/25	1,265,000	1,304,531
Kindred Healthcare, Inc.:
8% 1/15/20	1,090,000	1,100,900
8.75% 1/15/23	610,000	594,750
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	875,000	899,063
5.25% 8/1/26	1,840,000	1,915,771
6.375% 3/1/24	895,000	967,719
Ortho-Clinical Diagnostics, Inc. 6.625% 5/15/22 (a)	560,000	560,700
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	505,000	521,413
5.5% 2/1/21	815,000	840,469
Teleflex, Inc. 4.875% 6/1/26	2,024,000	2,125,200
Tenet Healthcare Corp.:
4.375% 10/1/21	1,465,000	1,459,873
4.625% 7/15/24 (a)	1,015,000	998,506
THC Escrow Corp. III 5.125% 5/1/25 (a)	685,000	667,019
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (a)	2,960,000	2,911,900
5.5% 11/1/25 (a)	735,000	751,538
5.625% 12/1/21 (a)	820,000	747,225
5.875% 5/15/23 (a)	2,380,000	2,011,100
6.125% 4/15/25 (a)	4,085,000	3,431,400
6.5% 3/15/22 (a)	1,310,000	1,388,600
VPI Escrow Corp. 6.375% 10/15/20 (a)	453,000	450,169
Wellcare Health Plans, Inc. 5.25% 4/1/25	520,000	547,300

TOTAL HEALTHCARE		46,644,821

Homebuilders/Real Estate - 3.2%
Beazer Homes U.S.A., Inc. 5.875% 10/15/27 (a)	1,470,000	1,468,163
CalAtlantic Group, Inc.:
5% 6/15/27	1,520,000	1,597,900
5.25% 6/1/26	1,685,000	1,794,525
5.875% 11/15/24	640,000	712,400
Howard Hughes Corp. 5.375% 3/15/25 (a)	1,410,000	1,448,775
Lennar Corp. 4.125% 1/15/22	1,125,000	1,164,375
M.D.C. Holdings, Inc. 6% 1/15/43	505,000	483,260
M/I Homes, Inc.:
5.625% 8/1/25	415,000	421,744
6.75% 1/15/21	1,850,000	1,924,000
Mattamy Group Corp.:
6.5% 10/1/25 (a)	690,000	719,325
6.875% 12/15/23 (a)	1,760,000	1,848,000
PulteGroup, Inc. 5% 1/15/27	1,035,000	1,086,750
Starwood Property Trust, Inc. 5% 12/15/21	1,565,000	1,639,338
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (a)	1,075,000	1,097,833
5.875% 4/15/23 (a)	760,000	813,671
Toll Brothers Finance Corp. 4.875% 3/15/27	2,538,000	2,658,555
TRI Pointe Homes, Inc. 5.25% 6/1/27	1,120,000	1,145,200
VEREIT Operating Partnership LP:
4.125% 6/1/21	690,000	720,852
4.875% 6/1/26	690,000	736,976
William Lyon Homes, Inc. 7% 8/15/22	1,395,000	1,447,313

TOTAL HOMEBUILDERS/REAL ESTATE		24,928,955

Hotels - 0.6%
Hilton Escrow Issuer LLC 4.25% 9/1/24	2,845,000	2,905,456
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25	990,000	1,020,938
4.875% 4/1/27	585,000	614,250

TOTAL HOTELS		4,540,644

Insurance - 0.3%
USIS Merger Sub, Inc. 6.875% 5/1/25 (a)	2,195,000	2,277,313
Leisure - 0.7%
Carlson Travel, Inc. 9.5% 12/15/24 (a)	1,320,000	1,237,500
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125% 12/1/24 (a)	540,000	592,650
Silversea Cruises 7.25% 2/1/25 (a)	560,000	600,600
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	590,000	618,763
7.25% 11/30/21 (a)	1,335,000	1,428,584
Viking Cruises Ltd. 5.875% 9/15/27 (a)	760,000	765,700

TOTAL LEISURE		5,243,797

Metals/Mining - 2.5%
First Quantum Minerals Ltd.:
7% 2/15/21 (a)	1,485,000	1,540,688
7.25% 5/15/22 (a)	809,000	845,405
7.25% 4/1/23 (a)	2,120,000	2,241,900
7.5% 4/1/25 (a)	1,315,000	1,392,256
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (a)	545,000	555,900
5.125% 5/15/24 (a)	1,545,000	1,589,419
Freeport-McMoRan, Inc.:
3.55% 3/1/22	4,635,000	4,588,650
3.875% 3/15/23	575,000	565,656
4.55% 11/14/24	3,145,000	3,138,741
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.5% 6/15/25 (a)	2,795,000	2,927,763

TOTAL METALS/MINING		19,386,378

Publishing/Printing - 0.7%
Clear Channel International BV 8.75% 12/15/20 (a)	210,000	220,500
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (a)(b)	3,465,000	3,460,669
Multi-Color Corp. 4.875% 11/1/25 (a)	1,825,000	1,843,250

TOTAL PUBLISHING/PRINTING		5,524,419

Restaurants - 1.2%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (a)	2,025,000	2,039,580
5% 10/15/25 (a)	1,830,000	1,864,313
5% 10/15/25 (a)	1,475,000	1,502,656
Golden Nugget, Inc. 6.75% 10/15/24 (a)	1,820,000	1,851,850
KFC Holding Co./Pizza Hut Holding LLC 4.75% 6/1/27 (a)	630,000	646,538
Yum! Brands, Inc. 5.35% 11/1/43	1,260,000	1,192,275

TOTAL RESTAURANTS		9,097,212

Services - 3.2%
APX Group, Inc.:
6.375% 12/1/19	2,976,000	3,028,080
7.625% 9/1/23	1,125,000	1,184,063
8.75% 12/1/20	7,465,000	7,651,625
Aramark Services, Inc. 4.75% 6/1/26	3,135,000	3,279,147
Ashtead Capital, Inc.:
4.125% 8/15/25 (a)	590,000	594,425
4.375% 8/15/27 (a)	620,000	627,750
Avantor, Inc.:
6% 10/1/24 (a)	1,140,000	1,162,800
9% 10/1/25 (a)	2,070,000	2,090,866
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (a)	1,525,000	1,612,688
CDK Global, Inc. 4.875% 6/1/27 (a)	715,000	745,388
Laureate Education, Inc. 8.25% 5/1/25 (a)	1,860,000	2,001,825
Prime Security One MS, Inc. 4.875% 7/15/32 (a)	985,000	932,056

TOTAL SERVICES		24,910,713

Steel - 1.3%
Big River Steel LLC/BRS Finance Corp. 7.25% 9/1/25 (a)	625,000	670,313
Cliffs Natural Resources, Inc. 5.75% 3/1/25 (a)	1,860,000	1,801,875
Commercial Metals Co. 5.375% 7/15/27	2,560,000	2,643,200
Steel Dynamics, Inc.:
4.125% 9/15/25 (a)	1,650,000	1,654,125
5.125% 10/1/21	3,155,000	3,237,819

TOTAL STEEL		10,007,332

Super Retail - 1.2%
Argos Merger Sub, Inc. 7.125% 3/15/23 (a)	820,000	625,250
JC Penney Corp., Inc.:
5.65% 6/1/20	2,316,000	2,032,290
7.4% 4/1/37	3,940,000	2,403,400
Netflix, Inc.:
4.375% 11/15/26 (a)	2,245,000	2,201,503
4.875% 4/15/28 (a)	1,825,000	1,813,959

TOTAL SUPER RETAIL		9,076,402

Technology - 5.3%
Ceridian HCM Holding, Inc. 11% 3/15/21 (a)	175,000	184,844
EMC Corp. 2.65% 6/1/20	2,465,000	2,435,502
Gartner, Inc. 5.125% 4/1/25 (a)	525,000	555,188
Greeneden U.S. Holdings II LLC 10% 11/30/24 (a)	1,165,000	1,314,994
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (a)	2,075,000	2,185,234
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (a)	545,000	573,613
Micron Technology, Inc.:
5.25% 8/1/23 (a)	540,000	565,164
5.25% 1/15/24 (a)	1,045,000	1,098,556
5.5% 2/1/25	735,000	780,938
5.625% 1/15/26 (a)	1,140,000	1,211,250
Nuance Communications, Inc. 5.375% 8/15/20 (a)	1,566,000	1,587,141
NXP BV/NXP Funding LLC:
3.875% 9/1/22 (a)	2,515,000	2,612,456
4.125% 6/1/21 (a)	4,930,000	5,151,850
4.625% 6/1/23 (a)	2,270,000	2,445,925
Open Text Corp. 5.875% 6/1/26 (a)	4,285,000	4,643,869
Qorvo, Inc. 6.75% 12/1/23	2,735,000	2,960,638
Sensata Technologies BV 5% 10/1/25 (a)	3,030,000	3,211,800
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	465,000	509,175
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	2,455,000	2,798,700
Symantec Corp. 5% 4/15/25 (a)	1,740,000	1,818,300
Tempo Acquisition LLC / Tempo 6.75% 6/1/25 (a)	735,000	744,188
TTM Technologies, Inc. 5.625% 10/1/25 (a)	265,000	270,300
VeriSign, Inc.:
4.75% 7/15/27	770,000	793,100
5.25% 4/1/25	1,035,000	1,122,975

TOTAL TECHNOLOGY		41,575,700

Telecommunications - 6.7%
Altice Financing SA:
6.5% 1/15/22 (a)	390,000	403,650
6.625% 2/15/23 (a)	2,410,000	2,540,381
7.5% 5/15/26 (a)	1,160,000	1,271,650
Altice Finco SA 7.625% 2/15/25 (a)	925,000	991,045
Equinix, Inc. 5.375% 5/15/27	645,000	690,956
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc. 12.5% 7/1/22 (a)	2,255,000	2,556,606
Inmarsat Finance PLC 4.875% 5/15/22 (a)	845,000	862,069
Sable International Finance Ltd. 6.875% 8/1/22 (a)	1,950,000	2,091,375
SBA Communications Corp. 4.875% 9/1/24	850,000	873,375
SFR Group SA:
6% 5/15/22 (a)	2,475,000	2,580,188
6.25% 5/15/24 (a)	490,000	513,275
Sprint Capital Corp. 6.875% 11/15/28	4,610,000	4,918,294
Sprint Communications, Inc. 6% 11/15/22	4,510,000	4,735,500
Sprint Corp.:
7.25% 9/15/21	4,115,000	4,485,350
7.625% 2/15/25	1,525,000	1,671,781
7.875% 9/15/23	2,345,000	2,620,538
T-Mobile U.S.A., Inc.:
4% 4/15/22	1,955,000	2,022,203
5.125% 4/15/25	1,505,000	1,576,036
6% 3/1/23	1,500,000	1,580,625
6.375% 3/1/25	1,140,000	1,231,200
6.625% 4/1/23	30,000	31,500
Telecom Italia Capital SA:
6% 9/30/34	840,000	941,077
6.375% 11/15/33	1,115,000	1,293,400
Telesat Canada/Telesat LLC 8.875% 11/15/24 (a)	1,470,000	1,646,400
Wind Acquisition Finance SA 7.375% 4/23/21 (a)	1,780,000	1,849,064
Wind Tre SpA 5% 1/20/26 (a)	2,710,000	2,727,582
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (a)	2,370,000	2,497,388
6.375% 5/15/25	1,200,000	1,291,632

TOTAL TELECOMMUNICATIONS		52,494,140

Transportation Ex Air/Rail - 0.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	4,950,000	4,356,000
Navios Maritime Holdings, Inc. 7.375% 1/15/22 (a)	615,000	504,300

TOTAL TRANSPORTATION EX AIR/RAIL		4,860,300

Utilities - 5.2%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	5,080,000	5,608,320
DPL, Inc. 6.75% 10/1/19	2,675,000	2,815,438
Dynegy, Inc.:
5.875% 6/1/23	1,315,000	1,357,738
7.625% 11/1/24	2,715,000	2,966,138
8.125% 1/30/26 (a)	1,220,000	1,354,200
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	3,400,000	3,476,500
7% 6/15/23	4,325,000	4,389,875
InterGen NV 7% 6/30/23 (a)	1,430,000	1,387,100
NRG Energy, Inc.:
6.25% 5/1/24	490,000	520,625
6.625% 1/15/27	1,795,000	1,911,675
NRG Yield Operating LLC 5% 9/15/26	1,540,000	1,586,200
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	7,981,095	8,669,419
The AES Corp.:
4.875% 5/15/23	2,590,000	2,648,275
5.125% 9/1/27	630,000	646,695
6% 5/15/26	1,500,000	1,616,250

TOTAL UTILITIES		40,954,448

TOTAL NONCONVERTIBLE BONDS
(Cost $610,894,573)		633,581,988
	Shares	Value

Common Stocks - 0.1%
Energy - 0.1%
Forbes Energy Services Ltd.	47,062	616,512
Southwestern Energy Co. (d)	44,095	244,727

TOTAL ENERGY		861,239

Telecommunications - 0.0%
CUI Acquisition Corp. Class E (d)(e)	1	23,749
TOTAL COMMON STOCKS
(Cost $3,485,627)		884,988

Convertible Preferred Stocks - 0.2%
Energy - 0.2%
Southwestern Energy Co. Series B 6.25%
(Cost $1,817,294)	102,500	1,303,677
	Principal Amount	Value

Bank Loan Obligations - 10.3%
Aerospace - 0.8%
TransDigm, Inc.:
Tranche D, term loan 3 month U.S. LIBOR + 3.000% 4.3273% 6/4/21 (b)(c)	948,150	953,782
Tranche F, term loan 3 month U.S. LIBOR + 3.000% 4.274% 6/9/23 (b)(c)	3,455,871	3,469,279
Tranche G, term loan 3 month U.S. LIBOR + 3.000% 4.2623% 8/22/24 (b)(c)	1,481,288	1,487,998

TOTAL AEROSPACE		5,911,059

Air Transportation - 0.4%
American Airlines, Inc.:
Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.2378% 10/10/21 (b)(c)	1,655,859	1,658,392
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7389% 12/14/23 (b)(c)	1,685,000	1,688,977

TOTAL AIR TRANSPORTATION		3,347,369

Broadcasting - 0.4%
ION Media Networks, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.25% 12/18/20 (b)(c)	800,000	805,000
Nielsen Finance LLC Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.000% 3.2378% 10/4/23 (b)(c)	1,987,712	1,993,615

TOTAL BROADCASTING		2,798,615

Cable/Satellite TV - 1.0%
Numericable LLC Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.000% 4.3491% 1/1/26 (b)(c)	1,335,000	1,335,307
Unitymedia Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4889% 9/30/25 (b)(c)	1,645,000	1,643,602
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.4867% 8/19/23 (b)(c)	2,215,000	2,217,769
Zayo Group LLC term loan 3 month U.S. LIBOR + 2.000% 3.2389% 1/19/21 (b)(c)	741,275	742,780
Ziggo Secured Finance Partnership Tranche E, term loan 3 month U.S. LIBOR + 2.500% 3.7389% 4/15/25 (b)(c)	1,750,000	1,753,833

TOTAL CABLE/SATELLITE TV		7,693,291

Chemicals - 0.0%
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3231% 9/22/24 (b)(c)	92,209	92,940
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3283% 9/22/24 (b)(c)	212,791	214,476

TOTAL CHEMICALS		307,416

Containers - 0.3%
Reynolds Group Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.985% 2/5/23 (b)(c)	2,687,901	2,703,007
Diversified Financial Services - 0.2%
Bcp Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.3801% 9/20/24 (b)(c)	190,000	192,079
IBC Capital U.S. LLC:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8.3172% 9/11/22 (b)(c)	925,000	874,125
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.0672% 9/11/21 (b)(c)	229,125	229,125

TOTAL DIVERSIFIED FINANCIAL SERVICES		1,295,329

Energy - 0.2%
Chesapeake Energy Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.8144% 8/23/21 (b)(c)	1,160,000	1,243,137
Forbes Energy Services LLC Tranche B, term loan 12% 4/13/21 (b)(e)	463,329	466,804

TOTAL ENERGY		1,709,941

Entertainment/Film - 0.2%
AMC Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4889% 12/15/22 (b)(c)	1,196,947	1,196,671
Environmental - 0.1%
Hd Supply Waterworks Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.455% 8/1/24 (b)(c)	615,000	618,844
Food & Drug Retail - 0.4%
Albertson's LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3172% 6/22/23 (b)(c)	348,726	337,539
JBS USA Lux SA Tranche B, term loan LIBOR (US)(3 MO) RATE + 2.500% 3.7389% 10/30/22 (b)(c)	1,606,925	1,571,782
Pizza Hut Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.2367% 6/16/23 (b)(c)	1,278,575	1,286,246

TOTAL FOOD & DRUG RETAIL		3,195,567

Food/Beverage/Tobacco - 0.1%
Chobani LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7378% 10/7/23 (b)(c)	80,000	80,934
Post Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4923% 5/24/24 (b)(c)	339,150	340,785

TOTAL FOOD/BEVERAGE/TOBACCO		421,719

Gaming - 0.6%
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 4/18/24 (b)(c)	1,271,813	1,277,065
Golden Entertainment, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 4.24% 10/20/24 (b)(c)	2,005,000	2,005,842
3 month U.S. LIBOR + 7.000% 10/20/25 (b)(c)(f)	670,000	675,025
Scientific Games Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.5159% 8/14/24 (b)(c)	540,000	545,999

TOTAL GAMING		4,503,931

Healthcare - 0.0%
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.99% 4/1/22 (b)(c)	230,828	235,878
Insurance - 0.2%
USI, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5/16/24 (b)(c)(f)	1,340,000	1,338,325
3 month U.S. LIBOR + 3.000% 4.3142% 5/16/24 (b)(c)	220,000	220,458

TOTAL INSURANCE		1,558,783

Publishing/Printing - 0.1%
Springer Science+Business Media Deutschland GmbH:
Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 8/15/22 (b)(c)(f)	30,000	30,075
Tranche B 9LN, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 8/14/20 (b)(c)	842,889	845,873

TOTAL PUBLISHING/PRINTING		875,948

Restaurants - 0.2%
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.5276% 2/17/24 (b)(c)	1,876,731	1,878,608
Services - 0.7%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.5669% 6/13/25 (b)(c)	85,000	84,174
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.8169% 6/13/24 (b)(c)	390,000	388,424
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.6149% 6/21/24 (b)(c)	2,209,463	2,222,962
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 4/7/21 (b)(c)	2,369,626	2,376,285

TOTAL SERVICES		5,071,845

Super Retail - 0.6%
JC Penney Corp., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.5678% 6/23/23 (b)(c)	1,606,876	1,470,741
PetSmart, Inc. term loan 3 month U.S. LIBOR + 3.000% 4.24% 3/11/22 (b)(c)	1,016,751	867,126
Red Ventures LLC:
Tranche 2LN, term loan 3 month U.S. LIBOR + 8.000% 10/18/25 (b)(c)(f)	670,000	668,325
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 10/18/24 (b)(c)(f)	2,005,000	1,991,627

TOTAL SUPER RETAIL		4,997,819

Technology - 2.0%
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 3.500% 4.7389% 9/15/20 (b)(c)	1,500,863	1,500,863
EIG Investors Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.3178% 2/9/23 (b)(c)	1,579,494	1,595,952
Epicor Software Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5% 6/1/22 (b)(c)	1,299,378	1,306,148
Go Daddy Operating Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 2/15/24 (b)(c)	2,112,424	2,122,986
Kronos, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.8114% 11/1/23 (b)(c)	2,813,773	2,832,569
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 5.5% 1/20/24 (b)(c)	837,292	816,360
3 month U.S. LIBOR + 9.000% 10.25% 1/20/25 (b)(c)	550,000	532,472
Rackspace Hosting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3106% 11/3/23 (b)(c)	1,495,240	1,494,313
Uber Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.2379% 7/13/23 (b)(c)	3,207,600	3,227,648

TOTAL TECHNOLOGY		15,429,311

Telecommunications - 1.6%
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 1/5/26 (b)(c)(f)	1,365,000	1,365,000
3 month U.S. LIBOR + 2.750% 4.1092% 7/15/25 (b)(c)	666,650	666,370
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.4889% 2/22/24 (b)(c)	1,570,000	1,575,322
LTS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 6.5% 4/11/20 (b)(c)	656,169	657,403
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2423% 2/1/24 (b)(c)	2,089,500	2,065,408
Sable International Finance Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.7423% 1/31/25 (b)(c)	195,000	195,700
Securus Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 5.7421% 6/15/24 (b)(c)	2,215,000	2,240,849
3 month U.S. LIBOR + 8.250% 6/15/25 (b)(c)(f)	740,000	744,936
SFR Group SA Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 4.1301% 7/31/25 (b)(c)	1,999,950	1,995,670
Sprint Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.75% 2/3/24 (b)(c)	577,100	579,022
Telesat LLC Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.000% 4.32% 11/17/23 (b)(c)	49,625	49,889

TOTAL TELECOMMUNICATIONS		12,135,569

Transportation Ex Air/Rail - 0.0%
International Seaways Operating Corp. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.74% 6/22/22 (b)(c)	319,844	321,443
Utilities - 0.2%
Calpine Corp. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3% 11/30/17 (b)(c)	157,500	157,500
The AES Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.3172% 5/24/22 (b)(c)	1,631,800	1,634,525

TOTAL UTILITIES		1,792,025

TOTAL BANK LOAN OBLIGATIONS
(Cost $79,709,075)		79,999,988

Preferred Securities - 3.9%
Banks & Thrifts - 3.9%
Bank of America Corp.:
6.25% (b)(g)	1,600,000	1,797,746
6.5% (b)(g)	635,000	727,302
Barclays Bank PLC 7.625% 11/21/22	4,695,000	5,552,915
Barclays PLC:
6.625% (b)(g)	2,935,000	3,092,182
8.25% (b)(g)	1,125,000	1,207,769
Citigroup, Inc.:
5.875% (b)(g)	785,000	826,276
5.95% (b)(g)	1,135,000	1,211,943
5.95% (b)(g)	1,235,000	1,385,172
Credit Agricole SA:
6.625% (a)(b)(g)	5,265,000	5,572,203
7.875% (a)(b)(g)	1,480,000	1,697,838
Goldman Sachs Group, Inc. 5% (b)(g)(h)	2,930,000	2,933,760
JPMorgan Chase & Co. 5.3% (b)(g)	590,000	635,961
Royal Bank of Scotland Group PLC:
7.5% (b)(g)	2,040,000	2,199,311
8.625% (b)(g)	1,415,000	1,613,075
TOTAL PREFERRED SECURITIES
(Cost $27,775,521)		30,453,453
	Shares	Value

Money Market Funds - 5.5%
Fidelity Cash Central Fund, 1.10% (i)
(Cost $43,136,987)	43,128,646	43,137,272
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $766,819,077)		789,361,366
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(9,802,743)
NET ASSETS - 100%		$779,558,623

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $340,253,484 or 43.6% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Non-income producing

 (e) Level 3 security

 (f) The coupon rate will be determined upon settlement of the loan after period end.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$211,715
Total	$211,715

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$2,164,916	$861,239	$1,303,677	$--
Telecommunication Services	23,749	--	--	23,749
Corporate Bonds	633,581,988	--	633,581,988	--
Bank Loan Obligations	79,999,988	--	79,533,184	466,804
Preferred Securities	30,453,453	--	30,453,453	--
Money Market Funds	43,137,272	43,137,272	--	--
Total Investments in Securities:	$789,361,366	$43,998,511	$744,872,302	$490,553

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.6%
Canada	5.7%
Luxembourg	3.9%
Netherlands	3.3%
United Kingdom	3.0%
France	1.5%
Cayman Islands	1.3%
Ireland	1.3%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $723,682,090)	$746,224,094
Fidelity Central Funds (cost $43,136,987)	43,137,272
Total Investment in Securities (cost $766,819,077)		$789,361,366
Cash		586,097
Receivable for investments sold		6,190,023
Receivable for fund shares sold		587,961
Interest receivable		10,347,199
Distributions receivable from Fidelity Central Funds		30,842
Prepaid expenses		1,748
Total assets		807,105,236
Liabilities
Payable for investments purchased
Regular delivery	$20,463,679
Delayed delivery	2,235,000
Payable for fund shares redeemed	3,993,274
Distributions payable	175,214
Accrued management fee	359,450
Distribution and service plan fees payable	127,257
Other affiliated payables	133,520
Other payables and accrued expenses	59,219
Total liabilities		27,546,613
Net Assets		$779,558,623
Net Assets consist of:
Paid in capital		$786,070,187
Undistributed net investment income		5,907,159
Accumulated undistributed net realized gain (loss) on investments		(34,961,012)
Net unrealized appreciation (depreciation) on investments		22,542,289
Net Assets		$779,558,623
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($191,743,524 ÷ 24,055,518 shares)		$7.97
Maximum offering price per share (100/96.00 of $7.97)		$8.30
Class M:
Net Asset Value and redemption price per share ($61,488,044 ÷ 7,730,217 shares)		$7.95
Maximum offering price per share (100/96.00 of $7.95)		$8.28
Class C:
Net Asset Value and offering price per share ($88,685,682 ÷ 11,160,013 shares)(a)		$7.95
Class I:
Net Asset Value, offering price and redemption price per share ($437,641,373 ÷ 54,806,592 shares)		$7.99

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$2,660,043
Interest		44,601,178
Income from Fidelity Central Funds		211,715
Total income		47,472,936
Expenses
Management fee	$4,357,400
Transfer agent fees	1,352,668
Distribution and service plan fees	1,619,868
Accounting fees and expenses	291,836
Custodian fees and expenses	19,665
Independent trustees' fees and expenses	3,126
Registration fees	89,470
Audit	75,829
Legal	4,100
Miscellaneous	6,870
Total expenses before reductions	7,820,832
Expense reductions	(11,059)	7,809,773
Net investment income (loss)		39,663,163
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,445,307
Fidelity Central Funds	2,037
Total net realized gain (loss)		13,447,344
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	7,860,749
Fidelity Central Funds	(5,263)
Total change in net unrealized appreciation (depreciation)		7,855,486
Net gain (loss)		21,302,830
Net increase (decrease) in net assets resulting from operations		$60,965,993

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$39,663,163	$44,954,717
Net realized gain (loss)	13,447,344	(34,377,068)
Change in net unrealized appreciation (depreciation)	7,855,486	46,532,275
Net increase (decrease) in net assets resulting from operations	60,965,993	57,109,924
Distributions to shareholders from net investment income	(36,726,255)	(41,784,482)
Share transactions - net increase (decrease)	(69,327,170)	39,446,842
Redemption fees	78,490	201,553
Total increase (decrease) in net assets	(45,008,942)	54,973,837
Net Assets
Beginning of period	824,567,565	769,593,728
End of period	$779,558,623	$824,567,565
Other Information
Undistributed net investment income end of period	$5,907,159	$3,588,662

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor High Income Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.73	$7.61	$8.33	$8.77	$8.73
Income from Investment Operations
Net investment income (loss)A	.399	.421	.430	.432	.473
Net realized and unrealized gain (loss)	.208	.089	(.523)	(.058)	.117
Total from investment operations	.607	.510	(.093)	.374	.590
Distributions from net investment income	(.368)	(.392)	(.424)	(.429)	(.457)
Distributions from net realized gain	–	–	(.204)	(.386)	(.094)
Total distributions	(.368)	(.392)	(.628)	(.815)	(.551)
Redemption fees added to paid in capitalA	.001	.002	.001	.001	.001
Net asset value, end of period	$7.97	$7.73	$7.61	$8.33	$8.77
Total ReturnB,C	8.02%	7.09%	(1.13)%	4.51%	6.99%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.03%	1.04%	1.03%	1.03%	1.03%
Expenses net of fee waivers, if any	1.03%	1.04%	1.03%	1.03%	1.03%
Expenses net of all reductions	1.03%	1.04%	1.03%	1.03%	1.03%
Net investment income (loss)	5.06%	5.68%	5.45%	5.09%	5.40%
Supplemental Data
Net assets, end of period (000 omitted)	$191,744	$223,620	$227,596	$243,987	$280,769
Portfolio turnover rateF	63%	61%	60%	79%	76%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.71	$7.59	$8.31	$8.76	$8.72
Income from Investment Operations
Net investment income (loss)A	.395	.418	.428	.429	.469
Net realized and unrealized gain (loss)	.209	.089	(.524)	(.067)	.119
Total from investment operations	.604	.507	(.096)	.362	.588
Distributions from net investment income	(.365)	(.389)	(.421)	(.427)	(.455)
Distributions from net realized gain	–	–	(.204)	(.386)	(.094)
Total distributions	(.365)	(.389)	(.625)	(.813)	(.549)
Redemption fees added to paid in capitalA	.001	.002	.001	.001	.001
Net asset value, end of period	$7.95	$7.71	$7.59	$8.31	$8.76
Total ReturnB,C	8.00%	7.06%	(1.16)%	4.38%	6.97%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.06%	1.06%	1.05%	1.05%	1.05%
Expenses net of fee waivers, if any	1.05%	1.06%	1.05%	1.05%	1.05%
Expenses net of all reductions	1.05%	1.06%	1.05%	1.05%	1.05%
Net investment income (loss)	5.03%	5.65%	5.43%	5.07%	5.38%
Supplemental Data
Net assets, end of period (000 omitted)	$61,488	$70,205	$79,379	$86,166	$90,901
Portfolio turnover rateF	63%	61%	60%	79%	76%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.70	$7.59	$8.30	$8.75	$8.71
Income from Investment Operations
Net investment income (loss)A	.337	.363	.370	.365	.405
Net realized and unrealized gain (loss)	.219	.079	(.515)	(.066)	.119
Total from investment operations	.556	.442	(.145)	.299	.524
Distributions from net investment income	(.307)	(.334)	(.362)	(.364)	(.391)
Distributions from net realized gain	–	–	(.204)	(.386)	(.094)
Total distributions	(.307)	(.334)	(.566)	(.750)	(.485)
Redemption fees added to paid in capitalA	.001	.002	.001	.001	.001
Net asset value, end of period	$7.95	$7.70	$7.59	$8.30	$8.75
Total ReturnB,C	7.35%	6.14%	(1.78)%	3.60%	6.20%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.79%	1.80%	1.80%	1.80%	1.79%
Expenses net of fee waivers, if any	1.79%	1.80%	1.80%	1.80%	1.79%
Expenses net of all reductions	1.79%	1.80%	1.80%	1.80%	1.79%
Net investment income (loss)	4.29%	4.91%	4.68%	4.32%	4.64%
Supplemental Data
Net assets, end of period (000 omitted)	$88,686	$97,833	$94,752	$114,455	$126,952
Portfolio turnover rateF	63%	61%	60%	79%	76%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor High Income Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.74	$7.62	$8.34	$8.79	$8.75
Income from Investment Operations
Net investment income (loss)A	.416	.438	.445	.447	.489
Net realized and unrealized gain (loss)	.219	.089	(.523)	(.068)	.116
Total from investment operations	.635	.527	(.078)	.379	.605
Distributions from net investment income	(.386)	(.409)	(.439)	(.444)	(.472)
Distributions from net realized gain	–	–	(.204)	(.386)	(.094)
Total distributions	(.386)	(.409)	(.643)	(.830)	(.566)
Redemption fees added to paid in capitalA	.001	.002	.001	.001	.001
Net asset value, end of period	$7.99	$7.74	$7.62	$8.34	$8.79
Total ReturnB	8.39%	7.31%	(.94)%	4.57%	7.16%
Ratios to Average Net AssetsC,D
Expenses before reductions	.80%	.82%	.87%	.87%	.87%
Expenses net of fee waivers, if any	.80%	.82%	.85%	.85%	.85%
Expenses net of all reductions	.80%	.82%	.85%	.85%	.85%
Net investment income (loss)	5.28%	5.89%	5.63%	5.27%	5.58%
Supplemental Data
Net assets, end of period (000 omitted)	$437,641	$432,910	$361,760	$337,377	$358,238
Portfolio turnover rateE	63%	61%	60%	79%	76%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, defaulted bonds and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$33,437,918
Gross unrealized depreciation	(8,060,018)
Net unrealized appreciation (depreciation)	$25,377,900
Tax Cost	$763,983,466

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,904,477
Capital loss carryforward	$(34,790,475)
Net unrealized appreciation (depreciation) on securities and other investments	$25,377,900

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(16,504,390)
Long-term	(18,286,085)
Total capital loss carryforward	$(34,790,475)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$36,726,255	$ 41,784,482

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $476,293,356 and $552,662,348, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$506,993	$11,898
Class M	-%	.25%	158,750	592
Class C	.75%	.25%	954,125	71,551
			$1,619,868	$84,041

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$15,937
Class M	3,164
Class C(a)	5,186
$24,287

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$315,596.16
Class M	116,880.18
Class C	163,958.17
Class I	756,234.18
	$1,352,668

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,528 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,248.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,811.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$9,515,108	$11,526,565
Class M	2,956,751	3,698,146
Class B	–	142,572
Class C	3,737,500	4,154,279
Class I	20,516,896	22,262,920
Total	$36,726,255	$41,784,482

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	4,274,945	7,433,911	$33,549,610	$54,677,237
Reinvestment of distributions	1,068,579	1,372,430	8,416,417	10,168,527
Shares redeemed	(10,231,300)	(9,769,225)	(80,486,859)	(71,672,557)
Net increase (decrease)	(4,887,776)	(962,884)	$(38,520,832)	$(6,826,793)
Class M
Shares sold	898,800	1,617,554	$7,023,251	$11,757,682
Reinvestment of distributions	338,516	414,444	2,663,455	3,061,824
Shares redeemed	(2,612,833)	(3,378,059)	(20,330,619)	(24,216,552)
Net increase (decrease)	(1,375,517)	(1,346,061)	$(10,643,913)	$(9,397,046)
Class B
Shares sold	–	43,498	$–	$304,960
Reinvestment of distributions	–	16,125	–	116,505
Shares redeemed	–	(864,825)	–	(6,323,785)
Net increase (decrease)	–	(805,202)	$–	$(5,902,320)
Class C
Shares sold	1,327,140	2,763,335	$10,364,683	$20,357,542
Reinvestment of distributions	432,438	486,464	3,399,020	3,595,140
Shares redeemed	(3,300,673)	(3,037,093)	(25,902,554)	(22,336,625)
Net increase (decrease)	(1,541,095)	212,706	$(12,138,851)	$1,616,057
Class I
Shares sold	19,143,899	27,101,846	$151,063,114	$200,470,955
Reinvestment of distributions	2,509,674	2,716,962	19,816,828	20,215,304
Shares redeemed	(22,778,405)	(21,336,862)	(178,903,516)	(160,729,315)
Net increase (decrease)	(1,124,832)	8,481,946	$(8,023,574)	$59,956,944

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.02%
Actual		$1,000.00	$1,029.30	$5.22
Hypothetical-C		$1,000.00	$1,020.06	$5.19
Class M	1.04%
Actual		$1,000.00	$1,029.20	$5.32
Hypothetical-C		$1,000.00	$1,019.96	$5.30
Class C	1.78%
Actual		$1,000.00	$1,025.40	$9.09
Hypothetical-C		$1,000.00	$1,016.23	$9.05
Class I	.80%
Actual		$1,000.00	$1,030.40	$4.09
Hypothetical-C		$1,000.00	$1,021.17	$4.08

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $22,926,932 of distributions paid during the period January 1, 2017 to October 31, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class A ranked below the competitive median for 2016 and the total expense ratio of each of Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the competitive median for 2016. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AHI-ANN-1217
1.728715.120

Fidelity Advisor® Value Fund Class A, Class M (formerly Class T), Class C, Class I and Class Z Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	12.27%	12.17%	5.06%
Class M (incl. 3.50% sales charge)	14.62%	12.40%	5.04%
Class C (incl. contingent deferred sales charge)	17.21%	12.64%	4.89%
Class I	19.54%	13.82%	5.97%
Class Z	19.63%	13.84%	5.98%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$16,375	Fidelity Advisor® Value Fund - Class A
$21,382	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 23.63% for the year ending October 31, 2017. Equity markets rose sharply following the November election and continued to rally through the end of February on optimism for President Trump’s pro-business agenda. Stocks leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through period end amid positive consumer sentiment and other market indicators. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, information technology (+39%) performed best, surging as a handful of major index constituents posted strong returns. Financials gained 37%, riding an uptick in bond yields and a surge in banks. Materials (+29%) also did well, spurred by higher demand, especially from China. Conversely, consumer discretionary (+20%) lagged the broader market, as brick-and-mortar retailers continued to suffer from increased online competition. Rising interest rates held back real estate (+9%) and sluggish oil prices dragged on energy (+2%). Consumer staples (+4%) and telecommunication services (-1%) struggled due to investors’ general preference for risk assets.

Comments from Co-Portfolio Manager Matthew Friedman:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 18% to 20%, outpacing the 17.12% return of the benchmark Russell Midcap® Value Index. Versus the benchmark, the top individual contributor was Aerojet Rocketdyne Holdings. Shares of the maker of propulsion systems for rockets and missiles were driven by the Trump administration's promise to boost military spending. Elsewhere, it helped to establish a position in DXC Technology in April. The stock of the provider of technology consulting services benefited from the firm's better-than-expected earnings. Aerojet Rocketdyne and DXC were both non-benchmark holdings. Among individual detractors, untimely ownership of Israel-based Teva Pharmaceutical Industries hurt most. Shares of the maker of generic drugs were hurt by a combination of excess debt from the company’s 2016 acquisition of Actavis’ generics business and drug-pricing pressure stemming from poor industry fundamentals and turnover in the broader generics product cycle. We sold our non-benchmark stake in Teva in October.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Effective December 31, 2016, Steve Barwikowski is no longer a Co-Manager of the fund. On December 1, 2017, Matt Friedman transitioned from Co-Manager to Lead Manager of the fund and also assumed joint responsibility of its consumer sleeves with Kathy Buck, who plans to retire from portfolio management on March 31, 2017.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Sempra Energy	1.8	2.1
Xcel Energy, Inc.	1.7	1.8
Edison International	1.5	1.7
Discover Financial Services	1.4	1.2
U.S. Bancorp	1.4	1.2
American Tower Corp.	1.3	1.5
Synchrony Financial	1.3	0.9
Wells Fargo & Co.	1.2	1.0
Berkshire Hathaway, Inc. Class B	1.0	1.1
Colony NorthStar, Inc.	1.0	1.0
	13.6

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.7	17.5
Consumer Discretionary	12.4	11.5
Real Estate	12.1	11.8
Industrials	12.1	12.0
Materials	8.8	8.3

Asset Allocation (% of fund's net assets)

As of October 31, 2017 *
Stocks and Equity Futures	97.7%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

 * Foreign investments - 15.6%

As of April 30, 2017 *
Stocks and Equity Futures	99.4%
Convertible Securities	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 17.0%

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
CONSUMER DISCRETIONARY - 12.4%
Auto Components - 1.2%
American Axle & Manufacturing Holdings, Inc. (a)	22,600	$402,054
Delphi Automotive PLC	8,240	818,891
Hertz Global Holdings, Inc. (a)(b)	4,600	114,402
		1,335,347
Diversified Consumer Services - 1.4%
Houghton Mifflin Harcourt Co. (a)	65,672	650,153
Service Corp. International	11,890	421,619
ServiceMaster Global Holdings, Inc. (a)	11,416	537,808
		1,609,580
Hotels, Restaurants & Leisure - 1.7%
DineEquity, Inc.	9,000	428,490
Eldorado Resorts, Inc. (a)	16,358	420,401
U.S. Foods Holding Corp. (a)	16,055	437,980
Wyndham Worldwide Corp.	6,169	659,158
		1,946,029
Household Durables - 1.5%
D.R. Horton, Inc.	19,510	862,537
Newell Brands, Inc.	4,695	191,462
Techtronic Industries Co. Ltd.	79,500	466,214
Whirlpool Corp.	1,000	163,930
		1,684,143
Internet & Direct Marketing Retail - 0.8%
Liberty Interactive Corp. QVC Group:
(Venture Group) Series A (a)	6,616	376,847
Series A (a)	24,960	567,091
		943,938
Leisure Products - 0.8%
Mattel, Inc.	51,260	723,791
Vista Outdoor, Inc. (a)	7,933	165,879
		889,670
Media - 3.3%
DISH Network Corp. Class A (a)	5,748	279,008
Entercom Communications Corp. Class A (b)	26,300	290,615
Grupo Televisa SA de CV (CPO) sponsored ADR	13,374	292,757
Liberty Broadband Corp. Class C (a)	5,644	492,665
Liberty Global PLC Class C (a)	14,584	435,916
Nexstar Broadcasting Group, Inc. Class A	3,900	248,820
Omnicom Group, Inc.	11,978	804,802
Sinclair Broadcast Group, Inc. Class A (b)	16,466	521,972
Twenty-First Century Fox, Inc.:
Class A	10,857	283,911
Class B	5,751	146,363
		3,796,829
Specialty Retail - 1.4%
AutoZone, Inc. (a)	1,256	740,412
O'Reilly Automotive, Inc. (a)	1,800	379,710
Sally Beauty Holdings, Inc. (a)	10,519	182,084
Signet Jewelers Ltd.	4,838	317,228
		1,619,434
Textiles, Apparel & Luxury Goods - 0.3%
PVH Corp.	2,905	368,383

TOTAL CONSUMER DISCRETIONARY		14,193,353

CONSUMER STAPLES - 4.8%
Beverages - 1.1%
Cott Corp.	27,406	410,846
Molson Coors Brewing Co. Class B	10,439	844,202
		1,255,048
Food & Staples Retailing - 0.4%
CVS Health Corp.	6,000	411,180
Walgreens Boots Alliance, Inc.	1,392	92,248
		503,428
Food Products - 2.8%
Bunge Ltd.	1,629	112,043
Darling International, Inc. (a)	46,424	847,238
Nomad Foods Ltd. (a)	31,112	469,791
The J.M. Smucker Co.	7,875	835,144
TreeHouse Foods, Inc. (a)	9,286	616,405
Tyson Foods, Inc. Class A	4,406	321,241
		3,201,862
Personal Products - 0.5%
Coty, Inc. Class A	33,349	513,575

TOTAL CONSUMER STAPLES		5,473,913

ENERGY - 7.6%
Energy Equipment & Services - 1.2%
Baker Hughes, a GE Co. Class A	6,889	216,521
C&J Energy Services, Inc.	4,275	121,795
Dril-Quip, Inc. (a)	8,120	341,852
Halliburton Co.	3,029	129,459
Nabors Industries Ltd.	63,000	354,690
Odfjell Drilling A/S (a)	31,035	124,246
TechnipFMC PLC	3,019	82,690
		1,371,253
Oil, Gas & Consumable Fuels - 6.4%
Anadarko Petroleum Corp.	3,597	177,584
Boardwalk Pipeline Partners, LP	41,575	582,882
Cabot Oil & Gas Corp.	12,691	351,541
Cenovus Energy, Inc.	46,369	449,996
Cheniere Energy, Inc.	8,855	413,883
Diamondback Energy, Inc. (a)	3,171	339,804
Energen Corp. (a)	4,885	252,555
Enterprise Products Partners LP	9,408	230,496
EQT Corp.	11,615	726,402
GasLog Ltd.	24,804	427,869
Golar LNG Ltd.	9,600	202,848
Lundin Petroleum AB	18,200	428,061
Marathon Petroleum Corp.	9,303	555,761
Newfield Exploration Co. (a)	7,180	221,072
Phillips 66 Co.	4,388	399,659
Plains GP Holdings LP Class A	9,600	195,840
Teekay Corp.	44,000	356,400
Teekay LNG Partners LP	25,100	432,975
Teekay Offshore Partners LP	117,400	300,544
WPX Energy, Inc. (a)	25,601	288,779
		7,334,951

TOTAL ENERGY		8,706,204

FINANCIALS - 16.7%
Banks - 5.1%
Bank Ireland Group PLC (a)	5,627	43,949
CIT Group, Inc.	24,312	1,133,425
EFG Eurobank Ergasias SA (a)	60,916	49,742
First Citizen Bancshares, Inc.	1,049	424,845
First Citizen Bancshares, Inc. Class A	908	367,740
PNC Financial Services Group, Inc.	5,000	683,950
Popular, Inc.	4,500	165,060
U.S. Bancorp	28,414	1,545,153
Wells Fargo & Co.	24,868	1,396,090
		5,809,954
Capital Markets - 2.5%
Apollo Global Management LLC Class A	18,067	570,556
Ares Capital Corp.	4,898	78,760
Brookfield Asset Management, Inc. Class A	4,650	195,069
Franklin Resources, Inc.	9,350	393,916
KKR & Co. LP	7,594	152,260
Legg Mason, Inc.	16,288	621,876
State Street Corp.	3,800	349,600
The Blackstone Group LP	14,989	498,984
		2,861,021
Consumer Finance - 4.4%
Ally Financial, Inc.	13,569	354,558
Capital One Financial Corp.	11,330	1,044,399
Discover Financial Services	23,930	1,592,063
OneMain Holdings, Inc. (a)	17,416	553,306
Synchrony Financial	44,848	1,462,942
Trisura Group Ltd.	28	626
		5,007,894
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (a)	6,370	1,190,808
Donnelley Financial Solutions, Inc.	18,650	400,975
		1,591,783
Insurance - 3.1%
AFLAC, Inc.	4,728	396,632
AMBAC Financial Group, Inc. (a)	19,801	322,360
Chubb Ltd.	6,876	1,037,038
FNF Group	21,310	797,420
Greenlight Capital Re, Ltd. (a)	6,627	146,125
Reinsurance Group of America, Inc.	2,877	429,766
Torchmark Corp.	5,448	458,340
		3,587,681
Mortgage Real Estate Investment Trusts - 0.2%
MFA Financial, Inc.	20,810	171,474

TOTAL FINANCIALS		19,029,807

HEALTH CARE - 6.2%
Biotechnology - 1.2%
Amgen, Inc.	3,789	663,909
Shire PLC sponsored ADR	2,100	310,023
United Therapeutics Corp. (a)	3,510	416,251
		1,390,183
Health Care Equipment & Supplies - 0.8%
Dentsply Sirona, Inc.	1,490	90,994
Hill-Rom Holdings, Inc.	160	12,914
Hologic, Inc. (a)	880	33,308
Steris PLC	1,150	107,330
Teleflex, Inc.	500	118,490
Zimmer Biomet Holdings, Inc.	4,439	539,871
		902,907
Health Care Providers & Services - 2.1%
Cardinal Health, Inc.	3,149	194,923
Centene Corp. (a)	1,230	115,214
DaVita HealthCare Partners, Inc. (a)	1,133	68,818
Envision Healthcare Corp.	13,241	564,067
Laboratory Corp. of America Holdings (a)	2,943	452,369
McKesson Corp.	2,848	392,682
Patterson Companies, Inc.	900	33,300
Quest Diagnostics, Inc.	1,638	153,612
Universal Health Services, Inc. Class B	4,705	483,204
		2,458,189
Life Sciences Tools & Services - 0.1%
Bio-Rad Laboratories, Inc. Class A (a)	220	48,354
Quintiles Transnational Holdings, Inc. (a)	200	21,620
		69,974
Pharmaceuticals - 2.0%
Allergan PLC	1,600	283,568
Indivior PLC (a)	51,200	252,693
Jazz Pharmaceuticals PLC (a)	7,142	1,010,807
Mallinckrodt PLC (a)	11,889	376,525
Mylan N.V. (a)	4,250	151,768
Perrigo Co. PLC	640	51,834
The Medicines Company (a)	3,700	106,338
		2,233,533

TOTAL HEALTH CARE		7,054,786

INDUSTRIALS - 12.1%
Aerospace & Defense - 1.2%
Aerojet Rocketdyne Holdings, Inc. (a)	12,505	394,908
Huntington Ingalls Industries, Inc.	1,700	395,811
KLX, Inc. (a)	5,891	323,180
Ultra Electronics Holdings PLC	8,300	201,071
		1,314,970
Air Freight & Logistics - 0.0%
C.H. Robinson Worldwide, Inc.	36	2,827
Airlines - 1.8%
American Airlines Group, Inc.	22,567	1,056,587
JetBlue Airways Corp. (a)	35,500	679,825
United Continental Holdings, Inc. (a)	4,600	269,008
		2,005,420
Building Products - 0.2%
Allegion PLC	2,176	181,457
Commercial Services & Supplies - 0.6%
IWG PLC	104,081	297,759
KAR Auction Services, Inc.	9,109	431,129
		728,888
Construction & Engineering - 2.1%
AECOM (a)	24,630	863,528
Arcadis NV	12,465	288,219
Astaldi SpA	44,638	309,380
KBR, Inc.	45,836	899,761
		2,360,888
Electrical Equipment - 1.1%
AMETEK, Inc.	4,015	270,972
Fortive Corp.	2,269	163,958
Regal Beloit Corp.	5,566	451,681
Sensata Technologies Holding BV (a)	7,107	347,603
		1,234,214
Machinery - 1.0%
Allison Transmission Holdings, Inc.	16,735	711,070
SPX Flow, Inc. (a)	11,707	482,680
		1,193,750
Road & Rail - 1.3%
Avis Budget Group, Inc. (a)	21,196	874,335
CSX Corp.	2,280	114,980
Norfolk Southern Corp.	1,811	238,002
Swift Transporation Co. (a)	6,455	267,560
		1,494,877
Trading Companies & Distributors - 2.8%
AerCap Holdings NV (a)	11,961	629,627
Ashtead Group PLC	19,328	498,007
Fortress Transportation & Infrastructure Investors LLC	17,328	315,889
HD Supply Holdings, Inc. (a)	21,359	755,895
Nexeo Solutions, Inc. (a)	27,100	200,269
Nexeo Solutions, Inc. (a)(c)	14,400	106,416
WESCO International, Inc. (a)	11,576	731,024
		3,237,127

TOTAL INDUSTRIALS		13,754,418

INFORMATION TECHNOLOGY - 7.6%
Communications Equipment - 1.1%
CommScope Holding Co., Inc. (a)	23,931	769,142
F5 Networks, Inc. (a)	3,680	446,274
		1,215,416
Electronic Equipment & Components - 1.4%
Avnet, Inc.	3,547	141,171
Cardtronics PLC (a)	14,867	340,454
Jabil, Inc.	21,234	600,498
TE Connectivity Ltd.	6,139	558,465
		1,640,588
IT Services - 4.1%
Amdocs Ltd.	13,480	877,548
Cognizant Technology Solutions Corp. Class A	11,920	901,986
Conduent, Inc.	31,197	482,930
DXC Technology Co.	8,387	767,578
First Data Corp. Class A (a)	22,051	392,728
Leidos Holdings, Inc.	9,120	570,182
Total System Services, Inc.	6,650	479,133
Unisys Corp. (a)(b)	26,048	227,920
		4,700,005
Semiconductors & Semiconductor Equipment - 0.6%
Qualcomm, Inc.	13,713	699,500
Software - 0.4%
Micro Focus International PLC	11,300	396,964
Totvs SA	7,400	73,699
		470,663

TOTAL INFORMATION TECHNOLOGY		8,726,172

MATERIALS - 8.8%
Chemicals - 5.0%
Axalta Coating Systems (a)	19,700	655,025
Celanese Corp. Class A	2,539	264,843
CF Industries Holdings, Inc.	12,110	459,938
DowDuPont, Inc.	9,326	674,363
Eastman Chemical Co.	6,319	573,828
FMC Corp.	2,164	200,949
LyondellBasell Industries NV Class A	7,926	820,579
Monsanto Co.	2,800	339,080
PPG Industries, Inc.	1,548	179,940
The Chemours Co. LLC	9,356	529,643
Tronox Ltd. Class A	11,000	291,170
Westlake Chemical Corp.	7,762	659,071
		5,648,429
Construction Materials - 0.5%
Eagle Materials, Inc.	5,823	614,734
Containers & Packaging - 2.4%
Avery Dennison Corp.	1,994	211,703
Ball Corp.	17,552	753,507
Berry Global Group, Inc. (a)	6,549	389,338
Graphic Packaging Holding Co.	41,123	636,995
Sealed Air Corp.	10,186	450,527
Silgan Holdings, Inc.	9,955	291,184
		2,733,254
Metals & Mining - 0.7%
Alcoa Corp.	3,873	185,052
Antofagasta PLC	6,562	83,188
Randgold Resources Ltd. sponsored ADR	2,074	203,812
Steel Dynamics, Inc.	7,353	273,605
		745,657
Paper & Forest Products - 0.2%
Kapstone Paper & Packaging Corp.	11,900	267,274

TOTAL MATERIALS		10,009,348

REAL ESTATE - 12.1%
Equity Real Estate Investment Trusts (REITs) - 11.2%
American Tower Corp.	10,259	1,473,911
AvalonBay Communities, Inc.	2,270	411,619
Boston Properties, Inc.	2,660	322,339
Colony NorthStar, Inc.	96,346	1,183,129
Corporate Office Properties Trust (SBI)	15,606	498,300
Douglas Emmett, Inc.	15,043	598,561
Equinix, Inc.	1,175	544,613
Equity Commonwealth (a)	900	27,045
Equity Lifestyle Properties, Inc.	11,582	1,024,775
Equity Residential (SBI)	6,290	423,065
Essex Property Trust, Inc.	3,027	794,376
Extra Space Storage, Inc.	9,115	743,693
Forest City Realty Trust, Inc. Class A	14,070	346,544
General Growth Properties, Inc.	31,500	612,990
Grivalia Properties REIC	52,342	545,687
iStar Financial, Inc. (a)	32,965	385,691
Lamar Advertising Co. Class A	3,942	277,674
National Retail Properties, Inc.	16,073	645,813
NorthStar Realty Europe Corp.	2,424	32,651
Outfront Media, Inc.	25,291	593,074
Public Storage	720	149,220
SBA Communications Corp. Class A (a)	296	46,525
Simon Property Group, Inc.	520	80,772
Spirit Realty Capital, Inc.	43,800	363,978
VEREIT, Inc.	25,040	197,566
Welltower, Inc.	3,090	206,906
WP Glimcher, Inc.	28,530	223,390
		12,753,907
Real Estate Management & Development - 0.9%
CBRE Group, Inc. (a)	18,708	735,599
Kennedy-Wilson Holdings, Inc.	2,253	43,821
Realogy Holdings Corp.	9,344	302,092
		1,081,512

TOTAL REAL ESTATE		13,835,419

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Iridium Communications, Inc. (a)(b)	104	1,248
Level 3 Communications, Inc.	4,691	251,578
		252,826
UTILITIES - 8.2%
Electric Utilities - 4.7%
Alliant Energy Corp.	9,182	397,213
Edison International	20,728	1,657,204
Exelon Corp.	6,066	243,914
NextEra Energy, Inc.	2,348	364,104
PG&E Corp.	14,179	819,121
Xcel Energy, Inc.	38,306	1,896,913
		5,378,469
Independent Power and Renewable Electricity Producers - 1.0%
NRG Energy, Inc.	19,030	475,750
The AES Corp.	63,063	670,360
		1,146,110
Multi-Utilities - 2.5%
CMS Energy Corp.	8,587	415,353
Public Service Enterprise Group, Inc.	9,150	450,180
Sempra Energy	17,174	2,017,940
		2,883,473

TOTAL UTILITIES		9,408,052

TOTAL COMMON STOCKS
(Cost $94,778,909)		110,444,298

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Holdings PLC (C Shares)
(Cost $757)	617,780	821
	Principal Amount	Value

Convertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Cobalt International Energy, Inc. 2.625% 12/1/19
(Cost $390,949)	640,000	89,600

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.02% to 1.05% 11/9/17 to 12/28/17 (d)
(Cost $149,826)	150,000	149,831
	Shares	Value

Money Market Funds - 4.0%
Fidelity Cash Central Fund, 1.10% (e)	3,639,629	$3,640,357
Fidelity Securities Lending Cash Central Fund 1.11% (e)(f)	912,629	912,720
TOTAL MONEY MARKET FUNDS
(Cost $4,552,866)		4,553,077
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $99,873,307)		115,237,627
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(974,854)
NET ASSETS - 100%		$114,262,773

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	6	Dec. 2017	$1,100,340	$8,270	$8,270

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $106,416 or 0.1% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $149,831.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Nexeo Solutions, Inc.	6/9/16	$144,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$26,797
Fidelity Securities Lending Cash Central Fund	7,828
Total	$34,625

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$14,193,353	$14,193,353	$--	$--
Consumer Staples	5,473,913	5,473,913	--	--
Energy	8,706,204	8,706,204	--	--
Financials	19,029,807	19,029,807	--	--
Health Care	7,054,786	7,054,786	--	--
Industrials	13,755,239	13,755,239	--	--
Information Technology	8,726,172	8,726,172	--	--
Materials	10,009,348	10,009,348	--	--
Real Estate	13,835,419	13,835,419	--	--
Telecommunication Services	252,826	252,826	--	--
Utilities	9,408,052	9,408,052	--	--
Corporate Bonds	89,600	--	89,600	--
U.S. Government and Government Agency Obligations	149,831	--	149,831	--
Money Market Funds	4,553,077	4,553,077	--	--
Total Investments in Securities:	$115,237,627	$114,998,196	$239,431	$--
Derivative Instruments:
Assets
Futures Contracts	$8,270	$8,270	$--	$--
Total Assets	$8,270	$8,270	$--	$--
Total Derivative Instruments:	$8,270	$8,270	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$8,270	$0
Total Equity Risk	8,270	0
Total Value of Derivatives	$8,270	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.4%
United Kingdom	2.1%
Netherlands	1.8%
Ireland	1.8%
Bailiwick of Jersey	1.4%
Switzerland	1.4%
Bermuda	1.3%
Marshall Islands	1.0%
Canada	1.0%
Others (Individually Less Than 1%)	3.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $894,715) — See accompanying schedule: Unaffiliated issuers (cost $95,320,441)	$110,684,550
Fidelity Central Funds (cost $4,552,866)	4,553,077
Total Investment in Securities (cost $99,873,307)		$115,237,627
Cash		79,457
Foreign currency held at value (cost $25,659)		25,671
Receivable for investments sold		903,188
Receivable for fund shares sold		126,697
Dividends receivable		53,402
Interest receivable		7,023
Distributions receivable from Fidelity Central Funds		5,810
Receivable for daily variation margin on futures contracts		5,460
Prepaid expenses		247
Other receivables		3,006
Total assets		116,447,588
Liabilities
Payable for investments purchased	$548,337
Payable for fund shares redeemed	557,167
Accrued management fee	44,763
Distribution and service plan fees payable	37,739
Other affiliated payables	23,383
Other payables and accrued expenses	60,801
Collateral on securities loaned	912,625
Total liabilities		2,184,815
Net Assets		$114,262,773
Net Assets consist of:
Paid in capital		$96,200,719
Undistributed net investment income		707,844
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,982,001
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,372,209
Net Assets		$114,262,773
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($59,657,641 ÷ 2,351,263 shares)		$25.37
Maximum offering price per share (100/94.25 of $25.37)		$26.92
Class M:
Net Asset Value and redemption price per share ($18,961,650 ÷ 755,328 shares)		$25.10
Maximum offering price per share (100/96.50 of $25.10)		$26.01
Class C:
Net Asset Value and offering price per share ($20,554,924 ÷ 855,834 shares)(a)		$24.02
Class I:
Net Asset Value, offering price and redemption price per share ($14,564,902 ÷ 567,891 shares)		$25.65
Class Z:
Net Asset Value, offering price and redemption price per share ($523,656 ÷ 20,401 shares)		$25.67

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$1,906,014
Special dividends		301,000
Interest		91,549
Income from Fidelity Central Funds		34,625
Total income		2,333,188
Expenses
Management fee
Basic fee	$616,852
Performance adjustment	(130,909)
Transfer agent fees	252,542
Distribution and service plan fees	430,425
Accounting and security lending fees	44,099
Custodian fees and expenses	62,159
Independent trustees' fees and expenses	448
Registration fees	84,828
Audit	70,364
Legal	7,121
Miscellaneous	1,077
Total expenses before reductions	1,439,006
Expense reductions	(23,201)	1,415,805
Net investment income (loss)		917,383
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,238,688
Fidelity Central Funds	195
Foreign currency transactions	1,381
Futures contracts	142,294
Total net realized gain (loss)		6,382,558
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	12,169,507
Fidelity Central Funds	(638)
Assets and liabilities in foreign currencies	(189)
Futures contracts	14,035
Total change in net unrealized appreciation (depreciation)		$12,182,715
Net gain (loss)		18,565,273
Net increase (decrease) in net assets resulting from operations		$19,482,656

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$917,383	$904,182
Net realized gain (loss)	6,382,558	(4,125,577)
Change in net unrealized appreciation (depreciation)	12,182,715	5,667,371
Net increase (decrease) in net assets resulting from operations	19,482,656	2,445,976
Distributions to shareholders from net investment income	(582,647)	(403,934)
Distributions to shareholders from net realized gain	(29,178)	(1,698,817)
Total distributions	(611,825)	(2,102,751)
Share transactions - net increase (decrease)	(8,709,189)	7,623,081
Total increase (decrease) in net assets	10,161,642	7,966,306
Net Assets
Beginning of period	104,101,131	96,134,825
End of period	$114,262,773	$104,101,131
Other Information
Undistributed net investment income end of period	$707,844	$425,372

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Value Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.43	$21.39	$21.48	$18.90	$14.08
Income from Investment Operations
Net investment income (loss)A	.23B	.22	.12	.09	.11
Net realized and unrealized gain (loss)	3.86	.30	(.14)C	2.58	4.82
Total from investment operations	4.09	.52	(.02)	2.67	4.93
Distributions from net investment income	(.14)	(.11)	(.05)	(.04)	(.11)
Distributions from net realized gain	(.01)	(.37)	(.02)	(.04)	–
Total distributions	(.15)	(.48)	(.07)	(.09)D	(.11)
Net asset value, end of period	$25.37	$21.43	$21.39	$21.48	$18.90
Total ReturnE,F	19.12%	2.53%	(.12)%C	14.15%	35.30%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.14%	1.19%	1.31%	1.29%	1.31%
Expenses net of fee waivers, if any	1.12%	1.19%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.12%	1.18%	1.24%	1.25%	1.23%
Net investment income (loss)	.95%B	1.06%	.53%	.42%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$59,658	$54,196	$50,858	$45,759	$38,397
Portfolio turnover rateI	81%	77%	82%	78%	103%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.17)%.

 D Total distributions of $.09 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.044 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.22	$21.17	$21.27	$18.72	$13.95
Income from Investment Operations
Net investment income (loss)A	.16B	.16	.06	.03	.07
Net realized and unrealized gain (loss)	3.82	.31	(.15)C	2.56	4.78
Total from investment operations	3.98	.47	(.09)	2.59	4.85
Distributions from net investment income	(.09)	(.05)	–	–	(.08)
Distributions from net realized gain	(.01)	(.37)	(.01)	(.04)	–
Total distributions	(.10)	(.42)	(.01)	(.04)	(.08)
Net asset value, end of period	$25.10	$21.22	$21.17	$21.27	$18.72
Total ReturnD,E	18.78%	2.28%	(.43)%C	13.88%	34.94%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.40%	1.47%	1.58%	1.57%	1.58%
Expenses net of fee waivers, if any	1.39%	1.46%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.38%	1.46%	1.49%	1.50%	1.48%
Net investment income (loss)	.68%B	.78%	.28%	.17%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$18,962	$18,098	$17,300	$18,558	$17,319
Portfolio turnover rateH	81%	77%	82%	78%	103%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.48)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$20.32	$20.35	$20.54	$18.13	$13.51
Income from Investment Operations
Net investment income (loss)A	.03B	.05	(.05)	(.07)	(.01)
Net realized and unrealized gain (loss)	3.67	.29	(.13)C	2.48	4.64
Total from investment operations	3.70	.34	(.18)	2.41	4.63
Distributions from net investment income	–	–	–	–	(.01)
Distributions from net realized gain	–	(.37)	(.01)	–	–
Total distributions	–	(.37)	(.01)	–	(.01)
Net asset value, end of period	$24.02	$20.32	$20.35	$20.54	$18.13
Total ReturnD,E	18.21%	1.72%	(.89)%C	13.29%	34.32%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.94%	1.98%	2.09%	2.06%	2.08%
Expenses net of fee waivers, if any	1.92%	1.97%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.92%	1.97%	1.99%	2.00%	1.98%
Net investment income (loss)	.15%B	.27%	(.22)%	(.33)%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$20,555	$15,589	$16,670	$17,390	$14,354
Portfolio turnover rateH	81%	77%	82%	78%	103%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.12) %.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.94)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.65	$21.60	$21.70	$19.09	$14.22
Income from Investment Operations
Net investment income (loss)A	.30B	.28	.17	.14	.16
Net realized and unrealized gain (loss)	3.91	.31	(.14)C	2.60	4.86
Total from investment operations	4.21	.59	.03	2.74	5.02
Distributions from net investment income	(.20)	(.17)	(.11)	(.09)	(.15)
Distributions from net realized gain	(.01)	(.37)	(.02)	(.04)	–
Total distributions	(.21)	(.54)	(.13)	(.13)	(.15)
Net asset value, end of period	$25.65	$21.65	$21.60	$21.70	$19.09
Total ReturnD	19.54%	2.82%	.13%C	14.46%	35.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	.84%	.89%	1.00%	.97%	.96%
Expenses net of fee waivers, if any	.82%	.89%	1.00%	.97%	.96%
Expenses net of all reductions	.82%	.89%	.99%	.97%	.94%
Net investment income (loss)	1.25%B	1.36%	.78%	.69%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$14,565	$16,218	$10,391	$10,011	$6,405
Portfolio turnover rateG	81%	77%	82%	78%	103%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .08%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Fund Class Z

Years ended October 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$23.57
Income from Investment Operations
Net investment income (loss)B	.23C
Net realized and unrealized gain (loss)	1.87
Total from investment operations	2.10
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$25.67
Total ReturnD,E	8.91%
Ratios to Average Net AssetsF,G
Expenses before reductions	.72%H
Expenses net of fee waivers, if any	.72%H
Expenses net of all reductions	.71%H
Net investment income (loss)	1.24%C,H
Supplemental Data
Net assets, end of period (000 omitted)	$524
Portfolio turnover rateI	81%

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on February 1, 2017. The Fund offers Class A, Class M (formerly Class T), Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$19,886,509
Gross unrealized depreciation	(5,036,976)
Net unrealized appreciation (depreciation)	$14,849,533
Tax Cost	$100,388,094

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,212,683
Net unrealized appreciation (depreciation) on securities and other investments	$14,849,371

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$611,825	$ 403,933
Long-term Capital Gains	–	1,698,818
Total	$611,825	$ 2,102,751

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $88,337,849 and $97,148,294, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .43% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$145,958	$2,674
Class M	.25%	.25%	98,624	–
Class C	.75%	.25%	185,843	20,473
			$430,425	$23,147

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$10,746
Class M	2,185
Class C(a)	1,143
$14,074

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$128,413.22
Class M	46,533.24
Class C	49,733.27
Class I	27,791.17
Class Z	72	.05(a)
	$252,542

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,651 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,935.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $361 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $84,558. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,828, including $6 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse a portion of the Fund's Class A, Class M, Class C and Class I operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$8,631
Class M	2,881
Class C	2,778
Class I	2,685
$16,975

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5,188 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,038.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$349,954	$271,815
Class M	78,611	40,168
Class I	154,082	91,951
Total	$582,647	$403,934
From net realized gain
Class A	$17,751	$882,206
Class M	6,114	297,241
Class B	–	16,135
Class C	–	301,923
Class I	5,313	201,312
Total	$29,178	$1,698,817

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017(a)	Year ended October 31, 2016	Year ended October 31, 2017(a)	Year ended October 31, 2016
Class A
Shares sold	765,473	824,070	$18,343,045	$16,976,958
Reinvestment of distributions	15,497	54,608	360,454	1,132,015
Shares redeemed	(958,773)	(727,383)	(23,014,248)	(14,850,569)
Net increase (decrease)	(177,803)	151,295	$(4,310,749)	$3,258,404
Class M
Shares sold	119,030	192,081	$2,790,662	$4,011,968
Reinvestment of distributions	3,578	16,080	82,555	330,767
Shares redeemed	(220,310)	(172,188)	(5,274,080)	(3,484,722)
Net increase (decrease)	(97,702)	35,973	$(2,400,863)	$858,013
Class B
Shares sold	–	995	$–	$19,938
Reinvestment of distributions	–	769	–	15,282
Shares redeemed	–	(46,605)	–	(903,723)
Net increase (decrease)	–	(44,841)	$–	$(868,503)
Class C
Shares sold	348,523	175,956	$7,912,553	$3,455,624
Reinvestment of distributions	–	14,372	–	284,567
Shares redeemed	(259,820)	(242,360)	(5,896,612)	(4,738,320)
Net increase (decrease)	88,703	(52,032)	$2,015,941	$(998,129)
Class I
Shares sold	323,944	475,169	$7,840,510	$9,727,941
Reinvestment of distributions	5,728	12,080	134,330	252,359
Shares redeemed	(510,727)	(219,416)	(12,490,419)	(4,607,004)
Net increase (decrease)	(181,055)	267,833	$(4,515,579)	$5,373,296
Class Z
Shares sold	20,406	–	$502,183	$–
Shares redeemed	(5)	–	(122)	–
Net increase (decrease)	20,401	–	$502,061	$–

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.14%
Actual		$1,000.00	$1,047.50	$5.88
Hypothetical-C		$1,000.00	$1,019.46	$5.80
Class M	1.40%
Actual		$1,000.00	$1,046.30	$7.22
Hypothetical-C		$1,000.00	$1,018.15	$7.12
Class C	1.94%
Actual		$1,000.00	$1,043.40	$9.99
Hypothetical-C		$1,000.00	$1,015.43	$9.86
Class I	.82%
Actual		$1,000.00	$1,049.50	$4.24
Hypothetical-C		$1,000.00	$1,021.07	$4.18
Class Z	.73%
Actual		$1,000.00	$1,049.90	$3.77
Hypothetical-C		$1,000.00	$1,021.53	$3.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Value Fund
Class A	12/11/17	12/08/17	$0.215	$0.610
Class M	12/11/17	12/08/17	$0.135	$0.610
Class C	12/11/17	12/08/17	$0.000	$0.570
Class I	12/11/17	12/08/17	$0.289	$0.610
Class Z	12/11/17	12/08/17	$0.332	$0.610

Class A, Class M, and Class I designate 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, and Class I designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Value Fund

2016 Total Return % vs. Morningstar Mid-Cap Value and Russell Midcap Value:

75% beaten
Class I
Benchmark
Class C
25% beaten
22
20
18
16
14
21.1
20.0
15.9
14.6
14.6
1 Year
35
30
25
20
15
31.1
25.9
20.9
17.2
18.5
3 Year
110
105
100
95
90
85
80
107.4
102.4
100.7
90.6
83.8
5 Year

% Beaten	1 Year	3 Year	5 Year
Class A	31%	31%	65%
Class C	25%	21%	45%
Class I	34%	38%	73%
Class M	29%	28%	60%

The Board has discussed the fund's underperformance with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that there were portfolio management changes for the fund in January 2014 and December 2016.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class I ranked below the competitive median for 2016 and the total expense ratio of each of Class M (formerly Class T) and Class C ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, and Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.25%, 1.50%, 2.00%, and 1.00% through December 31, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FAV-ANN-1217
1.808899.113

Item 2.

Code of Ethics

As of the end of the period, October 31, 2017, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor High Income Advantage Fund, Fidelity Advisor High Income Fund, and Fidelity Advisor Value Fund (the “Funds”):

Services Billed by Deloitte Entities

October 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$150,000	$200	$6,400	$4,000
Fidelity Advisor High Income Advantage Fund	$72,000	$100	$6,500	$1,900
Fidelity Advisor High Income Fund	$59,000	$100	$6,400	$1,700
Fidelity Advisor Value Fund	$48,000	$100	$6,700	$1,300

October 31, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$149,000	$200	$6,400	$3,900
Fidelity Advisor High Income Advantage Fund	$70,000	$100	$6,500	$1,800
Fidelity Advisor High Income Fund	$59,000	$100	$6,400	$1,600
Fidelity Advisor Value Fund	$46,000	$100	$6,600	$1,200

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2017A	October 31, 2016A
Audit-Related Fees	$-	$40,000
Tax Fees	$25,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2017A	October 31, 2016A
Deloitte Entities	$565,000	$105,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 27, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 27, 2017